     As filed with the Securities and Exchange Commission on April 30, 2003


                                                      Registration No. 333-97073
                                                                        811-8190

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___                     [ ]

                         Post-Effective Amendment No. 2                      [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                Amendment No. 40

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------
                           (Exact Name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska, 68175
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including Area Code

                     Name and Address of Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: mike.huss@mutualofomaha.com

It is proposed that this filing will become effective (check appropriate box):

[ ]     immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]     on May 1, 2003 pursuant to paragraph (b) of Rule 485.
[ ]     60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[ ]     on (the date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                Flexible Payment Variable Deferred Annuity Policy
                     (Title of Securities Being Registered)

                                   ----------

--------------------------------------------------------------------------------
                                                         PROSPECTUS: May 1, 2003
[LOGO]
                                                           ULTRA-SELECT SERIES L
Mutual of Omaha                                                 Flexible Payment
United of Omaha                                 Variable Deferred Annuity Policy

--------------------------------------------------------------------------------

       This Prospectus describes Ultra-Select Series L, a variable annuity policy offered by United of Omaha Life Insurance Company. To purchase a Policy, you must invest at least $10,000. Further investment is optional.

     The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.

       The Policy includes 33 variable options (where you have the investment risk) with investment portfolios from:


..      The Alger American Fund
..      Federated Insurance Series
..      Fidelity Variable Insurance Products Fund and Variable
       Insurance Products Fund II
..      MFS Variable Insurance Trust
..      Pioneer Variable Contracts Trust
..      Scudder Investment VIT Funds
..      Scudder Variable Series I
..      T. Rowe Price Equity Series, Inc., Fixed Income Series,
       Inc. and International Series, Inc.
..      Van Kampen Universal Institutional Funds, Inc.

 and three fixed rate options (where we have the investment risk).


       The variable investment options are not direct investments in mutual fund shares, but are offered through subaccounts of United of Omaha Separate Account
C. The value of your Policy will go up or down based on the investment performance of the variable investment options that you choose.

     Please Read This Prospectus Carefully. It provides information you should
     -------------------------------------
     consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information by writing or calling us, or you may access it in our registration on the SEC's web site (http://www.sec.gov), or
                                                         ------------------
you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The table of contents for the Statement of Additional Information is at the end of this Prospectus.

 The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy.
            Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

             .  are subject to risk, including possible loss of principal
                ---
             .  are not bank deposits
                    ---
             .  are not government insured
                    ---
             .  are not endorsed by any bank or government agency
                    ---
             .  may not achieve their goals
                    ---

--------------------------------------------------------------------------------
        UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services
            P. O. Box 8430 Omaha, Nebraska 68103-0430 1-800-238-9354
--------------------------------------------------------------------------------

-----------------------------------------------------------
CONTENTS

                                                                Page(s)
                                                               --------
        DEFINITIONS                                                    3
        ----------------------------------------------------------------
        INTRODUCTION AND SUMMARY                                    4-11
             Comparison to Other Policies and Investments
             How the Policy Operates
             Fee Tables
             Examples of Expenses
        ---------------------------------------------------------------------
        FINANCIAL STATEMENTS                                          12
        ---------------------------------------------------------------------
        ABOUT US                                                      13
        ---------------------------------------------------------------------
        INVESTMENT OPTIONS                                         14-22
             Variable Investment Options
             Fixed Rate Options
             Transfers
             Dollar Cost Averaging
             Systematic Transfer Enrollment Program
             Asset Allocation Program
             Rebalancing Program
        ---------------------------------------------------------------------
        IMPORTANT POLICY PROVISIONS                                23-26
             Policy Application and Issuance
             Accumulation Value
             Telephone Transactions
             Death of Annuitant
             Delay of Payments
             Minor Owner or Beneficiary
             Policy Termination
        ---------------------------------------------------------------------
        EXPENSES                                                   27-30
             Withdrawal Charge
             Mortality and Expense Risk Charge
             Administrative Charges
             Enhanced Death Benefit Charge
             Enhanced Earnings Death Benefit Charge
             Returns Benefit Charge
             Transfer Fee
             Premium Tax Charge
             Other Taxes
             Other Expenses; Investment Advisory Fees
        ---------------------------------------------------------------------
        POLICY DISTRIBUTIONS                                       31-39
             Withdrawals
             Annuity Payments
             Guaranteed Minimum Income Benefit
             Returns Benefit Rider
             Death Benefits
             Lump Sum Payment
        ---------------------------------------------------------------------
        FEDERAL TAX MATTERS                                        40-42
             Taxation of Nonqualified Policies
             Taxation of Qualified Policies
             Possible Tax Law Changes
        ---------------------------------------------------------------------
        MISCELLANEOUS                                              43-48
             Distributor of the Policies
             Sales to Employees
             Voting Rights
             Distribution of Materials
             Legal Proceedings
             USA Patriot Act Notice
             Privacy Notice
             Do You Have Questions?
        ---------------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION                           49

-------------------------
DEFINITIONS

Accumulation Unit is a measurement of value in a particular Subaccount prior to the Annuity Starting Date. Purchase payments that are invested in the variable investment options are used to purchase Accumulation Units. The Policy sets forth the calculation of the value of Accumulation Units.

Accumulation Value is the dollar value, as of any Valuation Date, of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate investment options).

Annuitant is the person on whose life annuity payments involving life contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Fixed Account is an investment option under the Policy that pays a fixed rate of interest and consists of our general account assets.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra-Select Series L, a variable annuity policy offered by us through this Prospectus.

Policy Year is measured from the annual anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Surrender Value is the Accumulation Value less any withdrawal charge, Policy fees and any premium tax charge not previously deducted.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Date is each day the New York Stock Exchange is open for business.

Variable Account is United of Omaha Separate Account C, a separate account maintained by us.


Variable Annuity Unit is a measurement of value in a particular Subaccount after the Annuity Starting Date. The Policy sets forth the calculation of the value of Variable Annuity Units.


Written Notice is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

10% Withdrawal Amount means the amount you may withdraw in each Policy Year prior to the Annuity Starting Date without incurring a withdrawal charge.

                      _____________________________________

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specified.

INTRODUCTION AND SUMMARY

       This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

       The Ultra-Select Series L Policy described in this Prospectus is a contract between you and United of Omaha Life Insurance Company. The Policy is a variable annuity policy, which means that you can allocate your purchase payments to as many as 33 different variable investment options, where you can gain or lose money on your investment. The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You can also allocate your purchase payments to fixed rate options, where we guarantee you will earn a fixed rate of interest. The Policy is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payment phase.


       During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate options). Withdrawals may be subject to a withdrawal charge, they may be taxable, and a penalty tax may apply.

       The accumulation phase ends and the annuity payment phase begins on the Annuity Starting Date that you select. During the annuity payment phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. Some or all of each payment may be taxable. If you choose a designated fixed annuity payment option, you will be entitled to a guaranteed minimum income benefit if you elect to annuitize after you hold the Policy for at least 10 years.

       You may also have the right to add an enhanced death benefit rider or an enhanced earnings death benefit rider to the Policy (but not both) for an additional charge. If you elect either of these riders, you may be entitled to receive a death benefit in excess of your Accumulation Value. You also have the right to add a returns benefit rider to the Policy for an additional charge. You cannot elect this rider if you have elected the enhanced death benefit rider or the enhanced earnings death benefit rider. If you elect this rider, you are entitled to a guaranteed minimum annuity purchase amount, and if you die before these payments begin, your Beneficiary may receive an increased death benefit.


COMPARISON TO OTHER POLICIES AND INVESTMENTS

  Compared to fixed annuities.  Like fixed-interest annuities, the Policy:

.. offers the ability to accumulate capital on a tax-deferred basis;

.. offers the ability to have a guaranteed minimum return on your investment if you choose the fixed rate option;

.. allows you to make withdrawals from your Policy; and .. can provide annuity payments for the rest of your life or for some other period.

       The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

       Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

.. The Policy provides a death benefit that could be higher than the value of the
  Policy.
.. The Policy provides an optional guaranteed minimum income benefit or an optional returns benefit rider that might cause your annuity value to be greater than the value of the Policy.
.. Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed income payments, guaranteed fees, and asset allocation models.

  . Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy.
  . You can make transfers from one underlying investment portfolio to another without tax liability.
  . Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
  . Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first, followed by the return of your purchase payments.
  . Withdrawals of more than 10% of the Accumulation Value of the Policy can result in a withdrawal charge during the first four years of the Policy.
  . Most states grant you a short time period to review your Policy and cancel it. The terms of this "right to examine" period vary by state (see the cover of your Policy).
  . We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

.. HOW THE POLICY OPERATES

  The following chart summarizes how the Policy operates. For more information, refer to specific sections of this Prospectus.

                  --------------------------------------------------
                                PURCHASE PAYMENTS

                  .  Minimum initial purchase payment is $10,000.
                  . Minimum additional purchase payment is $500, $100 if purchase payments are made through our electronic funds transfer program.
                  . No additional purchase payments will be accepted after the Annuity Starting Date.
                  --------------------------------------------------

    -------------------------------------------------------------------------

                 DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS

          In some states we are required to pay premium taxes, which may be up to 3.5% of the purchase payment you make. The amount of premium tax we are required to pay in your state may instead be deducted from your purchase payment upon surrender, upon the death of an Owner, or at the Annuity Starting Date. The timing of the deduction will vary in accordance with state law.

     ------------------------------------------------------------------------

   ----------------------------------------------------------------------------

                         INVESTMENT OF PURCHASE PAYMENTS

     You direct the allocation of all net purchase payments among the 33 Subaccounts of the Variable Account, the Fixed Account and two systematic transfer accounts. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.

   ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             DEDUCTIONS FROM ASSETS

.. Daily charges deducted from the net assets in the Variable Account equal an annual rate of:

  -   1.50% for our mortality and expense risk;
  - 0.15% for our administrative expenses if your Policy has an Accumulation Value of less than $100,000, no charge for our administrative expense if your Policy has an Accumulation Value of $100,000 or more;
  - 0.30% if you elect the optional enhanced death benefit (may not be available in all states).
.. Daily charges deducted from the Policy's Accumulation Value equal an annual rate of 0.30% if you elect the optional enhanced earnings death benefit (may not be available in all states).
.. Annual charge deducted from the Policy's Accumulation Value of 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value if you elect the optional returns benefit rider.
.. Annual Policy fee of $40 per year assessed on each Policy anniversary if your
  Policy has an Accumulation Value of less than $50,000, no annual Policy fee is assessed if your Policy has an Accumulation Value of $50,000 or more.
.. $20 fee for transfers among the Subaccounts and the Fixed Account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
.. Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

     -------------------------------------------------------------------------

                               ACCUMULATION VALUE

     . Your Accumulation Value is equal to your purchase payments adjusted up or down each Valuation Date to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed rate accounts, charges deducted and other Policy transactions (such as withdrawals).
     . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts.
     .  Accumulation Value can be transferred among the Subaccounts.
     . Dollar cost averaging, asset allocation and rebalancing programs are available.
     . Accumulation Value is the starting point for calculating certain values under the Policy, such as the Surrender Value and the death benefit.
--------------------------------------------------------------------------------

                           ACCUMULATION VALUE BENEFITS

.. You can withdraw all or part of the Surrender Value. Each Policy Year, up to 10% of the Accumulation Value as of the date of the first withdrawal that Policy Year may be withdrawn without a withdrawal charge. Thereafter, the withdrawal charge is calculated separately for each withdrawal based on the number of years the Policy has been in effect; the charge is 8% if the withdrawal is made in the first two Policy Years, 7% if the withdrawal is made in the third Policy Year, and 6% if the withdrawal is made in the fourth Policy Year. No withdrawal charge applies to withdrawals made after the fourth Policy Year. The maximum withdrawal charge that will be applied is 9% of all purchase payments that have been made. (Taxes and tax penalties may also apply to withdrawals.)

..  Fixed and variable annuity payment options are available.


                                 DEATH BENEFITS

..  Available as a lump sum or under a variety of payment options.

.. An enhanced death benefit or an enhanced earnings death benefit also may be available (for an extra charge).*

.. The minimum guaranteed income benefit, which provides a guaranteed minimum fixed annuity payment, is available for certain Policies that annuitize more than 10 years from issue.

.. The returns benefit is also available for an extra charge (but not if you elect the enhanced death benefit or the enhanced earnings death benefit). This benefit will provide for a guaranteed minimum annuity purchase amount, or an increased death benefit to your Beneficiary in certain circumstances.*

__________

* Enhanced death benefit, enhanced earnings death benefit or returns benefit may not be available in all states.
--------------------------------------------------------------------------------


State Variations

     This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

For Policies Issued in the State of Florida

     This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

     If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

Tax-Free Exchanges (1035 Exchanges and Qualified Transfers/Rollovers)

     You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code for non-qualified polices and under Internal Revenue Service transfer and rollover rules for certain qualified policies. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.


[_]  FEE TABLES


     The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy. In addition to these expenses, in some states you will pay a premium tax charge.



-----------------------------------------------------------------------------------------------
Policy Owner Transaction Expenses
-----------------------------------------------------------------------------------------------
..    Maximum Withdrawal Charge/1/                                                8%
     (as a percentage of the amount withdrawn)
-----------------------------------------------------------------------------------------------
..    Transfer Fee                   -  First 12 Transfers Per Year               $ 0
-----------------------------------------------------------------------------------------------
                                    -  Over 12 Transfers in one Policy Year      $20 each
-----------------------------------------------------------------------------------------------
Variable Account Annual Expenses
     (deducted daily to equal this annual % of Accumulation Value in the Subaccounts)
-----------------------------------------------------------------------------------------------
..    Mortality and Expense Risk Charge                                           1.50%
-----------------------------------------------------------------------------------------------
..    Administrative Expense Charge, less than $100,000 Accumulation
     Value (determined on the last day of the prior calendar quarter)            0.15%
..    Administrative Expense Charge, $100,000 or more of Accumulation
     Value (determined on the last day of the prior calendar quarter)            0.00%
-----------------------------------------------------------------------------------------------
              Total Variable Account Annual Expenses                             1.50% -
                                                                                 1.65%
-----------------------------------------------------------------------------------------------
Other Annual Expenses
-----------------------------------------------------------------------------------------------
..    Annual Policy Fee, less than $50,000 Accumulation Value (determined
     annually on the day before the last day of the prior Policy Year)           $40 per year
..    Annual Policy Fee, equal to or more than $50,000 of Accumulation
     Value (determined annually on the day before the last day of the prior
     Policy Year)                                                                $ 0 per year
-----------------------------------------------------------------------------------------------
..    Enhanced Death Benefit Charge (Optional), deducted daily to equal
     this annual percentage of Accumulation Value of the Subaccounts.            0.30%
..    Enhanced Earnings Death Benefit Charge (Optional), deducted daily to equal
     this annual percentage of the Policy's total Accumulation Value.            0.30%
..    Returns Benefit Rider Charge (Optional), deducted annually on the           0.40%/2/
     Policy anniversary
-----------------------------------------------------------------------------------------------


________________
/1/ Each Policy Year up to 10% of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a withdrawal charge. Accordingly, the effective maximum withdrawal charge is 7.2%.
/2/ This charge is deducted annually on the Policy anniversary (and on surrender) from the Accumulation Value in the Subacounts and the fixed rate options based on the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value.

     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2002. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


Annual Investment Portfolio Operating Expenses:


--------------------------------------------------------------------------  --------------------  --------------------
                                                                                  Minimum               Maximum
--------------------------------------------------------------------------  --------------------  --------------------
Annual Investment Portfolio Operating Expenses (expenses that are                  0.45%                 3.01%
deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------------------  --------------------  --------------------


[_]  EXAMPLES OF EXPENSES


     The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. In addition, the examples do not reflect any premium tax charges, which apply in some states. These examples can help you compare the expenses of the Policy with expenses of other variable annuity policies. There are two sets of examples. The first example assumes that you elect the optional returns benefit, that you don't elect the optional enhanced death benefit or the optional enhanced earnings death benefit and that the Policy Accumulation Value is less than $50,000. The second example shows expenses without the optional enhanced death benefit, without the optional enhanced earnings death benefit, without the optional returns benefit and assumes that the Policy Accumulation Value is less than $50,000.

====================================================================================================================================
Examples/3/                             1. Surrender Policy at end      2. Annuitize Policy at the     3. Policy is not surrendered
===========                             of the time period              end of the time period         and is not annuitized
An Owner would pay the following
expenses (including associated
withdrawal charges) on a $10,000
investment, assuming a 5% annual
return on assets (including the
returns benefit but not the
enhanced death benefit or the
enhanced earnings death benefit)
if:
------------------------------------------------------------------------------------------------------------------------------------
Portfolio                                 1Yr     3Yr     5Yr    10Yr    1Yr    3Yr     5Yr     10Yr    1Yr    3Yr     5Yr     10Yr
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                     1030    1588   1574    3308    1030   1588    1574    3308    303     926    1574    3308
Alger American Small Capitalization       1042    1622   1633    3421    1042   1622    1633    3421    315     962    1633    3421
------------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II             1034    1600   1594    3346    1034   1600    1594    3346    307     938    1594    3346
Federated Fund for U.S. Government
   Securities II                          1042    1622   1633    3421    1042   1622    1633    3421    315     962    1633    3421
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth        1047    1639   1662    3476    1047   1639    1662    3476    321     979    1662    3476
Fidelity VIP Contrafund                   1038    1611   1613    3383    1038   1611    1613    3383    311     950    1613    3383
Fidelity VIP Equity-Income                1028    1583   1565    3289    1028   1583    1565    3289    301     920    1565    3289
Fidelity VIP Index 500                    1006    1518   1452    3069    1006   1518    1452    3069    278     852    1452    3069
Fidelity VIP Mid Cap                      1040    1616   1623    3402    1040   1616    1623    3402    313     956    1623    3402
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series          1062    1680   1734    3614    1062   1680    1734    3614    336    1024    1734    3614
MFS Emerging Growth Series                1055    1661   1700    3550    1055   1661    1700    3550    329    1003    1700    3550
MFS High Income Series                    1059    1672   1719    3586    1059   1672    1719    3586    333    1015    1719    3586
MFS Research Series                       1056    1664   1705    3559    1056   1664    1705    3559    330    1006    1705    3559
MFS Strategic Income Series               1078    1727   1815    3767    1078   1727    1815    3767    353    1073    1815    3767
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                 1051    1650   1681    3513    1051   1650    1681    3513    325     991    1681    3513
Pioneer Fund VCT                          1050    1647   1676    3504    1050   1647    1676    3504    324     988    1676    3504
Pioneer Growth Shares VCT                 1105    1804   1947    4013    1105   1804    1947    4013    380    1154    1947    4013
Pioneer Mid-Cap Value VCT                 1051    1650   1681    3513    1051   1650    1681    3513    325     991    1681    3513
Pioneer Real Estate Shares VCT            1075    1719   1801    3740    1075   1719    1801    3740    350    1064    1801    3740
Pioneer Small Cap Value VCT               1235    2172   2570    5120    1235   2172    2570    5120    516    1544    2570    5120
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index
   Fund                                   1037    1608   1608    3374    1037   1608    1608    3374    310     947    1608    3374
Scudder VIT Small Cap Index Fund          1030    1588   1574    3308    1030   1588    1574    3308    303     926    1574    3308
------------------------------------------------------------------------------------------------------------------------------------
Scudder VS1 Global Discovery              1101    1793   1928    3978    1101   1793    1928    3978    376    1143    1928    3978
Scudder VS1 Growth & Income               1042    1622   1633    3421    1042   1622    1633    3421    315     962    1633    3421
Scudder VS1 International                 1086    1749   1853    3838    1086   1749    1853    3838    360    1096    1853    3838
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income               1030    1588   1574    3308    1030   1588    1574    3308    303     926    1574    3308
T. Rowe Price International Stock         1049    1644   1671    3495    1049   1644    1671    3495    323     985    1671    3495
T. Rowe Price Limited-Term Bond           1016    1546   1501    3165    1016   1546    1501    3165    288     882    1501    3165
T. Rowe Price New America Growth          1030    1588   1574    3308    1030   1588    1574    3308    303     926    1574    3308
T. Rowe Price Personal Strategy
   Balanced                               1035    1602   1599    3355    1035   1602    1599    3355    308     941    1599    3355
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
   Equity                                 1133    1885   2086    4269    1133   1885    2086    4269    410    1241    2086    4269
Van Kampen UIF Core Plus Fixed
   Income                                 1019    1555   1516    3194    1019   1555    1516    3194    291     891    1516    3194
Van Kampen UIF Technology                 1072    1711   1786    3713    1072   1711    1786    3713    347    1056    1786    3713
====================================================================================================================================


________________
/3/ The $40 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $40,000.

====================================================================================================================================
Examples/4/ /5/                          1. Surrender Policy at end     2. Annuitize Policy at the     3. Policy is not surrendered
===============                          of the time period             end of the time period         and is not annuitized
An Owner would pay the following
expenses on a $10,000 investment,
assuming a 5% annual return on
assets (excluding the enhanced
death benefit, the returns benefit
and the enhanced earnings death
benefit) if:
------------------------------------------------------------------------------------------------------------------------------------
Portfolio                                 1Yr     3Yr    5Yr     10Yr    1Yr     3Yr    5Yr     10Yr    1Yr    3Yr     5Yr     10Yr
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                      992    1476   1377    2922     992   1476    1377    2922    263     807    1377    2922
Alger American Small Capitalization       1003    1510   1437    3040    1003   1510    1437    3040    275     843    1437    3040
------------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II              995    1487   1397    2962     995   1487    1397    2962    267     819    1397    2962
Federated Fund for U.S. Government
   Securities II                          1003    1510   1437    3040    1003   1510    1437    3040    275     843    1437    3040
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth        1009    1527   1466    3098    1009   1527    1466    3098    281     861    1466    3098
Fidelity VIP Contrafund Service            999    1499   1417    3001     999   1499    1417    3001    271     831    1417    3001
Fidelity VIP Equity-Income                 990    1470   1367    2903     990   1470    1367    2903    261     801    1367    2903
Fidelity VIP Index 500                     968    1405   1252    2673     968   1405    1252    2673    238     732    1252    2673
Fidelity VIP Mid Cap                      1001    1504   1427    3020    1001   1504    1427    3020    273     837    1427    3020
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series          1023    1569   1540    3242    1023   1569    1540    3242    296     906    1540    3242
MFS Emerging Growth Series                1017    1549   1506    3175    1017   1549    1506    3175    289     885    1506    3175
MFS High Income Series                    1021    1560   1525    3213    1021   1560    1525    3213    293     897    1525    3213
MFS Research Series                       1018    1552   1511    3185    1018   1552    1511    3185    290     888    1511    3185
MFS Strategic Income Series               1040    1616   1623    3402    1040   1616    1623    3402    313     956    1623    3402
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                 1013    1538   1486    3137    1013   1538    1486    3137    285     873    1486    3137
Pioneer Fund VCT                          1012    1535   1481    3127    1012   1535    1481    3127    284     870    1481    3127
Pioneer Growth Shares VCT                 1066    1694   1758    3659    1066   1694    1758    3659    341    1038    1758    3659
Pioneer Mid-Cap Value VCT                 1013    1538   1486    3137    1013   1538    1486    3137    285     873    1486    3137
Pioneer Real Estate Shares VCT            1037    1608   1608    3374    1037   1608    1608    3374    310     947    1608    3374
Pioneer Small Cap Value VCT               1197    2067   2394    4816    1197   2067    2394    4816    477    1433    2394    4816
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index
   Fund                                    998    1496   1412    2991     998   1496    1412    2991    270     828    1412    2991
Scudder VIT Small Cap Index Fund           992    1476   1377    2922     992   1476    1377    2922    263     807    1377    2922
------------------------------------------------------------------------------------------------------------------------------------
Scudder VS1 Global Discovery              1063    1683   1739    3623    1063   1683    1739    3623    337    1026    1739    3623
Scudder VS1 Growth & Income               1003    1510   1437    3040    1003   1510    1437    3040    275     843    1437    3040
Scudder VS1 International                 1047    1639   1662    3476    1047   1639    1662    3476    321     979    1662    3476
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                992    1476   1377    2922     992   1476    1377    2922    263     807    1377    2922
T. Rowe Price International Stock         1011    1532   1476    3117    1011   1532    1476    3117    283     867    1476    3117
T. Rowe Price Limited-Term Bond            977    1433   1302    2773     977   1433    1302    2773    248     762    1302    2773
T. Rowe Price New America Growth           992    1476   1377    2922     992   1476    1377    2922    263     807    1377    2922
T. Rowe Price Personal Strategy
   Balanced                                996    1490   1402    2972     996   1490    1402    2972    268     822    1402    2972
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
   Equity                                 1095    1776   1900    3926    1095   1776    1900    3926    370    1125    1900    3926
Van Kampen UIF Core Plus Fixed
   Income                                  980    1442   1317    2803     980   1442    1317    2803    251     771    1317    2803
Van Kampen UIF Technology                 1034    1600   1594    3346    1034   1600    1594    3346    307     938    1594    3346
====================================================================================================================================


______________
/4/ The $40 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $40,000.
/5/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2002, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

These examples should not be considered representations of past or future expenses. These examples are based on each investment portfolio's expenses for 2002. Actual expenses paid may be greater than or less than those shown, subject to guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. The expenses are before any fee waivers or expense reimbursements that were received.


            ---------------------------------------------------------
                     For more detailed information about the
                      Policy, please read the rest of this
                           Prospectus and the Policy.
            ---------------------------------------------------------

FINANCIAL STATEMENTS


     Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office. There were no sales for Ultra-Select Series L through December 31, 2002. Therefore, no condensed financial information is presented for the Subaccounts.

ABOUT US

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
INVESTMENT OPTIONS


     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options --- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or to the fixed rate options (although allocations to the systematic transfer accounts may be made only in limited circumstances). Allocations must be in whole percentages and total 100%.


     You can choose among 33 variable investment options and three fixed rate options.

The investment results of each investment portfolio, whose investment goals are briefly summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment goals.



[_]   VARIABLE INVESTMENT OPTIONS

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

      The Variable Account, United of Omaha Separate Account C, provides you with 33 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on December 1, 1993. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and
             ----------------------------------------------------------------
they could go down in value. Each portfolio operates as a separate investment
---------------------------
fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain portfolios available under the Policy are very similar to the investment goals and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name. For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.

----------------------------------------------------------------------------------------------------------------------------------
Asset Category (*)                       Variable Investment Options                                         Goal
                                   Under United of Omaha Separate Account C
                                          (Series Fund - Portfolio)
----------------------------------------------------------------------------------------------------------------------------------
Sector Equity       Van Kampen Universal Institutional Funds, Inc. -                        Long-term capital appreciation
                    Van Kampen UIF Technology Portfolio/(6)/
                    --------------------------------------------------------------------------------------------------------------
                                                                 Technology Securities
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets    Van Kampen Universal Institutional Funds, Inc. -                        Long-term capital appreciation
Equity              Van Kampen UIF Emerging Markets Equity Portfolio/(6)/
                    --------------------------------------------------------------------------------------------------------------
                                                          Emerging market country securities
----------------------------------------------------------------------------------------------------------------------------------
International       Scudder Investment VIT Funds -                                          Long-term capital appreciation
Equity              Scudder VIT EAFE(R)Equity Index Fund Portfolio Class A /(11)/
                    --------------------------------------------------------------------------------------------------------------
                                       Statistically selected sample of the securities found in the EAFE(R)Index
                    --------------------------------------------------------------------------------------------------------------
                    Scudder Variable Series I Fund -                                        Long-term capital appreciation
                    Scudder VS1 Global Discovery Portfolio Class B/(8)/
                    --------------------------------------------------------------------------------------------------------------
                                                    Small companies in the U.S. or foreign markets
                    --------------------------------------------------------------------------------------------------------------
                    Scudder Variable Series I Fund -                                        Long-term capital appreciation
                    Scudder VS1 International Portfolio Class B/(8)/
                    --------------------------------------------------------------------------------------------------------------
                                        Common stocks of companies which do business outside the United States
                    --------------------------------------------------------------------------------------------------------------
                    T. Rowe Price International Series, Inc. -                              Long-term capital appreciation
                    T. Rowe Price International Stock Portfolio/(9)/
                    --------------------------------------------------------------------------------------------------------------
                                                          Common stocks of foreign companies
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity  Pioneer Variable Contracts Trust -                                      Long-term capital appreciation with
                    Pioneer Real Estate Shares VCT Portfolio Class II/(7)/                  current income
                    --------------------------------------------------------------------------------------------------------------
                                    Real estate investment trusts (REITs) and other real estate industry companies
----------------------------------------------------------------------------------------------------------------------------------
                    Alger American Fund -                                                   Long-term capital appreciation
                    Alger American Small Capitalization Portfolio Class 0/(1)/
                    --------------------------------------------------------------------------------------------------------------
                                Equity securities of companies with total market capitalization of less than $1 billion
                    --------------------------------------------------------------------------------------------------------------
Small-Cap Equity    Scudder Investment VIT Funds -                                          Long-term capital appreciation
                    Scudder VIT Small Cap Index Fund Portfolio Class A/(11)/
                    --------------------------------------------------------------------------------------------------------------
                                   Statistically selected sample of the securities found in the Russell 2000(R)Index
                    --------------------------------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust                                        Long-term capital appreciation
                    Pioneer Small Cap Value VCT Portfolio Class II/(7)/
----------------------------------------------------------------------------------------------------------------------------------
                                          Common stock of small companies with catalyst for growth potential
                    --------------------------------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund                               Long-term capital appreciation
Mid-Cap Equity      Fidelity VIP Mid Cap Portfolio Service Class 2/(3)/
                    --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
----------------------------------------------------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                                      Long-term capital appreciation
                    Pioneer Mid-Cap Value VCT Portfolio Class II/(7)/
                    --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
----------------------------------------------------------------------------------------------------------------------------------
                    Alger American Fund -                                                   Long-term capital appreciation
                    Alger American Growth Portfolio Class 0/(1)/
                    --------------------------------------------------------------------------------------------------------------
                                Equity securities of companies with total market capitalization of more than $1 billion
                    --------------------------------------------------------------------------------------------------------------
 Large-Cap Growth   Fidelity Variable Insurance Products Fund II -                          Long-term capital appreciation
 Equity             Fidelity VIP Contrafund Portfolio Service Class 2/(3)/
                    --------------------------------------------------------------------------------------------------------------
                                                            Currently undervalued companies
                    --------------------------------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -                          Long-term capital appreciation with
                    Fidelity VIP Index 500 Portfolio Service Class 2/(3)/                   current income
                    --------------------------------------------------------------------------------------------------------------
                                                Stocks that comprise the Standard and Poor's 500 Index
                    --------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                          Long-term capital appreciation
                    MFS Emerging Growth Series Portfolio Service Class/(5)/
                    --------------------------------------------------------------------------------------------------------------
                                        Common stocks of small and medium-sized companies with growth potential
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Asset Category (*)                       Variable Investment Options                                         Goal
                                   Under United of Omaha Separate Account C
                                          (Series Fund - Portfolio)
-----------------------------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                          Long-term capital appreciation
                    MFS Research Series Portfolio Service Class/(5)/
                    ---------------------------------------------------------------------------------------------------------------
                                       Research analyst's recommendations for best expected capital appreciation
                    ---------------------------------------------------------------------------------------------------------------
Large-Cap Growth    Pioneer Variable Contracts Trust -                                      Long-term capital appreciation
Equity              Pioneer Growth Shares VCT Portfolio Class II/(7)/
                    ---------------------------------------------------------------------------------------------------------------
                               Focus on secular trends, competitive strength and return on incremental invested capital
                    ---------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -                                     Long-term capital appreciation
                    T. Rowe Price New America Growth Portfolio/(10)/
                    ---------------------------------------------------------------------------------------------------------------
                                         Common stocks of U.S. companies in the service sector of the economy
                    ---------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                          Long-term capital appreciation
                    MFS Capital Opportunities Series Portfolio Service Class/(5)/
                    ---------------------------------------------------------------------------------------------------------------
                                                    Common stocks of domestic and foreign companies
-----------------------------------------------------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund -                             Dividend income & capital appreciation
                    Fidelity VIP Equity-Income Portfolio Service Class 2/(3)/
                    ---------------------------------------------------------------------------------------------------------------
                                                          Income-producing equity securities
                    ---------------------------------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                                      Current income & long-term growth
                    Pioneer Equity-Income VCT Portfolio Class II/(7)/
                    ---------------------------------------------------------------------------------------------------------------
                                          Focus on large, strong companies with histories of dividend growth
                    ---------------------------------------------------------------------------------------------------------------
 Large-Cap Value    Pioneer Variable Contracts Trust -                                      Capital growth with current income
 Equity             Pioneer Fund VCT Portfolio Class II/(7)/
                    ---------------------------------------------------------------------------------------------------------------
                                            Emphasizes high-quality, value and long-term earnings potential
                    ---------------------------------------------------------------------------------------------------------------
                    Scudder Variable Series I Fund -                                        Long-term capital appreciation with
                    Scudder VS1 Growth and Income Portfolio Class B/(8)/                    current income
                    ---------------------------------------------------------------------------------------------------------------
                                                     Common stocks of large, established companies
                    ---------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -                                     Dividend income & capital appreciation
                    T. Rowe Price Equity Income Portfolio/(10)/
                    ---------------------------------------------------------------------------------------------------------------
                                                Dividend-paying common stocks of established companies
-----------------------------------------------------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -                          Long-term capital appreciation
                    Fidelity VIP Asset Manager: Growth Portfolio Service Class 2/(3,4)/
                    ---------------------------------------------------------------------------------------------------------------
                                             Domestic and foreign stocks, bonds and short-term investments
                    ---------------------------------------------------------------------------------------------------------------
 Hybrid             T. Rowe Price Equity Series, Inc. -                                     Capital appreciation & dividend income
                    T. Rowe Price Personal Strategy Balanced Portfolio/(10)/
                    ---------------------------------------------------------------------------------------------------------------
                                          Diversified portfolio of stocks, bonds and money market securities
-----------------------------------------------------------------------------------------------------------------------------------
International       MFS Variable Insurance Trust -                                          Seeks income & capital appreciation
Fixed Income        MFS Strategic Income Series Portfolio Service Class/(5)/
                    ---------------------------------------------------------------------------------------------------------------
                                                            International government bonds
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed    MFS Variable Insurance Trust -                                          High current income and capital
Income              MFS - High Income Series Portfolio Service Class/(5)/                   appreciation
                    ---------------------------------------------------------------------------------------------------------------
                                         Diversified bond portfolio, some of which may involve equity features
-----------------------------------------------------------------------------------------------------------------------------------
                    Van Kampen Universal Institutional Funds, Inc. -                        Above average return from a
                    Van Kampen UIF Core Plus Fixed Income Portfolio Class II/(6)/           diversified portfolio of fixed income
                                                                                            securities
 Intermediate-Term  ---------------------------------------------------------------------------------------------------------------
 / Long-Term Fixed                    Medium to high quality fixed income investments of intermediate maturity
 Income             ---------------------------------------------------------------------------------------------------------------
                    Federated Insurance Series -                                            Current income
                    Federated Fund for U.S. Gov't Securities II Portfolio/(2)/
                    ---------------------------------------------------------------------------------------------------------------
                                                                 U.S. Government bonds
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed    T. Rowe Price Fixed Income Series, Inc. -                               High level of current income
Income              T. Rowe Price Limited-Term Bond Portfolio/(10)/                         consistent with modest price
                                                                                            fluctuations
                    ---------------------------------------------------------------------------------------------------------------
                                             Short and intermediate-term investment grade debt securities
-----------------------------------------------------------------------------------------------------------------------------------
Cash                Federated Insurance Series -                                            Current income consistent with the
                    Federated Prime Money Fund II Portfolio/(2)/                            stability of principal
                    ---------------------------------------------------------------------------------------------------------------
                                                         High-quality money market instruments
===================================================================================================================================

(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

     /(1)/  Fred Alger Management, Inc.

     /(2)/  Federated Investment Management Company.

     /(3)/  Fidelity Management & Research Company.

     /(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.

     /(5)/  MFS(TM) Investment Management.

     /(6)/  Morgan Stanley Investment Management Inc.

     /(7)/  Pioneer Investment Management, Inc.

     /(8)/  Scudder Kemper Investments, Inc.

     /(9)/ Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

     /(10)/ T. Rowe Price Associates, Inc.

     /(11)/ Deutsche Asset Management, Inc.

We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each investment portfolio's investment goals and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

     The performance history of each Variable Account Subaccount, which gives you an indication of how each portfolio has performed and the effect of Policy expenses on that performance, is discussed in the Statement of Additional Information. You may obtain a copy from us. The performance history of each portfolio is more fully described in the Series Fund prospectus for each portfolio. Past performance may not be an indication of future performance.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios and/or any portfolio thereof.

Adding, Deleting, or Substituting Variable Investment Options

     We do not control the Series Funds, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, only if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements, and only after obtaining an exemptive order from the SEC, if required.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS (may not be available in all states)


     There are three fixed rate options, the Fixed Account and two systematic transfer accounts. The fixed rate options may not be available in all states. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 3% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The fixed rate options may not be available in all states. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.


All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, the SEC staff has not reviewed the fixed rate option disclosures in this Prospectus.

Systematic Transfer Accounts

     A systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program"). The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the Fixed Account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer), but additional purchase payments may be allocated to the systematic transfer account during the first seven Policy years after you purchase the Policy as long as there are no amounts in the systematic transfer account at the time of such additional allocation.

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account through either a four-month account or a twelve-month account (whichever you choose). We may credit a different rate of interest to the four-month account than to the 12-month account. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer accounts may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.

Fixed Rate Options

     We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.

     The fixed rate options are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the Fixed Account or transfer amounts from the Variable Account to the Fixed Account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that money invested in any fixed rate option will earn an effective rate of interest which will yield at least 3% per year, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for the applicable period. Different rates of interest may be credited to each systematic transfer account and to the Fixed Account.

     We guarantee that, at any time prior to the Annuity Starting Date or the death of the Owner, the amount in your fixed rate options will not be less than:

     (i) the amount of purchase payments allocated and Accumulation Value transferred to the Fixed Account or either of the systematic transfer accounts, less
     (ii) premium taxes or other taxes allocable to the Fixed Account or either of the systematic transfer accounts, less
     (iii) any amounts deducted from the Fixed Account or either of the systematic transfer accounts in connection with partial withdrawals (including any withdrawal charges), allocable expenses or transfers to the Variable Account, less
     (iv) the charges for the enhanced earnings death benefit rider or the returns benefit rider, if you elect either of these riders, plus
     (v) interest at a rate which is guaranteed to yield 3% per year, compounded annually, and plus
     (vi) excess interest (if any) credited to amounts in the Fixed Account or either systematic transfer account.

[_]  TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period and prior to the Annuity Starting Date, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

     . We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire amount in the Subaccount if less than $500. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.
     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $20 each. This fee is deducted from the amount transferred. We will never allow more than 24 transfers in a Policy Year.
     .    A transfer from the Fixed Account:
          - is limited during any Policy Year to 10% of the Fixed Account value on the date of the initial transfer during that year;
          - the minimum transfer amount is $500, or the entire amount in the Fixed Account if less than $500;
          - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
          -    is free;
          -    may be delayed up to six months (30 days in West Virginia); and
          -    does not count toward the 12 free transfer limit.
..    We reserve the right to limit transfers, or to modify transfer privileges, into any Subaccount, and we reserve the right to change the transfer rules at any time. We also reserve the right to refuse to complete any transfer into a Subaccount that we determine is intended to be for "market timing" purposes. We will notify affected policyholders before we limit transfers, modify transfer procedures or refuse to complete a transfer.

..    Transfers made pursuant to participation in the dollar cost averaging,
     STEP, asset allocation or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer fee. See the sections of this Prospectus describing those programs for the rules of each program.

..    If you transfer amounts from the Fixed Account to the Variable Account, we can restrict or limit any transfer of those amounts back to the Fixed Account.
..    We reserve the right to permit transfers from the Fixed Account in excess of the 10% annual limitation.
..    Transfers result in cancellation of Accumulation Units in the Subaccount from which the transfer is made, and the purchase of Accumulation Units in a Subaccount to which a transfer is made.

Third-Party Transfers:

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.

[_]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the Fixed Account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

     .    The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction --- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.

The dollar cost averaging and the STEP program are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in a higher Accumulation Value or otherwise be successful.

     . There must be at least $5,000 of Accumulation Value in the Subaccount or Fixed Account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the Fixed Account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Valuation Date, then on the next Valuation Date). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount remaining in the applicable Subaccount or the Fixed Account is less than $100 prior to a transfer.
     . Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

[_]  SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")
     (may not be available in all states)

You cannot transfer amounts from the STEP program to the Fixed Account.

     The STEP program allows you to automatically transfer funds on a monthly basis from a systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within either a four-month or a 12-month period, depending upon which time period you elect. You cannot transfer funds from the STEP account into the Fixed Account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in a systematic transfer account than to amounts in the other systematic transfer account or the Fixed Account.

STEP Program Rules:

     .    The STEP program is free.
     . Can only be selected on the initial application, for amounts transferred into the Policy pursuant to an Internal Revenue Code
          Section 1035 exchange or an IRA rollover or transfer, or for subsequent purchase payments in the first seven Policy Years only if there is no current balance in a systematic transfer account.
     . Must have at least $5,000 in a systematic transfer account to begin the program.
     .    You may only participate in one systematic transfer account, not both.
     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in either four or 12 equal monthly payments.
     .    Transfers must be at least $50 per Subaccount.
     . Upon receipt of funds by 1035 exchange, the four or 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
     .    Cannot begin before the end of the Policy's "right to examine" period.
     . You may specify transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Valuation Date, the transfers will be made on the next Valuation Date). If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     .    No transfers may be made into either systematic transfer account.
     . All funds remaining in a systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
     . The STEP program ends the earlier of the date when all amounts in the systematic transfer accounts have been transferred or the date of the last monthly STEP program transfer.

[_]  ASSET ALLOCATION PROGRAM

     The asset allocation program allows you to allocate purchase payments and Accumulation Value among designated Subaccounts and the Fixed Account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in the asset allocation models.

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and might not achieve your goal.
--------------------------------------------------------------------------------

Asset Allocation Program Rules:

     .    The asset allocation program is free.
     . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program, must also be by Written Notice or authorized telephone transaction.
     . You must have at least $10,000 of Accumulation Value to begin the asset allocation program.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing.
     . Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

     . The investment portfolios that are included in a model may change from period to period. You will be notified and have an opportunity to change your instructions if the models are changed. Otherwise, your election to use a model will remain in effect, without regard to changes in the investment portfolios in that model.


     The asset allocation program does not protect against a loss, and may not achieve your goal.


------------------------------------------------------------------------------------------------------------------------
                                                  ASSET ALLOCATION MODELS
                                                    CURRENT ALLOCATIONS*
------------------------------------------------------------------------------------------------------------------------
                 Portfolio                     Principal       Portfolio    Income Builder     Capital         Equity
                                               Conserver       Protector      (moderate)     Accumulator      Maximizer
                                            (conservative)   (moderately                     (moderately    (aggressive)
                                                             conservative)                   (aggressive)
                                                   %               %             %                 %               %
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                            20               15             15             15              15
MFS Capital Opportunities Series                   0               5              10             15              20
Pioneer Mid-Cap Value VCT                          0               5              10             15              20
T. Rowe Price Equity Income                        0               5              10             15              20
T. Rowe Price International Stock                  0               10             15             15              20
T. Rowe Price Limited-Term Bond                   50               30             0               0               0
Van Kampen UIF Emerging Markets Equity             0               0              0               5               5
Van Kampen UIF Core Plus Fixed Income             30               30             40             20               0
------------------------------------------------------------------------------------------------------------------------
        * We expect to change model allocations and/or to substitute investment portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
------------------------------------------------------------------------------------------------------------------------


     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_]  REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the Fixed Account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of any STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

The rebalancing program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

Rebalancing Program Rules:

     .    The rebalancing program is free.
     . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or an authorized telephone transfer.
     . Changed instructions, or a request to end this program must be by Written Notice.
     . You must have at least $10,000 of Accumulation Value to begin the rebalancing program.
     .    You may have rebalancing occur quarterly, semi-annually or annually.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

     The rebalancing program does not protect against a loss and may not achieve your investment goals.

----------------------------------------
IMPORTANT POLICY PROVISIONS

      The Ultra-Select Series L Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Surrender Value, or all proceeds have been paid under an annuity payment option or as a death benefit.

POLICY APPLICATION AND ISSUANCE

      To purchase a Policy, you must submit an application and a minimum initial purchase payment. A Policy usually will be issued only if you are age 85 or younger, and the Annuitant is age 85 or younger. If you change the annuitant, the annuitant may not be older than 85 at the time of the change. We reserve the right to reject any application or purchase payment for any reason.

Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

      If your application is in good order upon receipt, we will credit your initial net purchase payment to the Policy's Accumulation Value in accordance with the "right to examine" rules in your state within two business days after the later of the date we receive your application or your payment. If the application is incomplete or otherwise not in good order, we will contact you within five business days to explain the delay; at that time we will refund your initial purchase payment unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met. The date we credit your initial net purchase payment to your Policy's Accumulation Value is the date of issue of the Policy.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

      - The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
      - Your purchase payment allocations must be completed, be in whole percentages, and total 100%.
      - Initial purchase payment must meet minimum purchase payment requirements.
      -    Your signature and your agent's signature must be on the application.
      -    Identify the type of plan, whether it is nonqualified or qualified.
      -    City, state, and date application was signed must be completed.
      - Your agent must be both properly licensed and appointed with us and be a licensed securities salesperson.

Purchase Payment Requirements

      Your purchase payment checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting any payment made by check to your Policy's Accumulation Value until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following purchase payment requirements.

      Initial Purchase Payment:
      ------------------------

      -    The only purchase payment required. All others are optional.
      -    Must be at least $10,000.

      -    Cannot exceed $1,000,000 without our approval.


      Additional Purchase Payments:
      ----------------------------

      - Must be at least $500 (except that we will accept electronic funds transfer amounts of at least $100).
      -    Will not be accepted on or after your Annuity Starting Date.

Allocating Your Purchase Payments

      You must allocate your purchase payments to one or more of the variable investment or fixed rate options. The allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

      -    Allocations must be in whole percentages, and total 100%.
      - The minimum allocation amount is $500 (or $100 for electronic funds transfer amounts).
      - You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to payments received on or after the date we receive your Written Notice or authorized telephone transaction.
      - All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's "right to examine" period may be subject to the following special requirements.

"Right to Examine" Period Allocations:
 ------------------------------------

       We will allocate your net initial purchase payment to your selected Subaccounts and fixed rate options on the date of issue of the Policy. If you cancel your Policy during the "right to examine" period, we will return your Accumulation Value as of the date we receive your request. This may be more or less than your purchase payment. If required by your state, we instead will return your purchase payments.

      ACCUMULATION VALUE

      On your Policy's date of issue, the Accumulation Value equals the initial purchase payment less any charge for applicable premium taxes. On any Valuation Date thereafter, the Accumulation Value equals the sum of the Policy's values in the Variable Account and the fixed rate options. The Policy's Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the fixed rate options) as well as the Policy's deductions for charges.

Variable Account Value

      The Policy's value in the Variable Account equals the sum of the Policy's accumulation values for each Subaccount.

      The accumulation value for each Subaccount equals:

          (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
          (b)  the current Accumulation Unit value.

      A net purchase payment, withdrawal or transfer allocated to a Subaccount is converted into Accumulation Units by dividing the dollar amount by the Accumulation Unit value for the applicable Subaccount for the day during which the net purchase payment or transfer is allocated to or transferred from the Subaccount. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

      The Accumulation Unit value for a Subaccount on any Valuation Date is calculated as follows:

          (a) the value of the Accumulation Unit as of the end of the prior Valuation Date; multiplied by
          (b) the net investment factor for the Subaccount as of the end of the current Valuation Date.

      The net investment factor for the Subaccount is determined as follows:

          (a) the net asset value per share for the related Series Fund as of the current Valuation Date; plus
          (b) a per share amount of any dividend or capital gain distributed by the Series Fund on that day; minus
          (c) a per share charge for any taxes we incurred since the previous Valuation Date that were charged to the Subaccount;
          (d) divided by the net asset value for the related Series Fund at the end of the previous Valuation Date; minus
          (e) an asset charge factor that reflects the mortality and expense risk charge, any administrative expense charge and any applicable charges for riders and other expenses.

Fixed Account Value

      The accumulation value of the Fixed Account on any Valuation Date equals:

          (a) the accumulation value at the end of the preceding Valuation Date; plus
          (b) any net purchase payments credited since the end of the previous Valuation Date; plus
          (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Valuation Date; minus
          (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Valuation Date; minus
          (e) any withdrawal, withdrawal charge and expenses taken from the Fixed Account since the end of the previous Valuation Date; plus
          (f)  interest credited on the Fixed Account balance.

Systematic Transfer Account Value

      The accumulation value of each systematic transfer account on any Valuation Date equals:

          (a) the accumulation value at the end of the preceding Valuation Date; plus
          (b) any net purchase payments credited since the preceding Valuation Date; minus
          (c) any withdrawal, withdrawal charge and expenses taken from that systematic transfer account since the end of the preceding Valuation Date; minus
          (d) any transfers from the systematic transfer account to the Subaccounts since the end of the preceding Valuation Date; plus
          (e)  interest credited on that systematic transfer account balance.

[_]   TELEPHONE TRANSACTIONS


          Telephone Transactions Permitted                Telephone Transaction Rules:
     .    Transfers.                                      .    Only you may elect. Do so on the Policy application or by
     .    Withdrawals of $10,000 or less by                    prior Written Notice to us.
          you (may be restricted in community property    .    Must be received by close of the New York Stock Exchange
          states).                                             ("NYSE")(usually 3 p.m. Central Time); if later, the transaction
     .    Change of purchase payment allocations.              will be processed the next Valuation Date.
                                                          .    Will be recorded for your protection.
                                                          .    For security, you must provide your Social Security number and/or other identification information.
                                                          .    May be discontinued at any time as to some or all Owners.
                                                          .    For any transaction that would reduce or impair the death
                                                               benefit, consent from any irrevocable beneficiary is required.

      We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

      Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]   DEATH OF ANNUITANT

      If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner.

      If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, you may name a new Annuitant if such Owner is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If you do not name a new Annuitant, you will become the Annuitant.


      If the Annuitant is not an Owner, and the Annuitant dies on or after the Annuity Starting Date, we will pay you any remaining guaranteed annuity payments.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a withdrawal or surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of withdrawals or a surrender from the fixed rate options for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

     We reserve the right to delay payments of withdrawals or a surrender from both the Variable Account and the fixed rate options until all of your purchase payment checks have been honored by your bank.

[_]  MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

[_]  POLICY TERMINATION

     We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $1,000. This cancellation would be a surrender of the Policy. Upon Policy termination, a withdrawal charge and premium taxes may apply.

EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each investment portfolio prospectus.

[_]  WITHDRAWAL CHARGE

--------------------------------------------------------------------------------
Years Since Issuance of Policy                 1     2      3      4     5+
--------------------------------------------------------------------------------
Applicable Withdrawal Charge Percentage        8%    8%     7%     6%    0%
--------------------------------------------------------------------------------

We determine the amount of the withdrawal charge by multiplying the amount of each withdrawal by the applicable withdrawal charge percentages. The withdrawal charge percentages are expressed in terms of Accumulation Value. In addition, withdrawal charges are subject to a limit of 9% of all purchase payments made. Therefore, if the value of your Policy increases over time, your withdrawal charges (as a percentage of Accumulation Value) may be less than those set forth above. You will never pay more than the percentages set forth in the chart above.

     We will deduct a withdrawal charge, expressed as a percentage of Accumulation Value surrendered or withdrawn, upon a surrender or withdrawal, except as provided below. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The withdrawal charge percentage varies depending upon the number of years elapsed since the Policy was issued. The amount of a withdrawal you request plus the withdrawal charge is deducted from the Accumulation Value on the date we receive your withdrawal request. Withdrawals (including any charge) are deducted from the Subaccounts and the fixed rate options on a pro rata basis, unless you instruct us otherwise.

The withdrawal charge will not apply:

     (a)  to a death benefit paid under the Policy;
     (b) to any amounts available for withdrawal under the 10% Withdrawal Amount provision described below;
     (c)  after the fourth Policy Year;
     (d) when the Waiver of Withdrawal Charges provision is exercised, as described below;
     (e) to a qualified plan required minimum distribution amount which is based solely on the Accumulation Value of this Policy; or
     (f) for qualified plans, to amounts you paid in excess of the allowable tax deduction for that plan that we refund to you.

     The withdrawal charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described below).

10% Withdrawal Amount

     In each of the first four Policy Years, you can withdraw up to 10% of Accumulation Value without incurring a withdrawal charge. This 10% Withdrawal Amount is based on the Accumulation Value at the time of the first withdrawal each Policy Year. If you withdraw less than the 10% Withdrawal Amount at one time, you may withdraw the remaining 10% Withdrawal Amount within the same Policy Year.

     If you withdraw more than the 10% Withdrawal Amount in one Policy Year, we may deduct a withdrawal charge.

Withdrawal Charge Waivers (not available in all states)

      We will waive the withdrawal charge upon withdrawals and surrenders in the following situations. Each waiver may not be available in every state, and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state.

     Hospitalization and Nursing Home Waiver. Any withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and
(e) a Medicare certified long-term care facility. This waiver only applies to withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. This waiver is not available if any Owner is confined to any of these facilities on the date of issue of the Policy (except in certain states).

     We will not accept any additional purchase payments under your Policy once this waiver is elected.

     Disability Waiver. Any withdrawal or surrender while you are physically disabled. We may require proof of such disability, which may include written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.

     We will not accept any additional purchase payments under a Policy once this waiver has been elected. The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue of the Policy (except in certain states) or is age 65 or older on the date of withdrawal.

     Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania). Any withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Massachusetts). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have an Owner diagnosed with such illness examined by a licensed physician of our choice and at our expense.

     We will not accept any additional purchase payments under a Policy once this waiver has been elected. The terminal illness waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the date of issue of the Policy (except in certain states).

     Unemployment Waiver. Any withdrawal or surrender in the event you become unemployed. The unemployment waiver is only available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the date of issue of the Policy (except in certain states).

     Transplant Waiver. Any withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

     Residence Damage Waiver. Any withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

     Death of Spouse or Minor Dependent Waiver. Withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or a minor dependent's death: death of spouse, 50%; death of a minor dependent, 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the withdrawal charge.

[_]  MORTALITY AND EXPENSE RISK CHARGE

     We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.50% of the value of the Policy's net assets in the Variable Account, and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount.

1.50% annual rate, deducted daily from the Policy's net assets in the Variable Account.

     Our mortality risk arises from our obligation to pay death benefits prior to the Annuity Starting Date and to make annuity payments. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.

     Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

     If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge. If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general corporate assets, which may include amounts, if any, derived from this mortality and expense risk charge.

[_]  ADMINISTRATIVE CHARGES

     These charges help cover our cost to administer your Policy and will not increase.

     We deduct a Policy fee of $40 from your Policy's value in the Variable Account on the last Valuation Date of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender) if your Policy has Accumulation Value of less than $50,000 on the day before such date. No Policy fee will be deducted if your Policy has an Accumulation Value of $50,000 or more on the day before the last Valuation Date of such Policy Year. This fee is levied by canceling Accumulation Units. The Policy fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.


Policy Fee          $40 deducted annually for each Policy with Accumulation
                    Value of less than $50,000. The Policy fee will not be
                    deducted from any Policy with Accumulation Value of $50,000 or more.
--------------------------------------------------------------------------------
                    0.15% annual rate deducted daily from the Policy's net
Administrative      assets for each Policy with Accumulation Value of less than
Expense Charge      $100,000. No administrative expense charge is deducted from any Policy with Accumulation Value of $100,000 or more.


     We also deduct a daily charge to compensate us for the expenses that we incur to administer your Policy during every quarterly period in which your Policy's Accumulation Value is less than $100,000 on the final day of the previous quarter. This administrative expense charge is equal to an annual rate of 0.15% of the value of the Policy's assets in the Variable Account and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount. If your Policy's Accumulation Value is less than $100,000 at the end of one quarter, and increases to an amount in excess of $100,000 by the end of the next quarter, we will exchange your Accumulation Units for Accumulation Units that will not include a charge for the administrative expense charge. Likewise, if your Policy's Accumulation Value is more than $100,000 at the end of one quarter and decreases to an amount less than $100,000 by the end of the next quarter, we will exchange your Accumulation Units for Accumulation Units that include a charge for the administrative expense charge. The administrative expense charge is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.

[_]  ENHANCED DEATH BENEFIT CHARGE

     This charge compensates us for expenses and increased risks associated with providing the enhanced death benefit. If you elect the enhanced death benefit rider, we deduct a daily charge which is equivalent to an annual charge of 0.30% of the net assets of each Subaccount. This charge is reflected in the Accumulation Unit values for each Subaccount.

A daily charge which is equivalent to an annual charge of 0.30%.

[_]  RETURNS BENEFIT CHARGE


     This charge compensates us for expenses and increased risks associated with providing the returns benefit. If you elect the returns benefit rider, we deduct an annual charge equal to the greater of 0.40% of (i) the death benefit set forth in the rider or (ii) Accumulation Value. This annual charge is calculated and assessed on the Policy anniversary. If the rider is surrendered between Policy anniversaries, we will deduct a prorata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.



An annual charge on the Policy anniversary or on Policy surrender of 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value.


[_]  ENHANCED EARNINGS DEATH BENEFIT CHARGE

     This charge compensates us for expenses and increased risks associated with providing the enhanced earnings death benefit. If you elect the enhanced earnings death benefit rider, we deduct a daily charge which is equivalent to an annual charge of 0.30% of the net assets of each Subaccount and the fixed rate options. If you terminate this rider, we will no longer deduct a daily charge for the enhanced earnings benefit rider. At this time, we will exchange your Accumulation Units for Accumulation Units that do not reflect a charge for this rider.

A daily charge which is equivalent to an annual charge of 0.30%.

[_]  TRANSFER FEE

     The first 12 transfers from Subaccounts are free. A transfer fee of $20 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of the transfer. There is no fee for transfers from the Fixed Account but only one transfer from the Fixed Account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar cost averaging, asset allocation, the STEP program and rebalancing program transfers do not count toward the 12 free transfers. See the sections of this Prospectus describing those programs for the rules of each program.

$20 per Subaccount transfer after 12 free transfers each Policy Year.

[_]  PREMIUM TAX CHARGE                                    Varies, up to 3.5%.

     Some states and municipalities levy a tax on annuity contracts issued by insurance companies, ranging up to 3.5% of your purchase payments. These tax rates, and the timing of the tax, vary and may change. Depending upon when the tax is paid by us in the state governing your Policy, if any, we deduct a charge for the tax (except in Oregon) we are obliged to remit either (a) from purchase payments as they are received, (b) upon surrender of the Policy, (c) upon your death, or (d) upon applying the Policy proceeds to an annuity payment option.

[_]  OTHER TAXES                                                Currently, NONE.

     No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

[_]  OTHER EXPENSES; INVESTMENT ADVISORY FEES


     Each investment portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.


See the INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

     There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Taxes, tax penalties, withdrawal charges and premium tax charges may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits that may be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

Withdrawals may be subject to:

     -    Income Tax
     -    Penalty Tax
     -    Withdrawal Charge
     -    Premium Tax Charge

[_]  WITHDRAWALS

     You may withdraw all or part of your Policy's Surrender Value prior to the Annuity Starting Date. Amounts withdrawn during the first four Policy Years, except for the 10% Withdrawal Amount described below, are subject to a withdrawal charge. Following a surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Surrender requires you to return your Policy to us.

10% Withdrawal Amount

     Each Policy Year you may withdraw up to 10% of your Policy's Accumulation Value, calculated as of the date of the first withdrawal that year, without deduction of a withdrawal charge (additional limits apply to withdrawals from the Fixed Account). The 10% Withdrawal Amount is determined when the first withdrawal is made during the applicable year; additional purchase payments contributed later in that Policy Year or on the date of your request are not included in determining the 10% Withdrawal Amount.

Systematic Withdrawal Plan

     The systematic withdrawal plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this Plan closely resembles annuity payments, each distribution is a withdrawal that may be taxable and subject to the penalties, charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

Withdrawal Rules:

     . Withdrawals must be by Written Notice or authorized telephone transaction. The systematic withdrawal request form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
     . Withdrawals are made first from Policy earnings, then as a return of purchase payments.
     . Minimum withdrawal is $500 from any investment option ($100 for the systematic withdrawal plan).
     . Any withdrawal must leave an Accumulation Value of at least $1,000. If less than $1,000 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.
     . No more than a pro rata amount (or 10% of the total amount in the Fixed Account, whichever is less) may be withdrawn from the Fixed Account for any withdrawal. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be complete in less time than originally anticipated. Only one withdrawal per year is allowed out of the Fixed Account.
     . Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
     . Because a withdrawal charge, and a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Variable Account, the total amount paid to you upon surrender of the Policy (taking any prior withdrawals into account) may be less than the total purchase payments made.
     . Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax, as well as any amounts required by state law to be withheld for state income taxes.
     . Withdrawals may be restricted or prohibited for certain qualified policies.

Annuity payments:

     -    may be fixed or variable;

     - may be subject to a withdrawal charge; may be taxable, and if premature, subject to a tax penalty;

     - may be at a guaranteed rate under the minimum guaranteed income benefit;

     - a guaranteed minimum annuity purchase value will be credited if the returns benefit rider is elected.


[_]  ANNUITY PAYMENTS

     A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity payment option selected.

     Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied if the Annuity Starting Date is after the fourth Policy Year.

     Annuity payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity payment option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.


     Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher rate for payment options 1 or 4 (see below). Current interest rates, and further information, may be obtained from us.


     Fixed annuity payments are available under all six annuity payment options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.


     Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

"Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by any applicable withdrawal charge, annual Policy fee, premium taxes, and income taxes and penalty tax.


     The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the payment option chosen. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.


     Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount as of the 10/th/ Valuation Date prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the annuity unit value as of the date the amount of the first payment is calculated.


     If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period.

     Only annuity payment options 4 and 6 are available for variable annuity payments.

Annuity Starting Date

     You select the Annuity Starting Date by completing an election form that you can request from us at any time. This date may not be any earlier than the fourth Policy anniversary. This date may be as late as the Policy's annual anniversary date following the Annuitant's 95/th/ birthday (85/th/ if the returns benefit rider is elected). Tax-qualified Policies may require an earlier Annuity Starting Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

Transfers after the Annuity Starting Date

Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.


     After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the Fixed Account. You cannot exchange amounts applied to the Fixed Account for Variable Annuity Units of any Subaccount.

Transfers are based on the Variable Annuity Unit values for the Valuation Date during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for Variable Annuity Units of another Subaccount(s), the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.


The longer the guaranteed or projected annuity payment option period, the lower the amount of each annuity payment.

Selecting an Annuity Payment Option

     You choose the annuity payment option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice that we receive at least 30 days before the Annuity Starting Date. If no selection is made by then, annuity payments will be made under payment option 4 providing lifetime income with payments based upon investments that are in effect on the Annuity Starting Date. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the payment option chosen would result in periodic payments of less than $20.

     If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity payment options (unless applicable law or a settlement agreement dictates otherwise).

Annuity Payment Options


     Unless you elect a payment option with a guaranteed period or payment amount (described below), it is possible that only one annuity payment would be made under the annuity payment option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.


     Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

The following annuity payment options are currently available:


 1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

 2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount until proceeds, with interest, have been fully paid.

 3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

 4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000 mortality table adjusted as described in the Policy) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payment option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.


    Guarantees available for the Lifetime Income Option

         Guaranteed Period - An amount of monthly income is guaranteed for a minimum of 10 years, and thereafter as long as the Annuitant lives.

         Guaranteed Amount - An amount of monthly income is guaranteed until the sum of the payments equal the proceeds placed under the option and as long after that as the Annuitant lives.

 5)  Lump-Sum. Proceeds are paid in one sum.

 6) Alternative Schedules. We may be able to accommodate making annuity payments under other options, including joint and survivor periods. Contact us for more information.


 [_] Guaranteed Minimum Income Benefit


     We will pay a guaranteed minimum income benefit beginning on the Annuity Starting Date if you select:

           (a) an Annuity Starting Date that occurs on or after the 10/th/ Policy Anniversary; and
           (b) payment option 4 (described below) with fixed annuity payments.

     The guaranteed minimum income benefit amount equals the greater of:

                  (a) the Annuity Purchase Value multiplied by our current annuity payment rates; or
                  (b) the death benefit amount that would have been payable the day immediately preceding the Annuity Starting Date (which excludes any death benefit amounts provided by a rider), multiplied by our guaranteed annuity payment rates.

     There is no charge for the guaranteed minimum income benefit.



[_]  Returns Benefit Rider

Introduction. The returns benefit rider is available for an extra charge. If you exercise this rider, you will be guaranteed a minimum annuity purchase value. In addition, if you die before your Annuity Starting Date, you may be entitled to an increased death benefit. Finally, if you do not exercise the returns benefit rider, you may be entitled to a partial return of rider charges.

Death Benefit. The death benefit provided by the returns benefit rider is equal to the greater of:

     (a) the death benefit provided by the death benefit provision of the Policy; or
     (b) the sum of net purchase payments reduced proportionately by any partial withdrawals, accumulated at 5% interest, up to but not more than a maximum of two times the Accumulation Value as of the date we receive notice of the Annuitant's death.

Guaranteed Minimum Annuity Purchase Amount. If the returns benefit rider remains in force on the Annuity Starting Date, you will have the option of electing the guaranteed minimum annuity purchase value. The guaranteed minimum annuity purchase value will be equal to the greater of:

     (a) the annuity purchase value that you would receive under the terms of the Policy, applied to our current annuity payment rates; or
     (b) the death benefit amount computed as set forth in the rider (which is described above) applied to the applicable guaranteed annuity payment rate, which is also set forth in the rider.

Several payout options are available under the returns benefit rider.

Partial Return of Rider Charges. If you terminate the returns benefit rider at any time within 60 days before the Annuity Starting Date, we will return 80% of the rider charges you have paid. We will credit this amount to the Subaccounts and fixed account according to your current allocation instructions for net purchase payments.

If you have not exercised the returns benefit rider by the Policy anniversary following your 85/th/ birthday, we will automatically return 80% of the rider charges as described above. The rider will then end on that Policy anniversary.

Annuity Starting Date. Under the terms of the rider, you choose the Annuity Starting Date, subject to the following rules:

     (a) the Annuity Starting Date cannot be earlier than the tenth anniversary of the Policy;
     (b) the latest Annuity Starting Date is the Policy anniversary following the Annuitant's 85/th/ birthday; and
     (c)  the Annuity Starting Date must be a Policy Anniversary.

You have the option of electing to take annuity payments under the terms of the Policy prior to the 10/th/ Policy anniversary, or on a date other than the Policy anniversary after the 10/th/ Policy anniversary, however, in that case the returns benefit rider will terminate and you will not be entitled to the partial refund of rider charges as described above.

Annuity Starting Date Notice. We will send a letter to your last known address approximately 90 days prior to your Annuity Starting Date. This letter will explain that you have the following options:

     (a) you can elect to exercise the guaranteed minimum annuity payment option on your Annuity Starting Date; or
     (b)  you can elect the partial return of rider charges provision; or
     (c) you can extend the Annuity Starting Date from one to five more Policy years, subject to the latest Annuity Starting Date allowed.

If you do not make an election prior to the Annuity Starting Date, we will automatically extend the Annuity Starting Date for one more Policy Year, subject to the latest Annuity Starting Date allowed. If you elect the annuity purchase value set forth in Policy rather than the guaranteed minimum annuity purchase value within the sixty day period prior to the Annuity Starting Date, such election will also be deemed an election of the partial return of rider charges provision.

Rider Availability. The returns benefit rider is only available at the time the Policy is issued. The rider is not available if you elected the enhanced death benefit rider or the enhanced earnings death benefit rider. The returns benefit rider may not be available in all states.

Rider Cost. The charge for the rider is 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value, assessed annually as of the Policy Anniversary. If the rider is surrendered between Policy anniversaries, we will deduct a prorata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.


A death benefit is payable upon:
-    the Policy is currently in force;
-    receipt of Due Proof of Death of the first Owner to die;
-    proof that such Owner died before the Annuity Starting Date.

"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

[_]  DEATH BENEFITS

     We will pay the death benefit after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity payment option (including a lump-sum payment) to the extent allowed by applicable law (see "IRS Required Distributions," below) and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity payment option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.


     If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of determining payment of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payment under the Policy.


     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death.

     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

     We will deduct a charge for any applicable premium tax not previously deducted from the death benefit payable.

Standard Death Benefit

     If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), and the Beneficiary is not the Owner's surviving spouse, the Policy will terminate, and we will pay a death benefit to your Beneficiary. If the Beneficiary is the surviving spouse of the Owner, the spouse may either receive the death benefit and the Policy will terminate, or the surviving spouse can continue the Policy in force as the Owner.

During the first four Policy Years, the standard death benefit equals the greater of:

     1) your Policy's Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Valuation Date we receive due proof of death or an annuity payment option is elected; or
     2) the sum of net purchase payments, reduced proportionately by withdrawals.

We will reset the standard death benefit:

     1)   on the fourth Policy anniversary; and
     2) on every fourth Policy anniversary thereafter that begins before your 76th birthday (if joint Owners, the 76th birthday of the oldest Owner).

The  reset death benefit will be the greatest of:

     1) your Policy's Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Valuation Date we receive due proof of death or an annuity payment option is elected;
     2) the sum of net purchase payments, reduced proportionately by withdrawals; or
     3) the Accumulation Value as of the most recent reset date, reduced proportionately by any withdrawals.

     A withdrawal will reduce the standard death benefit in the same proportion that the Accumulation Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the death benefit by a fraction where the numerator of the fraction is the amount of the withdrawal and the denominator is the Accumulation Value immediately prior to the withdrawal. Therefore the reduction in death benefit will exceed the amount withdrawn when the death benefit is greater than the Accumulation Value at the time of the withdrawal.


    -------------------------------------------------------------------------
     For example, assume that an Owner makes purchase payments of $100,000 and that the Accumulation Value of the Policy is $80,000 at the end of the third Policy Year. If the Owner withdrawals $20,000 from the
     Policy, the death benefit will be reduced by the same percentage as the Accumulation Value is reduced at the time of the withdrawal. In this example, since the Accumulation Value is reduced by 25% ($20,000 divided by $80,000), the death benefit will be reduced by the same percentage resulting in a death benefit of $75,000 ($100,000 x 25% = $25,000 reduction in death benefit). Note that the death benefit was reduced by a dollar amount that was greater than the withdrawal amount.
    -------------------------------------------------------------------------


     If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payment option then in effect.

Enhanced Death Benefit

     The enhanced death benefit rider is only available to Owners under age 76 in lieu of the standard death benefit. The enhanced death benefit rider is not available for a Policy held in a retirement account, pension plan or other tax-qualified plan. You cannot elect both the enhanced death benefit rider and either the enhanced earnings death benefit rider or the returns benefit rider. There is a charge for the enhanced death benefit rider that is a daily charge which is equivalent to an annual rate of 0.30% assessed upon the net assets of each Subaccount.

     The enhanced death benefit can only be elected prior to issue of the Policy. You can terminate the enhanced death benefit rider at any time, however, once revoked, you may not again elect the enhanced death benefit. The enhanced
-----------------------------------------------------------------
death benefit may not be available in all states.

     If you elect the enhanced death benefit and you or any joint Owner dies before attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:

     1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Valuation Date we receive due proof of death or an election of an annuity payment option;
     2) the greatest Anniversary Value/5/ plus net purchase payments paid since that anniversary and reduced proportionately by any withdrawals made after that anniversary; or
     3) the sum of all net purchase payments, reduced proportionately by any withdrawals, accumulated at a 5.0% annual rate of interest up to a maximum of two times total net purchase payments.

     If you elect the enhanced death benefit and you or any joint Owner dies after attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:

     1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Valuation Date we receive due proof of death or an election of an annuity payment option;
     2) the greatest Anniversary Value prior to the last Policy anniversary before the Owner attained age 75, plus any net purchase payments paid after that anniversary and reduced proportionately by any withdrawals made after that anniversary; or
     3) the sum of all net purchase payments, reduced proportionately by any withdrawals, accumulated at a 4.5% annual rate of interest up to a maximum of two times total net purchase payments.

________________________

/5/ The Anniversary Value equals the Accumulation Value on a Policy anniversary.

Enhanced Earnings Death Benefit

     The enhanced earnings death benefit rider is only available to Owners under the age of 76 in lieu of the standard death benefit. The enhanced earnings death benefit rider is not available for a Policy held in a retirement account, pension plan or other tax-qualified plan. You cannot elect the enhanced earnings death benefit and either the enhanced death benefit or the returns benefit rider. There is a charge for the enhanced earnings death benefit rider that is a daily charge which is equivalent to an annual rate of 0.30% assessed upon the Accumulation Value in each Subaccount and the Fixed Account.

     The enhanced earnings death benefit can only be elected prior to issue of the Policy. You can terminate the enhanced earnings death benefit at any time, however, once revoked, you may not again elect the enhanced earnings death benefit. The enhanced earnings death benefit may not be available in all states.

     If you elect the enhanced earnings death benefit, the enhanced earnings death benefit will be equal to the sum of (i) the basic value death benefit and
(ii) the earnings death benefit.

     The basic value death benefit equals the greatest of:

     (a) the Accumulation value as of the Valuation Date during which we receive Due Proof of Death and the election of a payment option; or
     (b) the greatest Anniversary Value up to the last Policy anniversary before your 76th birthday, plus any purchase payments paid after the date of the greatest Anniversary Value and reduced proportionately by any withdrawals made after the date of the greatest Anniversary Value; or
     (c) the sum of the purchase payments, reduced proportionately by any withdrawals.

     If you (all owners in the case of joint owners) had not attained age 66 on the policy's date of issue, the earnings death benefit equals 40% of the result of:

     (a)  the basic value death benefit; less
     (b)  the earnings base;

up to a maximum of 40% of the earnings base excluding any purchase payments made in the 12 months immediately prior to the date of your death.

     If you (any owner in the case of joint owners) had attained age 66 on the policy's date of issue, the earnings death benefit equals 30% of the result of:

     (a)  the basic value death benefit; less
     (b)  the earnings base;

up to a maximum of 30% of the earnings base excluding any purchase payments made in the 12 months immediately prior to the date of your death.

     Here is an example that illustrates how the enhanced earnings death benefit works, and compares this benefit to the standard death benefit*:

---------------------------------------------------------------------------------------------------------------------------
                                                    Enhanced Earnings Death   Enhanced Earnings       Standard Death
                                                    Benefit Issue             Death Benefit Issue     Benefit
                                                    Age 50                    Age 70
---------------------------------------------------------------------------------------------------------------------------
Net purchase payments                               $100,000                  $100,000                $100,000
---------------------------------------------------------------------------------------------------------------------------
Accumulation value at death                         $139,678                  $139,678                $140,000
---------------------------------------------------------------------------------------------------------------------------
Accumulation value at highest Anniversary date      $150,000                  $150,000                N/A
---------------------------------------------------------------------------------------------------------------------------
Accumulation value at highest reset date            N/A                       N/A                     $145,000
---------------------------------------------------------------------------------------------------------------------------
Basic death benefit                                 $150,000                  $150,000                $145,000
---------------------------------------------------------------------------------------------------------------------------
Deemed amount of investment earnings at time of
death                                               $50,000                   $50,000                 N/A
---------------------------------------------------------------------------------------------------------------------------
EEDB % multiplier                                   X 40%                     X 30%                   N/A
---------------------------------------------------------------------------------------------------------------------------
EEDB dollar amount                                  $20,000                   $15,000                 N/A
---------------------------------------------------------------------------------------------------------------------------
Total death benefit                                 $170,000                  $165,000                $140,000
---------------------------------------------------------------------------------------------------------------------------

     * This example is hypothetical and is intended only to illustrate how the enhanced earnings death benefit may work. It does not project a future value of the Policy nor the performance of its underlying investments. This example does not reflect any withdrawals from the Policy.

     For purposes of the enhanced earnings death benefit, earnings base means the sum of all net purchase payments, less any withdrawal(s) in excess of the Policy's investment gains. For example, if an Owner made an initial purchase payment of $100,000, the Accumulation Value of the Policy increased to $150,000 and the Owner then withdrew $60,000, the earnings base would be $90,000 ($100,000 - ($60,000 - $50,000)). The earnings base would continue to be $90,000 even if the Accumulation Value increases after the date of the withdrawal, and would increase or decrease subsequently only if the Owner made additional purchase payments or withdrawals. Withdrawals are assumed to be taken first from the Policy's investment gains as of the date of withdrawal and then from net purchase payments. Special rules apply if the Policy continues pursuant to the spousal continuation provision described below. Please refer to the enhanced earnings death benefit rider for details.

     If your death results from accidental bodily injury sustained in a common carrier accident (as defined in the enhanced earnings death benefit rider), and you have elected the enhanced earnings death benefit, we will pay the death benefit amount multiplied by two, instead of the amount that would otherwise be payable.

     If you die and the beneficiary is your spouse, the Policy to which the enhanced earnings death benefit rider is attached may be continued with your spouse as the owner. If your spouse continues the policy and has not yet attained age 76 on the date of your death, the enhanced earnings death benefit rider may also be continued. Please refer to the enhanced earnings death benefit rider for details.

     The enhanced earnings death benefit rider terminates on the earliest of the following:

     (a) the date of an ownership or primary annuitant change, except as described in the spousal continuation provision;
     (b) the Annuity Starting Date;
     (c) the date we receive your written request to terminate the rider; or
     (d) the date the Policy terminates.

Beneficiary

     When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.

     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

     If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

IRS Required Distribution

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.

[_]  LUMP SUM PAYMENT


     In most cases, when a death benefit is paid in a lump sum, we will pay the death benefit by establishing an interest bearing account, called the "TABS Access Account", for the Beneficiary, in the amount of the death benefit. We will send the Beneficiary a checkbook, and the Beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The TABS Access Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the TABS Access Account.

--------------------------
FEDERAL TAX MATTERS

    The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

    When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you take a distribution from the Policy. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

[_] TAXATION OF NONQUALIFIED POLICIES

    If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner should discuss these with a tax adviser.

    The following discussion generally applies to Policies owned by natural
    -----------------------------------------------------------------------
persons.
-------

..   Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

..   Penalty Tax on Certain Withdrawals. In the case of a distribution from a
Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   - made on or after the taxpayer reaches age 59 1/2;

   - made on or after an Owner's death;

   - attributable to the taxpayer's becoming disabled; or

   - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

    Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

..   Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract and whether the guaranteed minimum income benefit or the returns benefit rider is elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

..   Lump Sum Payments and Proceeds Held on Deposit. Annuity payment amounts that are received as a lump sum payment or held on deposit are taxed in the same manner as a surrender of the Policy. In addition, any interest credited to an amount held on deposit is taxed currently as ordinary income.

..   Taxation of Death Benefit Proceeds. Amounts may be distributed from the
Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.


..   Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.


..   Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

..   Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

..   Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

..   Multiple Policies. All Nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

..   Further Information. We believe that the Policy qualifies as an annuity contract for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

[_] TAXATION OF QUALIFIED POLICIES

    The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income benefits, family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

..   Individual Retirement Accounts (IRAs), as defined in Section 408 of the
Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $3,000 or the amount of the owner's taxable compensation for the year. The contributions may be deductible in whole or in part, depending on the individual's adjusted gross income and whether the individual is an active participant in certain types of other retirement plans. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit rider or the enhanced earnings death benefit rider comports with IRA qualification requirements.

..   Roth IRAs, as described in Code Section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

..   Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes an optional enhanced death benefit and an optional enhanced earnings death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value (and is not available to non-person Owners). The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the enhanced death benefit or the enhanced earnings death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

..   Tax-Sheltered Annuities under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Policy includes an optional enhanced death benefit and an optional enhanced earnings death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the enhanced death benefit or the enhanced earnings death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

.. Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

   Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

   "Eligible rollover distributions" from Section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

[_] POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

-----------------------------------------------------------
MISCELLANEOUS

[_] DISTRIBUTOR OF THE POLICIES

    Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and may also be licensed as insurance agents to sell variable annuities. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to distributors may be up to 8% of purchase payments. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policy that are not described under the Expenses section of the Prospectus.

[_] SALES TO EMPLOYEES

    Certain distribution costs and other fees may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[_] VOTING RIGHTS

    As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

    As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_] DISTRIBUTION OF MATERIALS

    We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_] LEGAL PROCEEDINGS

    As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[_] USA PATRIOT ACT NOTICE

    The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[_]  PRIVACY NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                       PRIVACY NOTICE-PERSONAL INFORMATION

--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:
..    Mutual of Omaha Insurance Company
..    Mutual of Omaha Investor Services, Inc.
..    Mutual of Omaha Marketing Corporation
..    United of Omaha Life Insurance Company
..    United World Life Insurance Company
..    Companion Life Insurance Company
..    Exclusive Healthcare, Inc.
..    Omaha Property and Casualty Insurance Company
..    Mutual of Omaha Structured Settlement Company, Inc.
..    Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        Why You Are Receiving This Notice

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us. Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              Personal Information

Personal Information means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             Information We Collect

In the normal course of business we may collect Personal Information about you from:
..    Applications or other forms we receive from you.
..    Your transactions with us, such as your payment history.
..    Your transactions with other companies.
..    Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").
..    Other sources (such as motor vehicle reports, government agencies and medical information bureaus).
..    Consumer-reporting agencies.

                            Your Personal Information

Sharing Within Mutual of Omaha

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:
..    Your name.
..    Your income.
..    Your Social Security number.
..    Other identifying information you give us.
..    Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

Note: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Sharing With Third Parties: For All Customers Except Residents of Minnesota, New Mexico and Vermont

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              Your Right to Choose

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:
..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

Sharing With Third Parties: For Customers Who Are Residents of Minnesota, New Mexico and Vermont

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:
..    To respond to a judicial process or government regulatory authority.
..    To process an insurance product or service that you request.
..    To maintain or service your account, such as paying a claim.
..    To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

Sharing of Certain Information About Your Creditworthiness: For All Customers Except Residents of Vermont

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:
..    Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services. If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

Sharing of Certain Information About Your Creditworthiness: For Customers Who Are Residents of Vermont

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:

..  Your marital status.
..    Your income.
..    Your employment history.
..    Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services. We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         How We Protect Your Information

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you. We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

--------------------------------------------------------------------------------

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS

Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW

Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

..    Properly identify yourself with your full name and policy and/or account numbers.
..    Submit a written request to us for your personal information.
..    Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

..    Notify you in writing of our refusal to make the correction, amendment or deletion.
..    Give you the reasons for our refusal.
..    Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

..    The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.
..    The date the person examined or received your medical information.
..    A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                         Mutual of Omaha
                         Attn. Privacy Notice
                         Mutual of Omaha Plaza
                         Omaha, NE 68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

               DO YOU HAVE QUESTIONS?

                    If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: UNITED OF OMAHA, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.

STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:

                           Contents                      Page(s)
        ---------------------------------------------------------
        The Policy - General Provisions                    2-3
             Owner and Joint Owner
             Entire Contract
             Deferment of Payment and Transfers
             Incontestability
             Misstatement of Age or Sex
             Nonparticipating
             Assignment
             Evidence of Age or Survival
        ---------------------------------------------------------
        Federal Tax Matters                                3-4
             Tax Status of the Policy
             Taxation of United of Omaha

        ---------------------------------------------------------
        State Regulation of United of Omaha                 4
        ---------------------------------------------------------
        Administration                                      4
        ---------------------------------------------------------
        Records and Reports                                 4
        ---------------------------------------------------------
        Distribution of the Policies                        4
        ---------------------------------------------------------
        Custody of Assets                                   5
        ---------------------------------------------------------
        Historical Performance Data                       5-12
             Money Market Yields
             Other Subaccount Yields
             Average Annual Total Returns
             Other Performance Information

        ---------------------------------------------------------
        Other Information                                  12
        ---------------------------------------------------------
        Financial Statements                               13

                       STATEMENT OF ADDITIONAL INFORMATION

                     ULTRA-SELECT SERIES L VARIABLE ANNUITY

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

       Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY ("we, us, our")

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175

        This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Ultra-Select Series L Variable Annuity Policy (the "Policy"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-238-9354 or by writing to us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Terms used in the current Prospectus for the Policy have the same meaning in this Statement of Additional Information.

          This Statement of Additional Information is not a prospectus.
   You should read it only in conjunction with the prospectuses for the Policy and the Series Funds.

Dated: May 1, 2003

                                CONTENTS                                 PAGE(S)
                     -----------------------------------------------------------
                     THE POLICY - GENERAL PROVISIONS                       2-3
                        Owner and Joint Owner
                        Entire Contract
                        Deferment of Payment and Transfers
                        Incontestability
                        Misstatement of Age or Sex
                        Nonparticipating
                        Assignment
                        Evidence of Age or Survival
                     -----------------------------------------------------------
                     FEDERAL TAX MATTERS                                   3-4
                        Tax Status of the Policy
                        Taxation of United of Omaha
                     -----------------------------------------------------------
                     STATE REGULATION OF UNITED OF OMAHA                    4
                     -----------------------------------------------------------
                     ADMINISTRATION                                         4
                     -----------------------------------------------------------
                     RECORDS AND REPORTS                                    4
                     -----------------------------------------------------------
                     DISTRIBUTION OF THE POLICIES                           4
                     -----------------------------------------------------------
                     CUSTODY OF ASSETS                                      5
                     -----------------------------------------------------------
                     HISTORICAL PERFORMANCE DATA                           5-12
                        Money Market Yields
                        Other Subaccount Yields
                        Average Annual Total Returns
                        Other Performance Information
                     -----------------------------------------------------------
                     OTHER INFORMATION                                      12
                     -----------------------------------------------------------
                     FINANCIAL STATEMENTS                                   13

        The following provides additional information about us and the Policy which may be of interest to you and is not addressed in the Prospectus.

                         THE POLICY - GENERAL PROVISIONS

OWNER AND JOINT OWNER

        While you are alive, only you may exercise the rights under the Policy unless you name a new owner or otherwise assign the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.


ENTIRE CONTRACT
        The entire contract is the Policy, as well as the data pages and any endorsements, amendments or riders to the Policy and the signed application, a copy of which will be attached to the Policy. All statements made in the application are, in the absence of fraud, deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.
        Any change of the Policy requires the consent of our authorized officer. No agent or registered representative has authority to change any provision of the Policy, or waive any of its terms.

        We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.


DEFERMENT OF PAYMENT AND TRANSFERS
        We will usually pay any amounts payable from the Variable Account as a result of a withdrawal or surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:

          (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
          (b)    trading on the New York Stock Exchange is restricted;
          (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
          (d) the Securities Exchange Commission permits delay for the protection of security holders.
        The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        We may defer transfers, payment of withdrawals or a surrender from the Fixed Account for up to six months from the date we receive Written Notice.
        We reserve the right to delay withdrawals or surrenders from both the Variable Account and the Fixed Account until your purchase payment check has been honored by your bank.

INCONTESTABILITY
        We will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the date of its issue.

MISSTATEMENT OF AGE OR SEX
        We may require proof of the Annuitant's age before making any annuity payment provided for by the Policy. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and monthly annuity payments will be determined using the correct age and sex.
        If a misstatement of age or sex results in monthly annuity payments that are too large, the overpayments will be deducted from future monthly annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

NONPARTICIPATING
        No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

ASSIGNMENT
        You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. We are not responsible for the validity or effect of any assignment. The rights of any payee or beneficiary will be subject to a collateral assignment.
        If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

EVIDENCE OF AGE OR SURVIVAL
        We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.

                               FEDERAL TAX MATTERS

TAX STATUS OF THE POLICY

        Diversification Requirements. Section 817(h) of the Internal Revenue Code (the "Code") provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury Department regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury Department regulations.

        Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of the Prospectus, no such guidance has been issued.
        The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

        Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if you die on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

TAXATION OF UNITED OF OMAHA

        We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA

        We are subject to Nebraska law and to regulation by the Nebraska Department of Insurance. We file an annual statement with the Nebraska Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Nebraska Department of Insurance includes periodic examinations to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Nebraska Department of Insurance at all times and a full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION

        We perform all administration for your Policy.

                               RECORDS AND REPORTS

        All records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through agents and brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.


         Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 8% of Purchase Payments. For the fiscal year ended December 31, 2002, we paid no compensation to MOIS.


        Certain distribution costs may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

                                CUSTODY OF ASSETS

        We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA


        From time to time, we may disclose yields, total returns, and other performance data pertaining to the Subaccounts for a Policy. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. In addition, the yield figures will not reflect any withdrawal charge. The calculations of yields, total returns, and other performance data will not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range from 0% to 3.5% of purchase payments based on the state in which the Policy is sold.

MONEY MARKET YIELDS


        From time to time, advertisements and sales literature may quote the current annualized yield of the money market Subaccount (Federated Prime Money Fund II Portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. As of December 31, 2002, this current annualized yield is -0.62%.

        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the money market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the annual Policy fee; (2) the administrative expense charge; and (3) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $40,000. Yield figures will not reflect withdrawal charges.
        Because of the charges and deductions imposed under the Policy, the yield for the money market Subaccount will be lower than the yield for the money market portfolio.
        The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the money market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

        The current and effective yields on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market portfolio, the types of quality of portfolio securities held by the money market portfolio and the money market portfolio's operating expenses. Yield figures do not reflect the effect of any withdrawal charge that may be applicable to a Policy.

OTHER SUBACCOUNT YIELDS
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the money market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.
        The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include: (a) the annual Policy fee; (b) the administrative expense charge; and
(c) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $40,000. The 30-day or one-month yield is calculated according to the following formula:

                          Yield = [2 {a-b + 1}[POWER OR 6] - 1]
                                      ---
                                     [ cd ]

    Where:
       a =   -- net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.
       b =   -- expenses of the Subaccount for the 30-day or one-month period.
       c =   -- the average number of Accumulation Units outstanding.
       d =   -- the Accumulation Unit value at the close of the last day in the
                30-day or one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.
        Yield calculations do not take into account the withdrawal charge under the Policy (a maximum of 8% of the amount surrendered or withdrawn).

AVERAGE ANNUAL TOTAL RETURNS

        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the Subaccounts were first offered in the Policies. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate to an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy fee; (b) the administrative expense charge; and (c) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $40,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable withdrawal charge

The total return will then be calculated according to the following formula:

                                P(1+TR)[POWER OF n] = ERV

    Where:

       P =   -- a hypothetical initial purchase payment of $1,000.
       TR =  -- the average annual total return.
       ERV = -- the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical account at the end of the period.
       n =   -- the number of years in the period.

Performance Data. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the prospectuses for the Series Funds.

        The yield of a Subaccount (except the money market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

        Such average annual total return information for the Subaccounts of Policies is as follows:


                         SUBACCOUNT
                AVERAGE ANNUAL TOTAL RETURN
              (reflects withdrawal charges)
              Subaccount (date of inception)                    1 Year         5 Year          From
  (Policy issued without the enhanced death benefit, the         Ended          Ended         Inception
  enhanced earnings death benefit or the returns benefit)       12/31/02       12/31/02      To 12/31/02
---------------------------------------------------------------------------------------------------------
Alger American Growth  (11/22/02)                                      N/A             N/A        -14.25%
Alger American Small Capitalization  (11/22/02)                        N/A             N/A        -12.22%
Federated Prime Money Fund II (11/22/02)                               N/A             N/A         -7.26%
Federated Fund for U.S. Govt. Securities II (11/22/02)                 N/A             N/A         -5.90%
Fidelity VIP Asset Manager: Growth (11/22/02)                          N/A             N/A        -12.05%
Fidelity VIP Contrafund (11/22/02)                                     N/A             N/A         -7.96%
Fidelity VIP Equity Income (11/22/02)                                  N/A             N/A        -12.15%
Fidelity VIP Index 500 (11/22/02)                                      N/A             N/A        -13.30%
Fidelity VIP Mid Cap (5/1/03)                                          N/A             N/A          0.00%
MFS Capital Opportunities Series (11/22/02)                            N/A             N/A        -14.55%
MFS Emerging Growth Series (11/22/02)                                  N/A             N/A        -13.87%
MFS High Income Series (11/22/02)                                      N/A             N/A         -6.65%
MFS Research Series (11/22/02)                                         N/A             N/A        -12.00%
MFS Strategic Income Series (11/22/02)                                 N/A             N/A         -5.38%
Pioneer Equity Income VCT (11/22/02)                                   N/A             N/A         -9.50%
Pioneer Fund VCT (11/22/02)                                            N/A             N/A        -12.46%
Pioneer Growth Shares VCT (11/22/02)                                   N/A             N/A        -15.82%
Pioneer Midcap Value VCT (11/22/02)                                    N/A             N/A        -11.63%
Pioneer Real Estate Shares VCT (11/22/02)                              N/A             N/A         -6.39%
Pioneer Small Cap Value VCT (5/1/03)                                   N/A             N/A         -7.20%
Scudder VIT EAFE(R)Equity Index (11/22/02)                             N/A             N/A        -11.07%
Scudder VIT Small Cap Index (11/22/02)                                 N/A             N/A        -12.81%
Scudder VS1 Global Discovery (11/22/02)                                N/A             N/A        -11.01%
Scudder VS1 Growth & Income (11/22/02)                                 N/A             N/A        -13.78%
Scudder VS1 International (1/22/02)                                    N/A             N/A        -10.50%
T. Rowe Price Equity Income (11/22/02)                                 N/A             N/A        -11.46%
T. Rowe Price International Stock (11/22/02)                           N/A             N/A        -11.26%
T. Rowe Price Limited-Term Bond (11/22/02)                             N/A             N/A         -6.17%
T. Rowe Price New America Growth (11/22/02)                            N/A             N/A        -13.06%
T. Rowe Price Personal Strategy Balanced (11/22/02)                    N/A             N/A         -9.50%
Van Kampen UIF Emerging Markets Equity (11/22/02)                      N/A             N/A        -12.12%
Van Kampen UIF Core Plus Fixed Income (11/22/02)                       N/A             N/A         -6.05%
Van Kampen UIF Technology (11/22/02)                                   N/A             N/A        -23.17%
---------------------------------------------------------------------------------------------------------

Non-Standardized Performance Data. In addition to the version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include a withdrawal charge. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:


                 SUBACCOUNT NON-STANDARDIZED
                 AVERAGE ANNUAL TOTAL RETURN
             (does not reflect withdrawal charges)
                 Subaccount (date of inception)                   1 Year        5 Year           From
   (Policy issued without the enhanced death benefit, the          Ended        Ended          Inception
   enhanced earnings death benefit or the returns benefit)        12/31/02      12/31/02      To 12/31/02
----------------------------------------------------------------------------------------------------------
Alger American Growth  (11/22/02)                                       N/A            N/A          -6.99%
Alger American Small Capitalization  (11/22/02)                         N/A            N/A          -4.98%
Federated Prime Money Fund II (11/22/02)                                N/A            N/A          -0.06%
Federated Fund for U.S. Govt. Securities II (11/22/02)                  N/A            N/A           1.29%
Fidelity VIP Asset Manager: Growth (11/22/02)                           N/A            N/A          -4.81%
Fidelity VIP Contrafund (11/22/02)                                      N/A            N/A          -0.75%
Fidelity VIP Equity Income (11/22/02)                                   N/A            N/A          -4.91%
Fidelity VIP Index 500 (11/22/02)                                       N/A            N/A          -6.05%
Fidelity VIP Mid Cap (5/1/03)                                           N/A            N/A           0.00%
MFS Capital Opportunities Series (11/22/02)                             N/A            N/A          -7.30%
MFS Emerging Growth Series (11/22/02)                                   N/A            N/A          -6.61%
MFS High Income Series (11/22/02)                                       N/A            N/A           0.54%
MFS Research Series (11/22/02)                                          N/A            N/A          -4.76%
MFS Strategic Income Series (11/22/02)                                  N/A            N/A           1.81%
Pioneer Equity Income VCT (11/22/02)                                    N/A            N/A          -2.28%
Pioneer Fund VCT (11/22/02)                                             N/A            N/A          -5.22%
Pioneer Growth Shares VCT (11/22/02)                                    N/A            N/A          -8.55%
Pioneer Midcap Value VCT (11/22/02)                                     N/A            N/A          -4.40%
Pioneer Real Estate Shares VCT (11/22/02)                               N/A            N/A           0.80%
Pioneer Small Cap Value VCT (5/1/03)                                    N/A            N/A           0.00%
Scudder VIT EAFE(R)Equity Index (11/22/02)                              N/A            N/A          -3.83%
Scudder VIT Small Cap Index (11/22/02)                                  N/A            N/A          -5.57%
Scudder VS1 Global Discovery (11/22/02)                                 N/A            N/A          -3.78%
Scudder VS1 Growth & Income (11/22/02)                                  N/A            N/A          -6.53%
Scudder VS1 International (1/22/02)                                     N/A            N/A          -3.28%
T. Rowe Price Equity Income (11/22/02)                                  N/A            N/A          -4.23%
T. Rowe Price International Stock (11/22/02)                            N/A            N/A          -4.02%
T. Rowe Price Limited Term Bond (11/22/02)                              N/A            N/A           1.02%
T. Rowe Price New America Growth (11/22/02)                             N/A            N/A          -5.81%
T. Rowe Price Personal Strategy Balanced (11/22/02)                     N/A            N/A          -2.28%
Van Kampen UIF Emerging Markets Equity (11/22/02)                       N/A            N/A          -4.88%
Van Kampen UIF Core Plus Income (11/22/02)                              N/A            N/A           1.14%
Van Kampen UIF Technology (11/22/02)                                    N/A            N/A         -15.85%
----------------------------------------------------------------------------------------------------------


In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts.

The figures above are an indication of past, but not future, performance of the applicable Subaccounts available under the Policy.

   Adjusted Historical Performance Data. We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund portfolios and the assumption that the Subaccounts were in existence on the later of (i) the inception of the Series Fund portfolios or (ii) the inception of United Separate Account C, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:

                   SUBACCOUNT
              ADJUSTED HISTORICAL"
          AVERAGE ANNUAL TOTAL RETURN
                     TABLE
          (reflects withdrawal charges)
                   Subaccount                            Date of                                              Since
  (Policy issued without the enhanced death           Inception of     1 Year       5 Years     10 Years    Inception
 benefit, the enhanced earnings death benefit         Corresponding       Ended      Ended        Ended        to
             or the returns benefit)                  Portfolio/(a)/   12/31/02     12/31/02    12/31/02     12/31/02

----------------------------------------------------------------------------------------------------------------------
Alger American Growth                                    12/1/1993        -41.67%      -1.79%       -            6.54%
Alger American Small Capitalization                      12/1/1993        -34.96%     -10.50%       -           -1.03%
Federated Prime Money Fund II                           11/21/1994         -7.56%       2.31%       -            2.61%
Federated Fund for U.S. Govt. Securities II              3/28/1994          0.02%       4.90%       -            4.75%
Fidelity VIP Asset Manager Growth/(b)/                    1/3/1995        -25.32%      -3.43%       -            4.97%
Fidelity VIP Contrafund/(b)/                              1/3/1995        -18.97%       1.74%       -           10.22%
Fidelity VIP Equity Income/(b)/                          12/1/1993        -26.49%      -1.60%       -            7.09%
Fidelity VIP Index 500/(b)/                              12/1/1993        -31.50%      -2.69%       -            7.07%
Fidelity VIP Mid Cap/(b)/                               12/28/1998        -18.89%        -          -           13.11%
MFS Capital Opportunities Series/(c)/                    8/14/1996        -38.54%      -2.47%       -            2.45%
MFS Emerging Growth Series/(c)/                          7/24/1995        -42.52%      -5.20%       -            2.80%
MFS High Income Series/(c)/                              7/26/1995         -6.64%      -1.09%       -            2.62%
MFS Research Series/(c)/                                 7/26/1995        -33.47%      -4.64%       -            2.81%
MFS Strategic Income Series/(c)/                         6/14/1994         -0.83%       2.65%       -            2.83%
Pioneer Equity Income VCT/(d)/                            3/1/1995        -24.87%       0.15%       -            8.15%
Pioneer Fund VCT/(d)/                                   10/31/1997        -28.05%      -0.52%       -            0.42%
Pioneer Growth Shares VCT/(d)/                          10/31/1997        -43.73%      -8.64%       -           -8.03%
Pioneer Mid-Cap Value VCT/(d)/                            3/1/1995        -20.24%       1.97%       -            7.52%
Pioneer Real Estate Shares VCT/(d)/                      3/31/1995         -6.70%       0.27%       -            8.29%
Pioneer Small Cap Value VCT/(d)/                          1/8/2001        -23.91%        -          -          -14.89%
Scudder VIT EAFE Equity Index                            8/22/1997        -30.37%      -6.90%       -           -7.77%
Scudder VIT Small Cap Index                              8/22/1997        -29.37%      -3.45%       -           -2.45%
Scudder VSI Global Discovery                              5/2/1997        -28.86%       0.00%       -            2.52%
Scudder VSI Growth & Income                               5/1/1997        -32.16%      -7.33%       -           -3.26%
Scudder VSI International                                 5/8/1997        -27.42%      -5.99%       -           -4.53%
T. Rowe Price Equity Income                              3/31/1994        -21.97%       0.67%       -            9.18%
T. Rowe Price International Stock                        3/31/1994        -27.09%      -5.88%       -           -0.87%
T. Rowe Price Limited-Term Bond                          5/13/1994         -3.58%       4.37%       -            4.35%
T. Rowe Price New America Growth                         3/31/1994        -37.03%      -7.13%       -            4.24%
T. Rowe Price Personal Strategy Balanced                12/30/1994        -16.69%       1.49%       -            7.42%
Van Kampen UIF Emerging Markets Equity                   10/1/1996        -17.78%      -6.83%       -           -6.07%
Van Kampen UIF Core Plus Fixed Income                    1/02/1997         -1.68%       4.86%       -            5.39%
Van Kampen UIF Technology                               11/30/1999        -57.51%        -          -          -43.07%
----------------------------------------------------------------------------------------------------------------------

/a/ The Date of Inception is that of the United Separate Account C, 12/1/93, unless the underlying series fund's inception date follows that of the Separate Account.
/b/ The Fidelity Mid Cap portfolio includes an asset-based distribution fee (12b-1). The first offering of Fidelity Mid Cap shares was on January 12, 2000, at which time a 0.25% 12b-1 was imposed. Returns prior to that date do not include the asset-based fee, and returns listed would have been lower for each portfolio if the fee structure had been in place and reflected in performance. /c/ Each series commenced operations with the offering of initial class shares and subsequently offered service class shares on May 1, 2000. Service class share performance includes the performance of the initial class shares for periods prior to the offering of service class shares. Performance prior to May 1, 2000 does not include the difference in class expense structure (such as Rule 12b-1 fees) and thus is higher than it would have been had service class shares been offered for the same time period.
/d/ The Pioneer shares available are Class II shares and include an asset-based distribution fee (12b-1). The VCT Portfolio Class II shares were first offered on the following dates: 9/14/1999 for Equity Income, 10/31/1997 for Fund and Growth Shares, 5/1/2000 for Mid-Cap Value and Real Estate, and 5/1/2003 for Small Cap Value. The returns prior to these dates are for the Class I shares and do not include the asset-based distribution fee. Returns from these dates forward track the results of the Class II shares. As a result, returns shown are higher than they would have been if the Class II shares were in existence for the same time period.

Non-standardized (i.e., assuming no withdrawal charge) but adjusted historical average annual total return information for the Subaccounts is as follows:


             SUBACCOUNT NON-STANDARDIZED
               "ADJUSTED HISTORICAL"
         AVERAGE ANNUAL TOTAL RETURN TABLE
       (Does not reflect withdrawal charges)
                     Subaccount                           Date of
 (Policy issued without the enhanced death benefit,     Inception of     1 Year       5 Years     10 Years       Since
 the enhanced earnings death benefit or the returns     Corresponding     Ended        Ended        Ended      Inception
                      benefit)                          Portfolio/(a)/  12/31/02     12/31/02     12/31/02    to 12/31/02
------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                    12/1/1993        -34.20%       -1.79%       -             6.54%
Alger American Small Capitalization                      12/1/1993        -27.54%      -10.50%       -            -1.03%
Federated Prime Money Fund II                           11/21/1994         -0.35%        2.31%       -             2.61%
Federated Fund for U.S. Govt. Securities II              3/28/1994          7.17%        4.90%       -             4.75%
Fidelity VIP Asset Manager Growth/(b)/                    1/3/1995        -17.98%       -3.43%       -             4.97%
Fidelity VIP Contrafund /(b)/                             1/3/1995        -11.67%        1.74%       -            10.22%
Fidelity VIP Equity Income/(b)/                          12/1/1993        -19.13%       -1.60%       -             7.09%
Fidelity VIP Index 500/(b)/                              12/1/1993        -24.11%       -2.69%       -             7.07%
Fidelity VIP Mid Cap/(b)/                               12/28/1998        -11.60%         -          -            13.11%
MFS Capital Opportunities Series/(c)/                    8/14/1996        -31.09%       -2.47%       -             2.45%
MFS Emerging Growth Series/(c)/                          7/24/1995        -35.04%       -5.20%       -             2.80%
MFS High Income Series/(c)/                              7/26/1995          0.55%       -1.09%       -             2.62%
MFS Research Series/(c)/                                 7/26/1995        -26.06%       -4.64%       -             2.81%
MFS Strategic Income Series/(c)/                         6/14/1994          6.32%        2.65%       -             2.83%
Pioneer Equity Income VCT/(d)/                            3/1/1995        -17.53%        0.15%       -             8.15%
Pioneer Fund VCT/(d)/                                   10/31/1997        -20.68%       -0.52%       -             0.42%
Pioneer Growth Shares VCT/(d)/                          10/31/1997        -36.24%       -8.64%       -            -8.03%
Pioneer Mid-Cap Value VCT/(d)/                            3/1/1995        -12.94%        1.97%       -             7.52%
Pioneer Real Estate Shares VCT/(d)/                      3/31/1995          0.50%        0.27%       -             8.29%
Pioneer Small Cap Value VCT/(d)/                          1/8/2001        -16.58%         -          -            -8.42%
Scudder VIT EAFE Equity Index                            8/22/1997        -22.99%       -6.90%       -            -7.77%
Scudder VIT Small Cap Index                              8/22/1997        -21.99%       -3.45%       -            -2.45%
Scudder VSI Global Discovery                              5/2/1997        -21.49%        0.00%       -             2.52%
Scudder VSI Growth & Income                               5/1/1997        -24.77%       -7.33%       -            -3.26%
Scudder VSI International                                 5/8/1997        -20.06%       -5.99%       -            -4.53%
T. Rowe Price Equity Income                              3/31/1994        -14.65%        0.67%       -             9.18%
T. Rowe Price International Stock                        3/31/1994        -19.74%       -5.88%       -            -0.87%
T. Rowe Price Limited-Term Bond                          5/13/1994          3.59%        4.37%       -             4.35%
T. Rowe Price New America Growth                         3/31/1994        -29.59%       -7.13%       -             4.24%
T. Rowe Price Personal Strategy Balanced                12/30/1994         -9.42%        1.49%       -             7.42%
Van Kampen UIF Emerging Markets Equity                   10/1/1996        -10.50%       -6.83%       -            -6.07%
Van Kampen UIF Core Plus Fixed Income                    1/02/1997          5.47%        4.86%       -             5.39%
Van Kampen UIF Technology                               11/30/1999        -49.91%         -          -           -37.51%
------------------------------------------------------------------------------------------------------------------------

/a/ The Date of Inception is that of the United Separate Account C, 12/1/93, unless the underlying series fund's inception date follows that of the Separate Account.
/b/ The Fidelity Mid Cap portfolio includes an asset-based distribution fee (12b-1). The first offering of Fidelity Mid Cap shares was on January 12, 2000, at which time a 0.25% 12b-1 was imposed. Returns prior to that date do not include the asset-based fee, and returns listed would have been lower for each portfolio if the fee structure had been in place and reflected in performance. /c/ Each series commenced operations with the offering of initial class shares and subsequently offered service class shares on May 1, 2000. Service class share performance includes the performance of the initial class shares for periods prior to the offering of service class shares. Performance prior to May 1, 2000 does not include the difference in class expense structure (such as Rule 12b-1 fees) and thus is higher than it would have been had service class shares been offered for the same time period.
/d/ The Pioneer shares available are Class II shares and include an asset-based distribution fee (12b-1). The VCT Portfolio Class II shares were first offered on the following dates: 9/14/1999 for Equity Income, 10/31/1997 for Fund and Growth Shares, 5/1/2000 for Mid-Cap Value and Real Estate, and 5/1/2003 for Small Cap Value. The returns prior to these dates are for the Class I shares and do not include the asset-based distribution fee. Returns from these dates forward track the results of the Class II shares. As a result, returns shown are higher than they would have been if the Class II shares were in existence for the same time period.

The figures above are not an indication of present, past, or future performance of the applicable Subaccounts or of the actual portfolios available under the Policy

        We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1

     Where:

       CTR =  -- The cumulative total return net of Subaccount recurring charges for the period.
       ERV =  -- The ending redeemable value of the hypothetical investment at the end of the period.
       P =    -- A hypothetical initial purchase


OTHER PERFORMANCE INFORMATION
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

       Across the Board         Consumer Reports        Insurance Week
       Advertising Age          Economist               Journal of Accountancy
       American Banker          Financial Planning      Journal of the American
       Barron's                 Financial World           Society of CLU & ChFC
       Best's Review            Forbes                  Journal of Commerce
       Broker World             Fortune, Inc.           Life Association News
       Business Insurance       Institutional Investor  Life Insurance Selling
       Business Month           Insurance Forum         Manager's Magazine
       Business Week            Insurance Sales         Market Facts
       Changing Times                                   Money

                                OTHER INFORMATION

        A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov.

                              FINANCIAL STATEMENTS


        This Statement of Additional Information contains financial statements of the Subaccounts of United of Omaha Separate Account C as of December 31, 2002 and for the years ended December 31, 2002 and 2001 which have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
        The statutory financial statements of United of Omaha Life Insurance Company as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
        The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the subaccounts of the United of Omaha Separate Account C. The primary business address of Deloitte & Touche LLP is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.

UNITED OF OMAHA LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2002 AND 2001
AND FOR THE YEARS ENDED
DECEMBER 31, 2002, 2001 AND 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 25.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2002.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha life Insurance Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, on the basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Nebraska Department of Insurance of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/ Deloitte & Touche LLP

March 14, 2003

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31,

                                                                                  2002              2001
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                                  $  8,809,768,263  $  8,160,865,092
    Preferred stocks                                                             54,716,261        54,716,261
    Common stocks - unaffiliated                                                    324,925        11,508,937
    Common stocks - affiliated                                                   86,863,578        85,016,498
    Mortgage loans                                                              825,141,726       836,339,407
    Real estate occupied by the Company, net of accumulated
     depreciation of  $ 73,481,475 in 2002 and $ 69,977,744 in 2001              69,610,498        72,770,142
    Investment real estate, net of accumulated depreciation
     of  $ 486,335 in 2002 and  $ 475,638 in 2001                                   275,434           286,130
    Real estate held for sale, net of accumulated
     depreciation of  $ 47,536 in 2002 and $ 9,748 in 2001                        6,932,226         3,911,446
    Policy loans                                                                150,237,687       148,036,732
    Cash and short-term investments                                              87,965,001       203,907,573
    Other invested assets                                                       146,038,501       134,681,511
                                                                           ----------------  ----------------
              Total cash and invested assets                                 10,237,874,100     9,712,039,729
Premiums deferred and uncollected                                               164,773,195       149,321,160
Investment income due and accrued                                               100,225,391        98,931,677
Electronic data processing equipment, net of accumulated
 depreciation of $ 70,658,661 in 2002 and $ 89,070,275 in 2001                    1,034,229         4,884,720
Receivable from parent, subsidiaries and affiliates                               3,533,767         8,971,219
Funds withheld under reinsurance agreement - affiliate                          110,531,483       105,538,273
Net deferred tax assets                                                          75,067,149        25,028,230
Other assets                                                                     45,638,334        49,902,814
Separate accounts assets                                                      1,136,860,859     1,378,023,575
                                                                           ----------------  ----------------
              Total admitted assets                                        $ 11,875,538,507  $ 11,532,641,397
                                                                           ================  ================
LIABILITIES
Policy reserves:
    Aggregate reserve for policies and contracts                           $  7,399,790,795  $  6,915,730,500
    Liability for deposit-type contracts                                      1,995,363,948     1,958,659,456
    Policy and contract claims                                                   77,731,953        77,945,722
    Other                                                                       110,570,617        78,687,863
                                                                           ----------------  ----------------
              Total policy reserves                                           9,583,457,313     9,031,023,541
Interest maintenance reserve                                                      4,193,572                 0
Asset valuation reserve                                                          36,089,068        94,833,161
General expenses and taxes due or accrued                                         9,008,049        19,499,778
Federal income taxes due or accrued                                               5,887,515        14,847,835
Payable to parent, subsidiaries and affiliates                                    7,372,460        16,561,579
Other liabilities                                                                97,007,726       112,243,578
Separate accounts liabilities                                                 1,132,464,644     1,372,398,994
                                                                           ----------------  ----------------
              Total liabilities                                              10,875,480,347    10,661,408,466
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized
 issued and outstanding                                                           9,000,000         9,000,000
Gross paid-in and contributed surplus                                           162,723,580        62,723,580
Unassigned Surplus                                                              828,334,580       799,509,351
                                                                           ----------------  ----------------
              Total surplus                                                   1,000,058,160       871,232,931
                                                                           ----------------  ----------------
              Total liabilities and surplus                                $ 11,875,538,507  $ 11,532,641,397
                                                                           ================  ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,

                                                                   2002               2001               2000
Income
    Net premiums and annuity considerations                  $  1,362,403,537   $  1,365,548,996   $  1,205,802,135
    Other considerations and fund deposits                          3,048,128          1,833,804        384,135,714
    Net investment income                                         683,171,781        716,288,693        656,199,475
    Other income                                                   72,006,877         77,071,797         68,904,550
                                                             ----------------   ----------------   ----------------

      Total income                                              2,120,630,323      2,160,743,290      2,315,041,874
                                                             ----------------   ----------------   ----------------

Benefits and expenses:
    Policyholder and beneficiary benefits                       1,212,968,764      1,292,592,064      1,525,227,398
    Increase in reserves for  policyholder and
     beneficiary benefits                                         483,141,362        424,805,101         53,873,529
    Commissions                                                   118,469,395        123,670,780        120,451,720
    Operating expenses                                            262,634,739        237,416,379        223,722,428
    Net transfers to (from) separate accounts                     (63,286,145)       (54,352,834)       268,227,011
                                                             ----------------   ----------------   ----------------

      Total benefits and expenses                               2,013,928,115      2,024,131,490      2,191,502,086
                                                             ----------------   ----------------   ----------------

       Net gain from operations before federal
        income taxes and net realized capital
        gains (losses)                                            106,702,208        136,611,800        123,539,788

Federal income taxes                                               28,570,167         35,174,590         36,417,363
                                                             ----------------   ----------------   ----------------

       Net gain from operations before net
        realized capital gains (losses)                            78,132,041        101,437,210         87,122,425

Net realized capital gains (losses)                               (93,837,615)       (52,049,908)        38,795,710
                                                             ----------------   ----------------   ----------------

       Net income (loss)                                     $    (15,705,574)  $     49,387,302   $    125,918,135
                                                             ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

                                                                       2002               2001               2000
Capital stock:
    Balance at beginning and end of year                          $     9,000,000    $     9,000,000    $     9,000,000
                                                                  ---------------    ---------------    ---------------

Gross paid-in and contributed surplus:
    Balance at beginning and end of year                               62,723,580         62,723,580         62,723,580
    Capital Contribution                                              100,000,000                  0                  0
                                                                  ---------------    ---------------    ---------------

    Balance at end of year                                            162,723,580         62,723,580         62,723,580

Unassigned surplus:
    Balance at beginning of year                                      799,509,351        760,361,632        615,054,720
    Net income (loss)                                                 (15,705,574)        49,387,302        125,918,135
    (Increase) decrease in:
       Net unrealized capital gains and losses
        (net of tax benefit of $25,465,100 in 2002 and
        $12,979,536 in 2001)                                          (34,883,646)       (39,238,487)        31,855,299
       Net unrealized foreign exchange capital loss                             0           (205,694)                 0
       Net deferred income tax                                         22,502,137         33,693,166                  0
       Non-admitted assets                                             (1,475,335)       (68,701,298)        10,993,063
       Asset valuation reserve                                         58,744,093         43,545,059        (15,673,880)
    Surplus withdrawn from separate accounts                                    0         11,936,250          7,283,750
    Change in surplus in separate accounts                               (355,050)       (12,008,422)       (10,022,720)
    Cumulative effect of changes in accounting
     principles                                                                 0         20,668,773                  0
    Other, net                                                             (1,396)            71,070         (5,046,735)
                                                                  ---------------    ---------------    ---------------

    Balance at end of year                                            828,334,580        799,509,351        760,361,632
                                                                  ---------------    ---------------    ---------------

Total surplus                                                     $ 1,000,058,160    $   871,232,931    $   832,085,212
                                                                  ===============    ===============    ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

                                                          2002                2001               2000
Cash from operations:
  Premiums and annuity considerations                $  1,355,274,703   $  1,364,570,706   $  1,205,731,629
  Other fund deposits                                               0                  0        379,465,576
  Net investment income                                   660,308,209        692,762,787        634,508,418
  Other income                                             77,876,247         76,716,216         62,889,140
  Benefits                                             (1,131,100,429)    (1,194,647,101)    (1,527,716,678)
  Commissions and general expenses                       (396,111,004)      (379,896,014)      (365,046,168)
  Federal income taxes                                    (41,008,807)       (44,182,299)       (32,963,178)
  Net transfers (to) from separate accounts                49,604,667          4,702,763       (265,158,285)
                                                     ----------------   ----------------   ----------------
        Net cash from operations                          574,843,586        520,027,058         91,710,454
                                                     ----------------   ----------------   ----------------

Cash used for investments:
  Proceeds from investments sold, redeemed or
   matured:
    Bonds                                               1,941,330,949      1,693,340,318      1,743,410,840
    Mortgage loans                                         81,105,658         71,573,613        152,689,047
    Stocks                                                 10,666,240         53,406,462         55,188,578
    Real estate                                                     0          8,375,000          5,500,000
    Other invested assets                                  15,054,734         46,694,542         78,871,040
  Tax on capital gains                                     (1,241,110)        (3,371,428)       (19,798,114)
  Cost of investments acquired:
    Bonds                                              (2,681,440,388)    (2,249,861,186)    (1,666,397,909)
    Mortgage loans                                        (69,596,385)       (86,503,885)      (321,853,917)
    Stocks                                                          0        (56,269,540)      (115,989,740)
    Real estate                                            (3,393,320)        (6,861,322)        (3,153,459)
    Other invested assets                                 (76,429,551)          (703,141)       (35,658,804)
  Net increase in policy loans                             (2,200,955)        (4,664,601)        (5,517,480)
                                                     ----------------   ----------------   ----------------
        Net cash used for investments                    (786,144,128)      (534,845,168)      (132,709,918)
                                                     ----------------   ----------------   ----------------

Cash from financing and other sources:
  Capital contribution                                    100,000,000                  0                  0
  Borrowed money                                            1,000,000                  0         10,000,000
  Net increase (decrease) in deposit-type contracts       (30,222,633)       148,916,204                  0
  Decrease in receivable from parent,
   subsidiaries and affiliates                              5,437,452         14,296,888         37,995,565
  Decrease in other nonqualified deposits                           0                  0        (23,676,240)
  Other cash provided                                      39,812,160         51,920,410         40,977,034
  Other cash used                                         (20,669,009)       (48,788,002)       (50,809,281)
                                                     ----------------   ----------------   ----------------
        Net cash from financing and other sources          95,357,970        166,345,500         14,487,078
                                                     ----------------   ----------------   ----------------

Net change in cash and short-term investments            (115,942,572)       151,527,390        (26,512,386)

Cash and short-term investments:
    Beginning of year                                     203,907,573         52,380,183         78,892,569
                                                     ----------------   ----------------   ----------------
    End of year                                      $     87,965,001   $    203,907,573   $     52,380,183
                                                     ================   ================   ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2002, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance.

The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting practices ("NAIC SAP") as the basis of its statutory accounting practices.

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

          (a) Bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities.
          (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies.
          (c) NAIC SAP requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets.
          (d) Asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established in the statutory financial statements.
          (e) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in reserve on account of a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.
          (f) Comprehensive income and its components are not presented in the financial statements.
          (g) Changes in certain assets designated as "non-admitted" have been charged to unassigned surplus.
          (h) The change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net loss.
          (i) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities.
          (j) Reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates susceptible to significant change include reserves and deferred taxes.

INVESTMENTS
Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Preferred stocks are stated at cost.

Common stocks of unaffiliated companies are stated at NAIC market value and stocks of affiliated companies (principally insurance companies) are carried on the equity basis. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

The home office properties and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling costs. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost.

The Company has no ownership in joint ventures that exceed 10% of its admitted assets. The Company carries these interests based on the underlying audited GAAP equity of the investee.

Other invested assets include investments in limited partnerships, bonds, beneficial interests in leased or non-leased commercial aircraft, receivables for securities and derivative financial instruments. Bonds are valued consistent with the policies above. The Company has minor ownership interests in all limited partnerships, therefore these interests are carried based upon the underlying unaudited GAAP equity or audited tax-basis equity of the investee. Beneficial interests in leased or non-leased commercial aircraft are carried at estimated fair value.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

DERIVATIVES
When derivatives meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or amortized cost basis, in a manner consistent with the item hedged. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

PREMIUMS AND RELATED COMMISSIONS
Premiums are recognized as income over the premium paying period of the policies. Annuity considerations are recognized as revenue when received. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the years ended December 31, 2002 and 2001, consideration received on deposit-type funds, which did not contain any life contingencies, was recorded directly to the related liability. For the year ended December 31, 2000, consideration received on deposit-type funds totaling $280,028,488 was recorded as income in the statutory statements of income.

RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") and deposit-type contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined by formula as described in the annual statement instructions.

For years ended December 31, 2002 and 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. For the year ended December 31, 2000, withdrawals of

$389,243,670 to return funds to the contract holder were recorded as a benefit expense in the statutory statements of income. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

ASSET VALUATION RESERVE (AVR) AND INTEREST MAINTENANCE RESERVE (IMR)
The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest changes, are added or charged to the AVR.

The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

PROPERTY
Property is carried at cost less accumulated depreciation. The Company provides for depreciation of property using straight-line and accelerated methods over the estimated useful lives of assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $3,899,648, $4,112,630 and $4,201,351 for the years ended December 31, 2002, 2001 and 2000, respectively.

Maintenance and repairs are charged to expense as incurred.

SEPARATE ACCOUNTS
The assets of the separate accounts shown in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and group annuity contracts. Deposits and premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of income. Mortality, policy administration and surrender charges for all separate accounts are included in income.

FAIR VALUES OF FINANCIAL INSTRUMENTS
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

         Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on NAIC market value.

         Affiliated Common Stock - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

         Preferred Stocks - The fair values for preferred stocks are based on quoted market prices.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

         Funds Left on Deposit - Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit, which do not have fixed maturities, are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of separate account assets are based upon quoted market prices. Separate account liabilities are carried at the fair value of the underlying assets.

         Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Derivatives - The fair value of interest-rate swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the cumulative return of the designated index.

CONCENTRATIONS OF CREDIT RISK
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

VULNERABILITY DUE TO CERTAIN CONCENTRATIONS
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

OTHER THAN TEMPORARY IMPAIRMENTS
The Company recognizes other than temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other than temporary impairment is recognized the bond is written down to fair value at the new cost basis and the amount of the write down is recorded as a realized loss.

For loan-backed securities, other than temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other than temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows and the amount of the write down is recorded as a realized loss.

The Company recognized $79,495,286 and $6,000,000 of other than temporary impairments of bonds during the years ended December 31, 2002 and 2001, respectively.

PENDING ACCOUNTING STANDARDS
In June 2002, the NAIC adopted Statement of Statutory Accounting Principles No. 85, Claim Adjustment Expenses, Amendments to SSAP No. 55, Unpaid Claims, Losses and Loss Adjustment Expenses ("SSAP No. 85). This statement requires that claim adjustment expenses be subdivided into cost containment expenses and other claim adjustment expenses. This statement is effective for years ending on and after December 31, 2003. This statement is not expected to have an impact on the Company's statutory financial statements.

In May 2002, the NAIC adopted Statement of Statutory Accounting Principles No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. This statement is effective January 1, 2003. The Company currently has a small number of interest rate caps that will be affected by this statement. This statement requires that the interest rate caps be carried at market value instead of amortized cost, which will result in unrealized gains or losses affecting surplus. The Company does not expect this statement to have a material impact on its statutory financial statements.

In September 2002, the NAIC adopted Statement of Statutory Accounting Principles No. 87, Capitalization Policy, An Amendment to SSAP Nos. 4, 19, 29, 73, 79 and
82. This statement requires that a written capitalization policy containing predefined thresholds for each asset class be established, and amounts less than the predefined threshold shall be expensed when purchased. The statement is effective January 1, 2004. This statement is not expected to have an impact on the Company's statutory financial statements.

NOTE 2
ACCOUNTING CHANGES

CHANGES IN ACCOUNTING PRINCIPLES AS A RESULT OF THE INITIAL IMPLEMENTATION OF CODIFICATION
Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20.7 million as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5.3 million related to guaranty funds, $8.6 million related to pensions and $11.2 million related to the nonadmission of aircraft with increases to surplus of approximately $25.9 million related to the Interest Maintenance Reserve and $19.9 million related to deferred tax assets.

NOTE 3
INVESTMENTS

DEBT SECURITIES
The statement value, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                                          GROSS           GROSS          ESTIMATED
                                        STATEMENT       UNREALIZED      UNREALIZED         FAIR
                                          VALUE           GAINS           LOSSES           VALUE
AT DECEMBER 31, 2002:
U.S. Government                      $   148,381,196  $   16,482,491  $       76,016  $   164,787,671
Political subdivisions                     2,000,000          55,080               0        2,055,080
Mortgage backed securities               909,580,840      99,521,077         955,798    1,008,146,119
Special revenue                           67,837,377      15,545,055         302,072       83,080,360
Industrial and miscellaneous           5,810,048,892     416,782,056     100,944,645    6,125,886,303
Public utilities                         428,036,436      33,083,635       2,833,923      458,286,148
Collateralized mortgage obligations    1,443,883,522      74,035,387         647,122    1,517,271,787
                                     ---------------  --------------  --------------  ---------------

     Total                           $ 8,809,768,263  $  655,504,781  $  105,759,576  $ 9,359,513,468
                                     ===============  ==============  ==============  ===============

                                                          GROSS           GROSS          ESTIMATED
                                        STATEMENT       UNREALIZED      UNREALIZED         FAIR
                                          VALUE           GAINS           LOSSES           VALUE
AT DECEMBER 31, 2001:
U.S. Government                      $    97,029,128  $    3,578,834  $      933,045  $    99,674,917
Political subdivisions                     4,244,312         156,816               0        4,401,128
Mortgage backed securities               697,973,433      29,443,303       1,641,552      725,775,184
Special revenue                           81,830,007      10,631,194               0       92,461,201
Industrial and miscellaneous           5,648,466,580     178,448,929      71,414,535    5,755,500,974
Public utilities                         484,194,520      17,737,753       5,858,789      496,073,484
Collateralized mortgage obligations    1,147,127,112      39,846,042       3,236,254    1,183,736,900
                                     ---------------  --------------  --------------  ---------------

     Total                           $ 8,160,865,092  $  279,842,871  $   83,084,175  $ 8,357,623,788
                                     ===============  ==============  ==============  ===============

The statement value includes an unrealized loss adjustment of $45,909,240 and $2,440,555 related to bonds that were in or near default as of December 31, 2002 and 2001, respectively.

The statement value and estimated fair value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                              STATEMENT        ESTIMATED
                                                                                VALUE          FAIR VALUE
Due in one year or less                                                    $   396,477,872  $   401,620,063
Due after one year through five years                                        1,629,274,154    1,724,376,893
Due after five years through ten years                                       2,220,593,097    2,385,430,736
Due after ten years                                                          2,209,958,778    2,322,667,870

Collateralized mortgage obligations and mortgage backed
 securities                                                                  2,353,464,362    2,525,417,906
                                                                           --------------   ---------------

                                                                           $ 8,809,768,263  $ 9,359,513,468
                                                                           ===============  ===============

Proceeds from the sale of bonds were $455,819,563, $458,527,968 and $408,658,599 during 2002, 2001 and 2000, respectively. Realized gains from the sales of bonds were $17,056,583, $10,298,051 and $4,830,908 during the years ended December 31,
2002, 2001 and 2000, respectively. Realized losses from the sales of bonds were $2,739,229, $12,917,180 and $17,159,282 during the years ended December 31,
2002, 2001 and 2000, respectively.

MORTGAGE LOANS
The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, the maximum and minimum lending rates for mortgage loans were 8.00% and 3.68%, respectively. During 2002, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0 and $58,745 at December 31, 2002 and 2001, respectively.

The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2002 and 2001 were as follows:

                        2002             2001
California         $  100,168,752   $   96,031,211
Texas                  75,049,806       75,658,569
Michigan               48,526,710       48,695,761
Maryland               43,905,679       43,180,348
Florida                41,760,795       57,852,053
All Other States      515,729,984      514,921,465
                   --------------   --------------
                   $  825,141,726   $  836,339,407
                   ==============   ==============

At December 31, 2002 and 2001, the average balance of impaired mortgage loans was $4,930,554 and $8,730,370, respectively.

The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The recorded balance, excluding accrued interest, of mortgage loans held by the Company with accrued interest more than 180 days past due and the amount of interest past due thereon at December 31, 2002 and 2001, respectively, was as follows:

                                                          2002          2001
Mortgage loans with interest over 180 days past due   $          0   $  3,206,396
Accrued interest more than 180 days past due          $          0   $          0

Interest income on impaired mortgage loans is generally recognized on a cash basis. Interest income recognized during the period in which mortgage loans were impaired totaled $464,717, $319,291 and $0 during 2002, 2001 and 2000, respectively. Related to this balance, interest income recognized on a cash basis during the period the mortgage loans were impaired totaled $464,717, $319,291 and $0 during 2002, 2001 and 2000, respectively.

The impaired mortgage loan balance and related activity in the allowance for credit losses at December 31, 2002 and 2001 was as follows:

                                                                    2002            2001
Impaired mortgage loans with an allowance for credit losses      $          0   $          0
Impaired mortgage loans without an allowance for credit losses   $  3,952,016   $  7,501,767

REAL ESTATE INVESTMENTS
The home office properties are occupied jointly by the Company and certain subsidiaries. In addition, the Company has investments in certain retail and commercial properties.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The statement value and estimated fair value of the Company's investment securities were as follows:

                                                          2002                                  2001
                                              STATEMENT          ESTIMATED          STATEMENT          ESTIMATED
                                                VALUE            FAIR VALUE           VALUE            FAIR VALUE
FINANCIAL ASSETS:
Bonds                                      $  8,809,768,263   $  9,359,513,468   $  8,160,865,092   $  8,357,623,788
Preferred stock                                  54,716,261         54,716,261         54,716,261         54,716,261
Common stocks - unaffiliated                        324,925            324,925         11,508,937         11,508,937
Common stocks - affiliated                       86,863,578         86,863,578         85,016,498         85,016,498
Mortgage loans on real estate                   825,141,726        907,134,106        836,339,407        870,207,171
Cash                                             87,965,000         87,965,000         69,922,572         69,922,572
Short-term investments                                    1                  1        133,985,001        133,985,001
Policy loans                                    150,237,687        150,237,687        148,036,732        148,036,732
Derivatives                                       1,715,103         10,451,260          2,148,557         19,813,322
Other invested assets                           146,038,501        146,038,501        134,681,511        134,681,511
Assets related to separate accounts           1,136,860,859      1,136,860,859      1,378,023,575      1,378,023,575

FINANCIAL LIABILITIES:
Reserves for investment contracts             1,555,041,906      1,520,967,000      1,540,863,000      1,522,581,000
Other deposit-type contracts                    440,322,042        474,846,595        417,796,456        440,805,341
Derivatives                                               0          1,212,236                  0          1,751,333
Liabilities related to separate accounts      1,132,434,644      1,132,464,644      1,372,398,994      1,372,398,994

NOTE 4
JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company recognized $17,284,599 and $9,458,219 of impairment write downs for its investments in twelve and thirteen, respectively, limited liability companies during the years ended December 31, 2002 and 2001. The fair values of the limited liability partnerships were determined by using Partnership Valuation Reports based on underlying audited GAAP financial statements. There was no impact to surplus as this had previously been reflected as unrealized losses. The realized loss is reported in net realized capital losses.

NOTE 5
INVESTMENT INCOME

Due and accrued income is excluded from investment income on mortgage loans and bonds where collection of interest is uncertain and on mortgage loans in process of foreclosure. Rent in arrears is also excluded from investment income if collection was uncertain. Bond income due and accrued of $5,240,449, $0 and $0 was excluded from investment income in 2002, 2001 and 2000, respectively. Interest on mortgage loans in foreclosure of $0, $587,228 and $0 was excluded in 2002, 2001 and 2000, respectively.

NOTE 6
DERIVATIVE FINANCIAL INSTRUMENTS

The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

The following table summarized the contract or notional amount, credit exposure, estimated fair value and statement value of the Company's derivative financial instruments at December 31:

                                                                        2002
                                              CONTRACT/                                         ESTIMATED
                                              NOTIONAL        STATEMENT         CREDIT            FAIR
                                               AMOUNT           VALUE          EXPOSURE           VALUE
INTEREST RATE CONTRACTS
  Interest rate swaps                      $   21,500,000   $            0   $      147,272   $   (1,212,236)
  Interest rate cap and floor agreements      355,000,000        1,715,103                0          580,839
                                           --------------   --------------   --------------   --------------
  Total interest rate contracts            $  376,500,000   $    1,715,103   $      147,272   $     (631,397)
EQUITY CONTRACTS
  Equity-linked notes                          45,000,000                0                0        9,870,421
                                           --------------   --------------   --------------   --------------
  Total equity and commodity contracts     $   45,000,000   $            0   $            0   $    9,870,421

  Total derivative financial instruments   $  421,500,000   $    1,715,103   $      147,272   $    9,239,024
                                           ==============   ==============   ==============   ==============

                                                                        2001
                                              CONTRACT/                                         ESTIMATED
                                              NOTIONAL        STATEMENT         CREDIT            FAIR
                                               AMOUNT           VALUE          EXPOSURE           VALUE
INTEREST RATE CONTRACTS
  Interest rate swaps                      $  221,500,000   $            0   $      701,727   $   (1,751,333)
  Interest rate cap and floor agreements      485,000,000        2,148,657                0        1,924,907
                                           --------------   --------------   --------------   --------------
  Total interest rate contracts            $  706,500,000   $    2,148,657   $      701,727   $      173,574
EQUITY CONTRACTS
  Equity-linked notes
                                               45,000,000                0                0       17,888,415
                                           --------------   --------------   --------------   --------------
  Total equity and commodity contracts     $   45,000,000   $            0   $            0   $   17,888,415

  Total derivative financial instruments   $  751,500,000   $    2,148,657   $      701,727   $   18,061,989
                                           ==============   ==============   ==============   ==============

These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of derivative financial instruments with positive fair values. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

NOTE 7
INCOME TAXES

The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured Settlement Company; Mutual of Omaha Structured Settlement Company of New York, Inc.; Companion Life Insurance Company; and United World Life Insurance Company.

Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2002, the Company had no net operating loss nor capital loss carryovers.

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2002, the Company has accumulated approximately $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The Company's income tax returns have been examined by the Internal Revenue Service through 1997. Management believes the final resolution of all income tax issues for 1997 and prior years will not have a material impact on the Company's statutory financial statements.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                        2002          $  32,916,492
                        2001             33,625,811
                        2000             61,103,160

The components of current income tax expense at December 31 are as follows:

                                            2002              2001              2000
Current year U.S. income tax expense   $   33,352,188    $   38,538,937    $   64,370,480
State and foreign tax                         331,167           841,590           784,363
Tax credits                                  (427,563)         (423,912)         (287,718)
Tax benefit on capital gains                   (8,134)          (31,152)          (31,034)
Prior year tax expense (benefit)               41,938        (2,948,567)      (10,403,809)
                                       --------------    --------------    --------------
Total current income taxes incurred
 (including capital gains (losses))    $   33,289,596    $   35,976,896    $   54,432,282
                                       ==============    ==============    ==============

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31 are as follows:

                                                      2002             2001
Expected federal income tax expense               $   9,260,072    $  29,877,469
Investment income adjustments                        27,600,130        8,228,819
Book reserves in excess of tax reserves               3,517,598        3,639,946
Net deferred acquisition costs                        5,193,613        5,121,167
Nontaxable dividend from affiliate                   (3,255,000)      (9,100,000)
Other                                                (8,964,225)         771,536
                                                  -------------    -------------
Total statutory income taxes                      $  33,352,188    $  38,538,937
                                                  =============    =============

Federal taxes incurred                            $  28,570,167    $  35,174,590
State and foreign tax                                  (331,167)        (841,590)
Tax credits                                             427,563          423,912
Tax benefit (expense) on capital gains (losses)           8,134           31,152
Prior year tax expense (benefit)                        (41,938)       2,948,567
Capital gains tax                                     4,719,429          802,306
                                                  -------------    -------------
Total statutory income taxes                      $  33,352,188    $  38,538,937
                                                  =============    =============

The components of net deferred tax assets and deferred tax liabilities reflected in other assets at December 31, are as follows:

                                                                               2002             2001
Total of all deferred tax assets (admitted and
 nonadmitted)                                                             $  245,671,589   $  183,794,679
Total of all deferred tax liabilities                                         41,268,903       27,359,230
                                                                          --------------   --------------
Net deferred tax assets                                                   $  204,402,686   $  156,435,449
Total deferred tax assets nonadmitted in accordance with SSAP
 No. 10, Income Taxes                                                       (129,335,537)    (131,407,219)
                                                                          --------------   --------------
Net admitted deferred tax assets                                          $   75,067,149   $   25,028,230
                                                                          ==============   ==============
Decrease in deferred tax assets nonadmitted                               $    2,071,682
                                                                          ==============

The components of net deferred tax assets and deferred tax liabilities reflected in other assets at December 31, 2001 and January 1, 2001, are as follows:

                                                                 DECEMBER 31,      JANUARY 1,
                                                                    2001              2001
Total of all deferred tax assets (admitted and
 nonadmitted)                                                   $  183,794,679   $  160,172,385

Total of all deferred tax liabilities                               27,359,230       50,409,638
                                                                --------------   --------------
Net deferred tax assets                                         $  156,435,449   $  109,762,747

Total deferred tax assets nonadmitted in accordance
 with SSAP No. 10, Income Taxes                                    131,407,219       89,856,844
                                                                --------------   --------------
Net admitted deferred tax assets                                $   25,028,230   $   19,905,903
                                                                ==============   ==============
Decrease in deferred tax assets nonadmitted                     $   41,550,375
                                                                ==============

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are as follows:

                                                                          2002             2001           CHANGE
DEFERRED TAX ASSETS
Policy reserves                                                      $  81,656,682    $  77,649,717    $   4,006,965
Proxy DAC                                                               82,935,975       77,659,744        5,276,231
Expense accruals and other prepaid taxable income                        5,107,368        6,516,460       (1,409,092)
Nonadmitted assets                                                      36,688,008       17,450,490       19,237,518
Bonds and other invested assets                                         39,283,556        4,518,268       34,765,288
                                                                     -------------    -------------    -------------
Total deferred tax assets                                              245,671,589      183,794,679       61,876,910
Total nonadmitted deferred tax assets                                 (129,335,537)    (131,407,219)       2,071,682
                                                                     -------------    -------------    -------------
Admitted deferred tax assets                                           116,336,052       52,387,460       63,948,592
                                                                     =============    =============    =============

DEFERRED TAX LIABILITIES
Unrealized (gains) and losses excluding affiliated
 common stock                                                        $  (1,109,639)   $  (9,663,877)   $   8,554,238
Depreciable assets                                                     (19,452,824)     (15,241,091)      (4,211,733)
Other deferred taxable income                                          (20,706,440)      (2,454,262)     (18,252,178)
                                                                     -------------    -------------    -------------
Total deferred tax liabilities                                       $ (41,268,903)   $ (27,359,230)   $ (13,909,673)
                                                                     =============    =============    =============

Net admitted deferred tax assets                                     $  75,067,149    $  25,028,230    $  50,038,919
                                                                     =============    =============    =============

The change in net deferred income taxes is comprised of the following:

                                            2002             2001            CHANGE
Total deferred tax assets               $ 245,671,589   $  183,794,679   $   61,876,910
Total deferred tax liabilities             41,268,903       27,359,230      (13,909,673)
                                        -------------   --------------   --------------
Net deferred tax assets                 $ 204,402,686   $  156,435,449       47,967,237
                                        =============   ==============

Tax effect of unrealized losses                                             (25,465,100)
                                                                         --------------
Change in net deferred income taxes                                      $   22,502,137
                                                                         ==============

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and January 1, 2001 are as follows:

                                                            DECEMBER 31,        JANUARY 1,
                                                               2001               2001               CHANGE
DEFERRED TAX ASSETS
Policy reserves                                           $    77,649,717    $    74,469,351    $     3,180,366
Proxy DAC                                                      77,659,744         72,258,016          5,401,728
Expense accruals and other prepaid taxable income               6,516,460         11,274,567         (4,758,107)
Nonadmitted assets                                             17,450,490                  0         17,450,490
Bonds and other invested assets                                 4,518,268          2,170,451          2,347,817
                                                          ---------------    ---------------    ---------------
Total deferred tax assets                                     183,794,679        160,172,385         23,622,294
Total nonadmitted deferred tax assets                        (131,407,219)       (89,856,844)       (41,550,375)
                                                          ---------------    ---------------    ---------------
Admitted deferred tax assets                                   52,387,460         70,315,541        (17,928,081)
                                                          ===============    ===============    ===============

DEFERRED TAX LIABILITIES
Unrealized (gains) and losses excluding affiliated
 stock                                                    $    (9,663,877)   $   (27,026,618)   $    17,362,741
Depreciable assets                                            (15,241,091)       (14,041,830)        (1,199,261)
Other deferred taxable income                                  (2,454,262)        (9,341,190)         6,886,928
                                                          ---------------    ---------------    ---------------
Total deferred tax liabilities                            $   (27,359,230)   $   (50,409,638)   $    23,050,408
                                                          ===============    ===============    ===============

Net admitted deferred tax assets                          $    25,028,230    $    19,905,903    $     5,122,327
                                                          ===============    ===============    ===============

The change in net deferred income taxes is comprised of the following:

                                                           DECEMBER 31,      JANUARY 1,
                                                               2001             2001            CHANGE
Total deferred tax assets                                 $  183,794,679   $  160,172,385   $   23,622,294
Total deferred tax liabilities                                27,359,230       50,409,638      (23,050,408)
                                                          --------------   --------------   --------------
Net deferred tax assets                                   $  156,435,449   $  109,762,747       46,672,702
                                                          ==============   ==============
Tax effect of unrealized gains (losses)                                                        (12,979,536)
                                                                                            --------------
Change in net deferred income taxes                                                         $   33,693,166
                                                                                            ==============

NOTE 8
INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

RELATED PARTY TRANSACTIONS
The Company received a capital contribution from Mutual of Omaha on August 28, 2002, totaling $100,000,000.

The Company received common stock dividends from Companion on March 12, 2002 and March 29, 2001 totaling $6,300,000 and $6,000,000, respectively. The Company also received common stock dividends from United World on August 29, 2002 and June 28, 2001 totaling $3,000,000 and $20,000,000, respectively.

At December 31, 2002, the Company reported a net $3,838,693 as amounts payable to subsidiaries. Outstanding items are generally settled within 30 days.

Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

AT DECEMBER 31,                                              2002                  2001
Aggregate reserve for policies and contracts           $   112,062,417       $   100,570,044
                                                       ===============       ===============

Policy and contract claims                             $    87,455,693      $     98,732,232
                                                       ===============       ===============

YEAR ENDED DECEMBER 31,                                      2002                  2001                 2000
Premium considerations                                 $   390,746,568       $   459,407,678       $  437,949,167
                                                       ===============       ===============       ==============

Policyholder and beneficiary benefits                  $   314,033,577       $   372,549,099       $  355,544,047
                                                       ===============       ===============       ==============

Group reinsurance settlement expense
 (included in operating expenses)                      $    14,512,872       $    10,264,217       $   16,852,083
                                                       ===============       ===============       ==============

The Company also assumes group and individual life insurance from Companion. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

AT DECEMBER 31,                                              2002                  2001
Aggregate reserve for policies and contracts           $   107,440,272       $   103,980,018
                                                       ===============       ===============

Policy and contract claims                             $     2,442,070       $       875,326
                                                       ===============       ===============

Other amounts receivable under reinsurance contracts   $   110,531,483       $   105,538,273
                                                       ===============       ===============

The amounts assumed by the Company from Companion and included in statutory statements of income were as follows:

YEAR ENDED DECEMBER 31,                                      2002                  2001                  2000
Premium considerations                                 $     6,584,061       $    15,087,591       $   29,586,170
                                                       ===============       ===============       ==============

Policyholder and beneficiary benefits                  $     8,638,710       $     5,560,531       $    8,718,336
                                                       ===============       ===============       ==============

ALLOCATED EXPENSES
The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

NOTE 9
DEBT

The Company and Mutual of Omaha have short-term lines of credit with a number of banks on a joint basis for a total borrowing capacity of $275,000,000. As of December 31, 2002, the Company did not have any outstanding borrowings under the lines of credit.

Further, the Company and Mutual of Omaha have a bilateral internal borrowing agreement with a total borrowing capacity of $100,000,000. As of December 31, 2002 and 2001, Mutual of Omaha did not have any outstanding borrowings under the bilateral internal borrowing agreement. As of December 31, 2002 and 2001, the Company had outstanding borrowings under the bilateral internal borrowing agreement of $11,000,000 and $10,000,000.

The lines of credit are primarily used to facilitate the purchase of long-term investments.

Companion has a $25,000,000 revolving credit agreement with the Company, which is primarily intended to facilitate the purchase of long-term investments. As of December 31, 2002 and 2001, there were no amounts outstanding under this revolving credit agreement.

NOTE 10
RETIREMENT PLANS, DEFERRED COMPENSATION AND OTHER POSTRETIREMENT BENEFIT PLANS

DEFINED BENEFIT PLAN

The Company participates in three plans sponsored by its parent Mutual of Omaha. These plans are a qualified, noncontributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans was as follows:

                                                           2002           2001           2000
Defined benefit pension plan                           $  2,351,154   $  2,133,643   $  3,306,179
401(k) profit sharing defined contribution plan           2,118,099      1,599,849      2,190,118
Post-retirement benefit plan                              2,912,782      2,797,229      2,786,820

Substantially all employees are eligible for the defined benefit pension plan and the 401 (k) plan, while employees hired before 1995 may become eligible for the post-retirement benefit plan.

NOTE 11
CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

DIVIDEND RESTRICTIONS
Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

UNASSIGNED SURPLUS
The portion of unassigned surplus represented or (reduced) by each item below as of December 31, 2002, 2001 and 2000 is as follows:

                                                   2002               2001               2000
Unrealized gains and (losses)                $     8,754,374    $    43,638,020    $    83,082,201
Nonadmitted assets                              (183,881,180)      (182,405,845)      (113,704,547)
Reinsurance in unauthorized companies                      0                  0           (103,752)
Asset valuation reserve                          (36,089,068)       (94,833,161)      (138,378,220)
Separate account business                          4,396,215          5,624,581         19,626,778
Deferred tax assets                              204,402,686        156,435,449                  0

NOTE 12
COMMITMENTS AND CONTINGENCIES

CONTINGENT COMMITMENTS
Commitments to invest generally represent commitments to acquire financial interest or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the investment in the limited partnerships is not actively traded, it is not practicable to estimate the fair value of these commitments. The amount of such commitments to invest was $118,934,262 and $73,435,181 as of December 31, 2002 and 2001, respectively.

The Company had commitments to fund bond investments of $35,635,794 and $25,000,000 as of December 31, 2002 and 2001, respectively.

Commitments to extend mortgage loans are agreements to lend a borrower, provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Since these commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements. Commitments to extend mortgage loans, which are secured by underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. The Company had commitments to fund mortgage loans of $24,291,321 and $136,312,477 as of December 31, 2002 and 2001, respectively.

The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $152,625,000 and $150,395,000 as of December 31, 2002 and 2001, respectively.

GUARANTY FUND ASSESSMENTS
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability of $17,868,039 and $19,434,081 for the years ended December 31, 2002 and 2001, respectively.

ALL OTHER CONTINGENCIES
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization that advocates ethical market conduct.

NOTE 13
LEASES

The Company leases certain property to house home office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

Further, the Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2002 were:

                2003       $    12,999,831
                2004             8,937,070
                2005             5,785,183
                2006             4,315,616
                2007             2,248,069
             Thereafter            957,092
                           ---------------
                 Total     $    35,242,861
                           ===============

NOTE 14
GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS AND UNINSURED PORTION OF PARTIALLY INSURED PLANS

The Company cedes 100% of its group accident and health plans to Mutual of Omaha.

NOTE 15
DIRECT PREMIUMS WRITTEN

The Company's direct accident and health premium of $20,173,589, $26,875,110 and $35,683,162 was written by third party administrators (TPAs) during the years ended December 31, 2002, 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during either period.

NOTE 16
OTHER ITEMS

During 2001, the Company incurred $1,055,000 in direct claims and $441,000 in reinsurance assumed from its affiliate, Companion, as a direct result of the September 11, 2001 events. Direct claims of $250,000 were reinsured with a non-affiliated company.

Securities with an amortized cost of $5,219,366 and $5,312,898 at December 31, 2002 and 2001, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

NOTE 17
REINSURANCE

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

During the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

NOTE 18
RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premium earned by the Company that was subject to retrospective rating features was approximately $73,600,000, $85,000,000 and $73,000,000 in 2002, 2001 and 2000, respectively. These net premiums represent 38.7%, 44.3% and 42.3% of the total net premium for group business for 2002, 2001 and 2000. No other net premiums written by the Company are subject to retrospective rating features.

NOTE 19
CHANGES IN INCURRED CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The Company cedes 100% of its retained accident and health insurance to its parent, Mutual of Omaha. Therefore, the incurred losses and loss adjustment expenses attributable to the Company's accident and health business are calculated and reported by Mutual of Omaha.

NOTE 20
RESERVES FOR LIFE CONTINGENT PRODUCTS AND DEPOSIT-TYPE FUNDS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

At December 31, 2002, the Company had policies with a face amount of $127,748,929 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover the above insurance totaled $1,288,371 at December 31, 2002.

NOTE 21
ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
CHARACTERISTICS

AT DECEMBER 31, 2002
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                          AMOUNT          % OF TOTAL
                                                     ---------------   ---------------
Subject to discretionary withdrawal:
  (1) With market value adjustment                   $   824,072,203              10.2%
  (2) At book value less current surrender
       charge of 5% or more                              939,381,484              11.6%
  (3) At fair value                                    1,037,999,741              12.8%
                                                     ---------------   ---------------
  (4) Total with adjustment or at market value         2,801,453,428              34.6%
  (5) At book value without adjustment
       (minimal or no charge)                          3,014,327,363              37.3%

Not subject to discretionary withdrawal                2,272,304,108              28.1%
                                                     ---------------   ---------------

Total (gross)                                          8,088,084,899             100.0%

Reinsurance ceded                                         19,936,279
                                                     ---------------
Total (net)                                          $ 8,068,148,620
                                                     ===============

AT DECEMBER 31, 2001
ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES:

                                                     AMOUNT           % OF TOTAL
                                                 ---------------   ---------------
Subject to discretionary withdrawal:
  (1) With market value adjustment               $   762,740,390               9.5%
  (2) At book value less current surrender
       charge of 5% or more                          550,171,032               6.9%
  (3) At fair value                                1,317,980,657              16.5%
                                                 ---------------   ---------------
  (4) Total with adjustment or at market value     2,630,892,079              32.9%
  (5) At book value without adjustment
       (minimal or no charge)                      3,164,158,578              39.4%

Not subject to discretionary withdrawal            2,214,940,122              27.7%
                                                 ---------------   ---------------
Total (gross)                                      8,009,990,779             100.0%

Reinsurance ceded                                     20,001,724
                                                 ---------------
Total (net)                                      $ 7,989,989,055
                                                 ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

DECEMBER 31, 2002
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:
                                                           AMOUNT
                                                     ------------------
Exhibit 5, Annuities Section, Total (net)            $    5,017,356,336
Exhibit 5, Supplementary Contracts with Life
 Contingencies Section, Total (net)                          17,428,595
Exhibit of Deposit-Type Contracts, Line 14,
Column 1                                                  1,995,363,948
                                                     ------------------
                                                          7,030,148,879

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 3, Line 0299999, Column 2                           563,112,735
Exhibit 3, Line 0399999, Column 2                                     0
Page 3, Line 2, Column 3                                    474,887,006
Page 3, Line 3.1, Column 3                                            0
Page 3, Line 3.2, Column 3                                            0
Page 3, Line 3.3, Column 3                                            0
                                                     ------------------
                                                          1,037,999,741
                                                     ------------------
Total                                                $    8,068,148,620
                                                     ==================

DECEMBER 31, 2001

LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:
                                                           AMOUNT
                                                     ------------------
Exhibit 8, Annuities Section, Total (net)            $    4,697,238,099
Exhibit 8, Supplementary Contracts with Life
 Contingencies Section, Total (net)                          16,110,843
Exhibit of Deposit-Type Contracts, Line 14,
 Column 1                                                 1,958,659,456
                                                     ------------------
                                                          6,672,008,398

SEPARATE ACCOUNTS ANNUAL STATEMENT:
Exhibit 6, Line 0299999, Column 2                           772,375,349
Exhibit 6, Line 0399999, Column 2                                     0
Page 3, Line 2, Column 3                                    545,605,308
Page 3, Line 3.1, Column 3                                            0
Page 3, Line 3.2, Column 3                                            0
Page 3, Line 3.3, Column 3                                            0
                                                     ------------------
                                                          1,317,980,657
                                                     ------------------
Total                                                $    7,989,989,055
                                                     ==================

NOTE 22
PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                               2002                                2001
                                 ---------------------------------   ---------------------------------
                                                        NET OF                               NET OF
            TYPE                      GROSS            LOADING            GROSS             LOADING
------------------------------   ---------------   ---------------   ---------------   ---------------
(1) Industrial                   $             0   $             0   $             0   $             0
(2) Ordinary New Business             25,303,273         7,429,146        20,529,497         4,963,162
(3) Ordinary Renewal                 138,154,542       143,974,184       126,467,298       127,235,283
(4) Credit Life                                0                 0                 0                 0
(5) Group Life                        14,301,185        13,369,865        17,912,236        17,122,715
(6) Group Annuity                              0                 0                 0                 0
                                 ---------------   ---------------   ---------------   ---------------
(7) Total                        $   177,759,000   $   164,773,195   $   164,909,031   $   149,321,160
                                 ===============   ===============   ===============   ===============

NOTE 23
SEPARATE ACCOUNTS

Information regarding the separate accounts of the Company is as follows:

                                                                  NONINDEXED    NONINDEXED    NONGUARANTEED
                                                                   GUARANTEE    GUARANTEE       SEPARATE
                                                      INDEXED       *** 4%        **4%           ACCOUNTS              TOTAL
                                                     ----------   ----------   ----------   ------------------   ------------------
FOR THE YEAR ENDED DECEMBER 31, 2002:
Premiums, considerations or deposits                 $        0   $        0   $        0   $       46,078,319   $       46,078,319
                                                     ==========   ==========   ==========   ==================   ==================

  AT DECEMBER 31, 2002
  RESERVES BY VALUATION BASIS:
         Market value                                $        0   $        0   $        0   $    1,078,606,372   $    1,078,606,372
         Amortized cost                                       0            0            0                    0                    0
                                                     ----------   ----------   ----------   ------------------   ------------------
         Total reserves                              $        0   $        0   $        0   $    1,078,606,372   $    1,078,606,372
                                                     ==========   ==========   ==========   ==================   ==================

  RESERVES BY WITHDRAWAL CHARACTERISTIC:
   Subject to discretionary withdrawal:            $          0   $        0   $        0   $                0   $                0
   With market value adjustment                               0            0            0                    0                    0

   At book value without market value
   Adjustment and  with current
    surrender charge ****=5%                                  0            0            0                    0                    0
   At market value                                            0            0            0        1,078,606,372        1,078,606,372
   At book value without market value
   Adjustment and with current surrender
   charge *5%                                                 0            0            0                    0                    0

Not subject to discretionary withdrawal                       0            0            0                    0                    0
                                                     ----------   ----------   ----------   ------------------   ------------------
      Total                                          $        0   $        0   $        0   $    1,078,606,372   $    1,078,606,372
                                                     ==========   ==========   ==========   ==================   ==================

RESERVES WITH ASSET DEFAULT RISK IN LIEU OF AVR

TRANSFERS AS REPORTED IN THE SUMMARY OF
 OPERATIONS OF THE SEPARATE ACCOUNTS STATEMENT:
    Transfers to Separate Accounts                   $        0   $        0   $        0   $       46,078,319   $       46,078,319
    Transfers from Separate Accounts                          0            0            0          109,364,464          109,364,464
                                                     ----------   ----------   ----------   ------------------   ------------------
    Net Transfers                                             0            0            0          (63,286,145)         (63,286,145)

    Reconciling Adjustments                                   0            0            0                    0                    0
                                                     ----------   ----------   ----------   ------------------   ------------------
Transfers as Reported in the Statutory
Statement of Income of the Company                   $        0   $        0   $        0   $      (63,286,145)  $      (63,286,145)
                                                     ==========   ==========   ==========   ==================   ==================

----------
*    Less than
**   Greater than
***  Less than or equal to
**** Greater than or equal to
                                     F - 30

NOTE 24
EDP EQUIPMENT AND SOFTWARE

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                                 2002               2001
                                           ---------------    ---------------
Electronic data processing equipment       $    71,692,890    $    79,240,308
Operating system software                        5,002,913          5,002,913
Nonoperating system software                    11,222,354         11,222,354

Accumulated depreciation                       (86,520,881)       (89,070,275)
Assets non-admitted                               (363,047)        (1,510,580)
                                           ---------------    ---------------
Balance, net                               $     1,034,229    $     4,884,720
                                           ===============    ===============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled $16,470,388, $13,126,354 and $10,078,184 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE 25
RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                      2002               2001               2000
                                                ---------------    ---------------    ---------------
Statutory net income (loss) as reported         $   (15,705,574)   $    49,387,302    $   125,918,135
Future policy benefits and policyholder
 Account balances                                     5,012,144          6,883,740         13,365,794
Deferred policy acquisition costs                    32,081,647         36,986,550         26,035,669
Deferred income taxes and other tax
 Reclassifications                                   11,862,288         (3,455,702)        (6,266,928)
Valuation of investments                             (2,157,327)       (12,891,889)        (8,412,397)
Earnings of subsidiaries                              2,598,297        (15,442,085)         6,481,904
Cumulative effect of adopting SFAS No
 133, net of tax                                              0                  0          8,893,990
Other                                                11,043,503          5,423,480         (7,686,160)
                                                ---------------    ---------------    ---------------
Net income in conformity with accounting
 principles generally accepted in
 the United States of America                   $    44,734,978    $    66,891,396    $   158,330,007
                                                ===============    ===============    ===============

                                                                  2002                 2001
                                                           ------------------    ------------------
Statutory surplus as reported                              $    1,000,058,160    $      871,232,931
Future policy benefits and policyholder account                  (285,160,353)         (291,149,480)
 balances
Deferred policy acquisition costs                                 885,348,668           867,634,889
Deferred income taxes                                            (426,765,636)         (282,560,450)
Valuation of investments                                          572,427,917           193,440,724
Statutory asset valuation reserve                                  36,089,068            94,833,161
Non-admitted assets                                               188,249,176           181,265,763
Subsidiary equity                                                  61,585,917            43,236,639
Statutory interest maintenance reserve                              4,193,572                     0
Other                                                              (7,832,689)          (11,027,881)
                                                           ------------------    ------------------
Equity in conformity with accounting
 principles generally accepted in the United               $    2,028,193,800    $    1,666,906,296
 States of America                                         ==================    ==================

UNITED OF OMAHA
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 2002 AND FOR THE PERIODS
ENDED DECEMBER 31, 2002 AND 2001

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statement of net assets of each of the United of Omaha Separate Account C (the "Separate Account") sub-accounts disclosed in
Note 2 which comprise the Separate Account as of December 31, 2002, and the related statements of operations and changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2002, and the results of their operations and changes in their net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 1, 2003

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002

                                                                              Market (Carrying) Value
                                                                   --------------------------------------------------
                                                                                        Contracts in
                                                                     Contracts in        Payout
                                                                     Accumulation     (Annuitization)                     Units
                                                        Cost       (Deferred Period)       Period        Net Assets    Outstanding
                                                    -------------  -----------------  ---------------   -------------  -----------
ASSETS
INVESTMENTS:

    ALGER:
         American Growth                            $  60,783,904    $  30,903,943     $        2,161   $  30,906,104    2,193,209
         American Small Capitalization                 27,541,697       12,379,326              1,192      12,380,518    1,563,073

    DEUTSCHE:
         EAFE(R) Equity Index                           2,228,234        1,777,463                  -       1,777,463      348,775
         Small Cap Index                                3,005,948        2,417,630                  -       2,417,630      328,468

    FEDERATED:
         Prime Money Fund II                           37,485,795       37,485,795                  -      37,485,795   30,525,370
         U. S. Government Securities II                26,956,219       29,347,252                  -      29,347,252    1,950,439

    FIDELITY:
         VIP II Asset Manager                             181,988          148,746                  -         148,746        9,881
         VIP II Asset Manager: Growth                  33,090,072       22,244,232              6,062      22,250,294    1,566,693
         VIP II Asset Manager: Growth SVC CL 2             17,227           15,090                  -          15,090        1,863
         VIP II Contrafund                             49,352,490       38,449,029              2,741      38,451,770    2,042,813
         VIP II Contrafund SVC CL 2                        73,398           69,139                  -          69,139        8,196
         VIP Equity Income                             49,059,316       37,378,383              1,650      37,380,033    2,427,701
         VIP Equity Income SVC CL 2                       166,254          147,743                  -         147,743      19,421
         VIP Growth                                       491,885          240,549                  -         240,549       13,723
         VIP II Index 500                              57,327,885       40,273,178                  -      40,273,178    3,828,823
         VIP II Index 500 SVC CL 2                      1,071,139          975,312                  -         975,312      139,316

    MFS:
         Capital Opportunities IC                      27,094,242       13,980,216                  -      13,980,216    1,278,044
         Capital Opportunities SC                         135,951          119,816                  -         119,816       20,775
         Emerging Growth IC                            43,205,443       20,910,143              1,923      20,912,066    1,665,671
         Emerging Growth SC                                79,144           61,156                  -          61,156       11,162
         High Income IC                                11,866,547       11,835,774                  -      11,835,774      946,595
         High Income SC                                   114,349          114,381                  -         114,381       11,698
         Research IC                                   29,160,023       17,035,282              1,863      17,037,145    1,347,939
         Research SC                                       19,380           17,000                  -          17,000        2,599
         Strategic Income IC                            8,432,875        8,846,493                  -       8,846,493      730,253
         Strategic Income SC                               83,036           87,080                  -          87,080        7,893

    PIONEER:
         Equity-Income                                  4,308,021        3,468,031                  -       3,468,031      397,814
         Fund                                           3,651,900        2,747,464                  -       2,747,464      401,690
         Growth Shares                                    270,324          208,728                  -         208,728       43,450
         Mid-Cap Value I                               19,498,766       17,600,174                  -      17,600,174    1,338,967
         Mid-Cap Value II                                 842,605          795,365                  -         795,365       93,109
         Real Estate Growth I                           7,582,612        7,628,527                  -       7,628,527      602,621
         Real Estate Growth II                            235,716          226,922                  -         226,922       21,605

    SCUDDER:
         Bond                                              35,166           37,860                  -          37,860        2,411
         Global Discovery                               6,600,811        3,849,033                  -       3,849,033      333,033
         Growth and Income                              8,968,152        5,721,172                  -       5,721,172      676,632
         International A                               26,142,459       13,897,925              1,793      13,899,718    1,423,083
         International B                                   31,476           28,805                  -          28,805        4,329
         Money Market                                      14,028           14,028                  -          14,028       10,681

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2002

                                                                              Market (Carrying) Value
                                                                   --------------------------------------------------
                                                                                        Contracts in
                                                                     Contracts in        Payout
                                                                     Accumulation     (Annuitization)                     Units
                                                        Cost       (Deferred Period)       Period        Net Assets    Outstanding
                                                    -------------  -----------------  ---------------   -------------  -----------
ASSETS
Investments:

    T. ROWE PRICE
         Equity Income                              $  58,251,526       50,758,853              1,932   $  50,760,785    2,898,486
         International Stock                           39,629,924       25,566,545              1,692      25,568,237    2,842,603
         Limited-Term Bond                             38,188,529       39,317,424                  -      39,317,424    2,826,666
         New America Growth                            23,831,933       14,072,167              1,609      14,073,776    1,097,250
         Personal Strategy Balanced                    34,950,807       29,825,727              3,632      29,829,359    1,837,165

    VAN KAMPEN
         Emerging Markets Equity                        2,923,445        2,626,878                  -       2,626,878      384,272
         Fixed Income                                  28,008,802       27,780,361                  -      27,780,361    2,202,974
         Technology                                        22,834           16,873                  -          16,873        4,198
                                                    -------------  -----------------  ---------------   -------------  -----------

                   Total invested assets            $ 773,014,277  $   573,449,013    $        28,250   $ 573,477,263
                                                    =============  ===============    ===============   =============

LIABILITIES                                         $           -  $             -    $             -   $           -
                                                    =============  ===============    ===============   =============

                   Net assets                       $ 773,014,277  $   573,449,013    $        28,250   $ 573,477,263
                                                    =============  ===============    ===============   =============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OEPRATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                Alger
                                                -------------------------------------------------------------
                                                                                        American
                                                        American Growth            Small Capitalization
                                                ------------------------------  -----------------------------
                                                    2002            2001            2002             2001
                                                ------------   -------------    ------------     ------------
Income:
    Dividends                                   $     14,852    $    134,447    $          -    $     13,121

Expenses:
    Mortality and expense risk                      (384,190)       (575,922)       (170,087)       (262,793)
    Administrative charges                           (74,556)       (112,835)        (33,207)        (51,644)
                                                ------------   -------------    ------------    ------------
Net Investment Income (Expense)                     (443,894)       (554,310)       (203,294)       (301,316)
                                                ------------   -------------    ------------    ------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of
     fund shares                                  (3,808,552)       (830,472)    (10,230,669)     (7,205,890)
    Realized gain distributions                            -       7,290,449               -               -
                                                ------------   -------------    ------------    ------------
       Realized gain (losses)                     (3,808,552)      6,459,977     (10,230,669)     (7,205,890)
                                                ------------   -------------    ------------    ------------
Change in unrealized
 appreciation during the year                    (11,448,002)    (14,456,068)      4,890,566      (3,178,168)
                                                ------------   -------------    ------------    ------------
Increase (decrease) in net assets from
 operations                                      (15,700,448)     (8,550,401)     (5,543,397)    (10,685,374)
                                                ------------   -------------    ------------    ------------

Contract Transactions:
    Payments received from contract owners           828,450         648,337         221,806         362,298
    Transfers between subaccounts
     (including fixed accounts), net               4,009,558      (2,494,902)     (2,075,031)      1,175,016
    Transfers for contract benefits and
     terminations                                 (6,135,906)     (7,754,499)     (2,337,088)     (3,661,512)
    Contract maintenance charges                    (153,346)       (199,967)        (56,597)        (91,083)
Adjustments to net assets allocated
  to contracts in payout period                            -               -               -               -
                                                ------------   -------------    ------------    ------------
Net increase (decrease) in net assets
 from contract transactions                       (1,451,244)     (9,801,031)     (4,246,910)     (2,215,281)
                                                ------------   -------------    ------------    ------------
Total increase (decrease) in net assets          (17,151,692)    (18,351,432)     (9,790,307)    (12,900,655)
Net assets at beginning of period                 48,057,796      66,409,228      22,170,825      35,071,480
                                                ------------   -------------    ------------    ------------
Net assets at end of period                     $ 30,906,104   $  48,057,796    $ 12,380,518    $ 22,170,825
                                                ============   =============    ============    ============

ACCUMULATION UNITS:
    Purchases                                        422,633         134,685          89,642         231,790
    Withdrawals                                     (410,167)       (582,779)       (564,587)       (437,781)
                                                ------------   -------------    ------------    ------------
Net increase (decrease) in units outstanding          12,466        (448,094)       (474,945)       (205,991)
Units outstanding at beginning of year             2,180,743       2,628,837       2,038,018       2,244,009
                                                ------------   -------------    ------------    ------------
Units outstanding at end of year                   2,193,209       2,180,743       1,563,073       2,038,018
                                                ============   =============    ============    ============

                                                Deutsche
                                                ----------------------------
                                                    EAFE(R)Equity Index
                                                ----------------------------
                                                    2002           2001
                                                ------------   -------------
Income:
    Dividends                                   $     29,765   $           -

Expenses:
    Mortality and expense risk                      (58,576)         (73,942)
    Administrative charges                          (10,834)         (14,200)
                                                ------------   -------------
Net Investment Income (Expense)                      (39,645)        (88,142)
                                                ------------   -------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of
      fund shares                                 (3,168,243)       (117,941)
    Realized gain distributions                            -               -
                                                ------------   -------------
       Realized gain (losses)                     (3,168,243)       (117,941)
                                                ------------   -------------
Change in unrealized
  appreciation during the year                     1,885,905      (1,826,271)
                                                ------------   -------------
Increase (decrease) in net assets from
  operations                                      (1,321,983)     (2,032,354)
                                                ------------   -------------

Contract Transactions:
    Payments received from contract owners           177,050         672,938
    Transfers between subaccounts
      (including fixed accounts), net             (4,287,046)      3,861,150
    Transfers for contract benefits and
      terminations                                  (583,214)       (646,735)
    Contract maintenance charges                     (16,755)        (19,623)
Adjustments to net assets allocated
  to contracts in payout period                            -               -
                                                ------------   -------------
Net increase (decrease)in net assets
  from contract transactions                      (4,709,965)      3,867,730
                                                ------------   -------------
Total increase (decrease) in net assets           (6,031,948)      1,835,376
Net assets at beginning of period                  7,809,411       5,974,035
                                                ------------   -------------
Net assets at end of period                     $  1,777,463   $   7,809,411
                                                ============   =============

ACCUMULATION UNITS:
    Purchases                                        260,536         558,658
    Withdrawals                                   (1,109,171)        (43,074)
                                                ------------    ------------
Net increase (decrease) in units outstanding        (848,635)        515,584
Units outstanding at beginning of year             1,197,410         681,826
                                                ------------    ------------
Units outstanding at end of year                     348,775       1,197,410
                                                ============    ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Deutsche (continued)              Federated
                                                  --------------------------------  --------------------------------

                                                           Small Cap Index                 Prime Money Fund II
                                                  --------------------------------  --------------------------------
                                                       2002             2001             2002              2001
                                                  ---------------  ---------------  ---------------   --------------

Income:                                           $        19,200  $        32,336  $       503,448   $    1,406,835
    Dividends

Expenses:
    Mortality and expense risk                            (48,852)         (47,450)        (379,690)        (411,490)
    Administrative charges                                 (9,114)          (9,129)         (72,024)         (79,721)
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                           (38,766)         (24,243)          51,734          915,624
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares          (795,251)         (36,992)               -                -
    Realized gain distributions                             1,441          260,316                -                -
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                            (793,810)         223,324                -                -
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
  appreciation during the year                           (385,272)         (71,643)               -                -
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
  operations                                           (1,217,848)         127,438           51,734          915,624
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                239,041          421,385       13,934,446       13,641,205
    Transfers between subaccounts
      (including fixed accounts), net                  (1,339,835)       2,114,954       (3,777,926)       6,131,947
    Transfers for contract benefits and
      terminations                                       (827,259)        (437,524)     (16,420,246)     (13,592,266)
    Contract maintenance charges                          (18,210)         (13,543)        (284,879)        (238,999)
Adjustments to net assets allocated
  to contracts in payout period                                 -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
  from contract transactions                           (1,946,263)       2,085,272       (6,548,605)       5,941,887
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets                (3,164,111)       2,212,710       (6,496,871)       6,857,511
Net assets at beginning of period                       5,581,741        3,369,031       43,982,666       37,125,155
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $     2,417,630  $     5,581,741  $    37,485,795   $   43,982,666
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                             161,360          304,142       44,409,292       40,065,707
    Withdrawals                                          (429,115)         (70,729)     (49,100,009)     (35,261,962)
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding             (267,755)         233,413       (4,690,717)       4,803,745
Units outstanding at beginning of year                    596,223          362,810       35,216,087       30,412,342
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                          328,468          596,223       30,525,370       35,216,087
                                                  ===============  ===============  ===============   ==============

                                                  Federated
                                                  --------------------------------
                                                           U.S. Government
                                                            Securities II
                                                  --------------------------------
                                                        2002            2001
                                                  ---------------  ---------------
Income:
    Dividends                                     $     1,025,474  $     1,122,189

Expenses:
    Mortality and expense risk                           (289,359)        (295,356)
    Administrative charges                                (56,440)         (58,117)
                                                  ---------------  ---------------
Net Investment Income (Expense)                           679,675          768,716
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares           518,686          652,979
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                             518,686          652,979
                                                  ---------------  ---------------
Change in unrealized
  appreciation during the year                            870,184          180,778
                                                  ---------------  ---------------
Increase (decrease) in net assets from
  operations                                            2,068,545        1,602,473
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                474,167          333,938
    Transfers between subaccounts
      (including fixed accounts), net                   5,214,095        1,354,560
    Transfers for contract benefits and
      terminations                                     (5,510,343)      (4,816,670)
    Contract maintenance charges                         (103,546)         (93,750)
Adjustments to net assets allocated
  to contracts in payout period                                 -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
  from contract transactions                              74,373       (3,221,922)
                                                  ---------------  ---------------
Total increase (decrease) in net assets                2,142,918       (1,619,449)
Net assets at beginning of period                      27,204,334       28,823,783
                                                  ---------------  ---------------
Net assets at end of period                       $    29,347,252  $    27,204,334
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                             611,508          552,092
    Withdrawals                                          (600,756)        (779,173)
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding               10,752         (227,081)
Units outstanding at beginning of year                  1,939,687        2,166,768
                                                  ---------------  ---------------
Units outstanding at end of year                        1,950,439        1,939,687
                                                  ===============  ===============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Fidelity
                                                  ------------------------------------------------------------------
                                                                                                VIP II
                                                        VIP II Asset Manager              Asset Manager: Growth
                                                  --------------------------------  --------------------------------
                                                       2002             2001              2002             2001
                                                  ---------------  ---------------  ---------------   --------------
Income:
    Dividends                                     $        13,913  $        22,366  $       899,847   $    1,278,639

Expenses:
    Mortality and expense risk                             (3,535)          (5,755)        (285,619)        (409,101)
    Administrative charges                                   (422)            (687)         (56,480)         (80,946)
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                             9,956           15,924          557,748          788,592
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares           (58,703)          (7,841)      (2,875,010)        (651,957)
    Realized gain distributions                                 -            8,387                -        1,540,924
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                             (58,703)             546       (2,875,010)         888,967
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                              14,203          (44,667)      (3,343,155)      (5,737,161)
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                               (34,544)         (28,197)      (5,660,417)      (4,059,602)
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                      -               -           121,653          284,792
    Transfers between subaccounts
     (including fixed accounts), net                       17,251            1,900       (3,024,210)      (2,208,885)
    Transfers for contract benefits and
     terminations                                        (220,519)        (145,888)      (4,928,609)      (5,993,102)
    Contract maintenance charges                             (643)          (1,905)         (98,963)        (130,448)
Adjustments to net assets allocated
 to contracts in payout period                                  -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
 from contract transactions                              (203,911)        (145,893)      (7,930,129)      (8,047,643)
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets                  (238,455)        (174,090)     (13,590,546)     (12,107,245)
Net assets at beginning of period                         387,201          561,291       35,840,840       47,948,085
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $       148,746  $       387,201  $    22,250,294   $   35,840,840
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                               1,818              110           15,876           52,727
    Withdrawals                                           (15,085)          (8,693)        (555,742)        (521,815)
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding              (13,267)          (8,583)        (539,866)        (469,088)
Units outstanding at beginning of year                     23,148           31,731        2,106,559        2,575,647
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                            9,881           23,148        1,566,693        2,106,559
                                                  ===============  ===============  ===============   ==============

                                                  Fidelity
                                                  --------------------------------
                                                    VIP II Asset Manager: Growth
                                                            SVC CL 2
                                                  ---------------  ---------------
                                                       2002            2001(A)
                                                  ---------------  ---------------
Income:
    Dividends                                     $           351  $             -

Expenses:
    Mortality and expense risk                               (249)             (34)
    Administrative charges                                     (5)               -
                                                  ---------------  ---------------
Net Investment Income (Expense)                                97              (34)
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares               (55)              (3)
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                                 (55)              (3)
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                              (2,975)             838
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                                (2,933)             801
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                  2,937           14,255
    Transfers between subaccounts
     (including fixed accounts), net                            -               30
    Transfers for contract benefits and
     terminations                                               -                -
    Contract maintenance charges                                -                -
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                                 2,937           14,285
                                                  ---------------  ---------------
Total increase (decrease) in net assets                         4           15,086
Net assets at beginning of period                          15,086                -
                                                  ---------------  ---------------
Net assets at end of period                       $        15,090  $        15,086
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                                 329            1,580
    Withdrawals                                               (46)               -
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding                  283            1,580
Units outstanding at beginning of year                      1,580                -
                                                  ---------------  ---------------
Units outstanding at end of year                            1,863            1,580
                                                  ===============  ===============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Fidelity (continued)
                                                  ------------------------------------------------------------------
                                                         VIP II Contrafund             VIP II Contrafund SVC CL 2
                                                  --------------------------------  --------------------------------
                                                       2002             2001              2002            2001(A)
                                                  ---------------  ---------------  ---------------   --------------
Income:
    Dividends                                     $       425,682  $       549,395  $            25   $            -

Expenses:
    Mortality and expense risk                           (480,992)        (632,324)            (708)             (22)
    Administrative charges                                (94,452)        (124,382)             (31)               -
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                          (149,762)        (207,311)            (714)             (22)
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares           102,440        2,516,888           (1,867)             253
    Realized gain distributions                                 -        1,939,042                -                -
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                             102,440        4,455,930           (1,867)             253
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                          (5,178,846)     (14,525,907)          (4,416)             157
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                            (5,226,168)     (10,277,288)          (6,997)             388
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                316,353          576,392           49,128           13,590
    Transfers between subaccounts
     (including fixed accounts), net                   (3,553,131)      (3,883,820)          23,850                -
    Transfers for contract benefits and
     terminations                                      (7,251,972)      (9,528,364)            (378)         (10,442)
    Contract maintenance charges                         (156,607)        (221,222)               -                -
Adjustments to net assets allocated
 to contracts in payout period                                  -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
 from contract transactions                           (10,645,357)     (13,057,014)          72,600            3,148
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets               (15,871,525)     (23,334,302)          65,603            3,536
Net assets at beginning of period                      54,323,295       77,657,597            3,536                -
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $    38,451,770  $    54,323,295  $        69,139   $        3,536
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                              59,283           78,101            9,426              374
    Withdrawals                                          (614,933)        (686,385)          (1,604)               -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding             (555,650)        (608,284)           7,822              374
Units outstanding at beginning of year                  2,598,463        3,206,747              374                -
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                        2,042,813        2,598,463            8,196              374
                                                  ===============  ===============  ===============   ==============

                                                  Fidelity (continued)
                                                  --------------------------------
                                                          VIP Equity Income
                                                  --------------------------------
                                                       2002             2001
                                                  ---------------  ---------------
Income:
    Dividends                                     $       960,327  $     1,249,483

Expenses:
    Mortality and expense risk                           (507,884)        (693,376)
    Administrative charges                                (99,706)        (136,439)
                                                  ---------------  ---------------
Net Investment Income (Expense)                           352,737          419,668
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares        (2,358,873)       1,328,680
    Realized gain distributions                         1,307,111        3,510,452
                                                  ---------------  ---------------
       Realized gain (losses)                          (1,051,762)       4,839,132
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                          (9,368,227)      (9,984,214)
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                           (10,067,252)      (4,725,414)
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                256,289          936,561
    Transfers between subaccounts
     (including fixed accounts), net                   (5,631,942)      (2,194,262)
    Transfers for contract benefits and
     terminations                                      (8,447,803)      (8,546,639)
    Contract maintenance charges                         (165,405)        (201,565)
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                           (13,988,861)     (10,005,905)
                                                  ---------------  ---------------
Total increase (decrease) in net assets               (24,056,113)     (14,731,319)
Net assets at beginning of period                      61,436,146       76,167,465
                                                  ---------------  ---------------
Net assets at end of period                       $    37,380,033  $    61,436,146
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                              35,768          173,575
    Withdrawals                                          (898,569)        (692,876)

Net increase (decrease) in units outstanding             (862,801)        (519,301)
Units outstanding at beginning of year                  3,290,502        3,809,803
                                                  ---------------  ---------------
Units outstanding at end of year                        2,427,701        3,290,502
                                                  ===============  ===============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Fidelity (continued)
                                                  ------------------------------------------------------------------
                                                     VIP Equity Income SVC CL 2                 VIP Growth
                                                  -------------------------------   --------------------------------
                                                       2002            2001(A)           2002              2001
                                                  ---------------  --------------   ---------------   --------------
Income:
    Dividends                                     $           925  $             -  $         1,534   $          729

Expenses:
    Mortality and expense risk                             (2,736)             (40)          (5,540)         (10,925)
    Administrative charges                                   (111)               -             (661)          (1,304)
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                            (1,922)             (40)          (4,667)         (11,500)
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares           (19,728)              (6)        (190,398)          (6,748)
    Realized gain distributions                             1,333                -                -           68,535
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                             (18,395)              (6)        (190,398)          61,787
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                             (19,432)             921           22,801         (240,761)
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                               (39,749)             875         (172,264)        (190,474)
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                106,586           24,647                -              225
    Transfers between subaccounts
     (including fixed accounts), net                       67,120            2,845          (25,331)          10,242
    Transfers for contract benefits and
     terminations                                         (13,672)               -         (306,938)        (136,865)
    Contract maintenance charges                             (909)               -           (1,040)          (2,120)
Adjustments to net assets allocated
  to contracts in payout period                                 -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
  from contract transactions                              159,125           27,492         (333,309)        (128,518)
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets                   119,376           28,367         (505,573)        (318,992)
Net assets at beginning of period                          28,367                -          746,122        1,065,114
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $       147,743  $        28,367  $       240,549   $      746,122
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                              28,505            3,048              240            1,622
    Withdrawals                                           (12,132)               -          (15,852)          (6,287)
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding               16,373            3,048          (15,612)          (4,665)
Units outstanding at beginning of year                      3,048                -           29,335           34,000
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                           19,421            3,048           13,723           29,335
                                                  ===============  ===============  ===============   ==============

                                                  Fidelity (continued)
                                                  --------------------------------
                                                         VIP II Index 500
                                                  --------------------------------
                                                       2002             2001
                                                  ---------------  ---------------
Income:
    Dividends                                     $       618,445  $       674,097

Expenses:
    Mortality and expense risk                           (480,940)        (600,345)
    Administrative charges                                (92,066)        (115,136)
                                                  ---------------  ---------------
Net Investment Income (Expense)                            45,439          (41,384)
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares        (1,356,638)         741,757
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                          (1,356,638)         741,757
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                         (11,244,097)      (9,209,808)
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                           (12,555,296)      (8,509,435)
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                909,157        1,857,531
    Transfers between subaccounts
     (including fixed accounts), net                    3,213,753        4,465,058
    Transfers for contract benefits and
     terminations                                      (5,645,977)      (6,369,958)
    Contract maintenance charges                         (162,671)        (186,343)
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                            (1,685,738)        (233,712)
                                                  ---------------  ---------------
Total increase (decrease) in net assets               (14,241,034)      (8,743,147)
Net assets at beginning of period                      54,514,212       63,257,359
                                                  ---------------  ---------------
Net assets at end of period                       $    40,273,178  $    54,514,212
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                             439,650          473,353
    Withdrawals                                          (576,376)        (494,263)
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding             (136,726)         (20,910)
Units outstanding at beginning of year                  3,965,549        3,986,459
                                                  ---------------  ---------------
Units outstanding at end of year                        3,828,823         3,965,549
                                                  ===============  ===============

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  Fidelity (continued)              MFS
                                                  --------------------------------  --------------------------------
                                                      VIP II Index 500 SVC CL 2           Capital Opportunities IC
                                                  --------------------------------  --------------------------------
                                                        2002           2001(A)            2002            2001
                                                  ---------------  ---------------  ---------------   --------------
Income:
    Dividends                                     $         1,005  $             -  $        13,863   $        2,373

Expenses:
    Mortality and expense risk                             (7,904)             (53)        (250,823)        (397,180)
    Administrative charges                                   (316)               -          (48,666)         (77,219)
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                            (7,215)             (53)        (285,626)        (472,026)
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares            (9,348)              (4)      (6,181,702)         543,607
    Realized gain distributions                                 -                -                -        3,298,607
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                              (9,348)              (4)      (6,181,702)       3,842,214
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                             (96,816)             989       (3,229,999)      14,786,813)
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                              (113,379)             932       (9,697,327)      11,416,625)
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                609,038           34,496          248,459        1,299,955
    Transfers between subaccounts
      (including fixed accounts), net                     464,061            5,871       (7,953,497)       5,020,075
    Transfers for contract benefits and
      terminations                                        (24,740)               -       (3,415,986)      (4,521,004)
    Contract maintenance charges                             (967)               -          (86,563)        (118,322)
Adjustments to net assets allocated
  to contracts in payout period                                 -                -                -                -
Net increase (decrease) in net assets
  from contract transactions                            1,047,392           40,367      (11,207,587)       1,680,704
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets                   934,013           41,299      (20,904,914)      (9,735,921)
Net assets at beginning of period                          41,299                -       34,885,130       44,621,051
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $       975,312  $        41,299  $    13,980,216   $   34,885,130
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                             138,871            4,513           87,896          426,351
    Withdrawals                                            (4,068)               -       (1,033,029)        (337,546)
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding              134,803            4,513         (945,133)          88,805
Units outstanding at beginning of year                      4,513                -        2,223,177        2,134,372
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                          139,316            4,513        1,278,044        2,223,177
                                                  ===============  ===============  ===============   ==============

                                                       Capital Opportunities SC
                                                  --------------------------------
                                                       2002            2001(A)
                                                  ---------------  ---------------
Income:
    Dividends                                     $             -  $             -

Expenses:
    Mortality and expense risk                             (3,425)             (50)
    Administrative charges                                    (98)               -
                                                  ---------------  ---------------
Net Investment Income (Expense)                            (3,523)             (50)
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares           (57,786)             964
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                             (57,786)             964
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                             (17,369)           1,234
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                               (78,678)           2,148
                                                  ---------------  ---------------
Contract Transactions:
    Payments received from contract owners                 86,427           43,571
    Transfers between subaccounts
     (including fixed accounts), net                       77,599           11,806
    Transfers for contract benefits and
     terminations                                         (11,532)         (11,103)
    Contract maintenance charges                             (422)               -
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                               152,072           44,274
                                                  ---------------  ---------------
Total increase (decrease) in net assets                    73,394           46,422
Net assets at beginning of period                          46,422                -
                                                  ---------------  ---------------
Net assets at end of period                       $       119,816  $        46,422
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                              42,943            5,555
    Withdrawals                                           (27,723)               -
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding               15,220            5,555
Units outstanding at beginning of year                      5,555                -
                                                  ---------------  ---------------
Units outstanding at end of year                           20,775            5,555
                                                  ===============  ===============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  MFS (continued)
                                                  ------------------------------------------------------------------
                                                          Emerging Growth IC                Emerging Growth SC
                                                  --------------------------------  --------------------------------
                                                       2002             2001              2002            2001(A)
                                                  ---------------  ---------------  ---------------   --------------
Income:
    Dividends                                     $             -  $            -   $             -   $            -

Expenses:
    Mortality and expense risk                           (299,329)        (527,789)            (731)             (14)
    Administrative charges                                (59,156)        (104,464)             (46)               -
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                          (358,485)        (632,253)            (777)             (14)
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares        (2,150,736)       2,680,837           (2,330)              (3)
    Realized gain distributions                                 -        3,493,285                -                -
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                          (2,150,736)       6,174,122           (2,330)              (3)
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                         (10,989,503)     (31,917,114)         (18,499)             511
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                           (13,498,724)     (26,375,245)         (21,606)             494
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                204,976          449,382           28,137            3,352
    Transfers between subaccounts
     (including fixed accounts), net                   (3,234,738)      (3,878,947)          56,272               52
    Transfers for contract benefits and
     terminations                                      (4,587,625)      (7,586,272)          (5,148)               -
    Contract maintenance charges                         (103,610)        (191,292)            (397)               -
Adjustments to net assets allocated
 to contracts in payout period                                  -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
 from contract transactions                            (7,720,997)     (11,207,129)         (78,864)           3,404
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets               (21,219,721)      (37,52,374)          57,258            3,898
Net assets at beginning of period                      42,131,787       79,714,161            3,898                -
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $    20,912,066  $    42,131,787  $        61,156   $        3,898
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                              25,769          145,943           11,781              466
    Withdrawals                                          (547,540)        (664,002)          (1,085)               -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding             (521,771)        (518,059)          10,696              466
Units outstanding at beginning of year                  2,187,442        2,705,501              466                -
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                        1,665,671        2,187,442           11,162              466
                                                  ===============  ===============  ===============   ==============

                                                  MFS (continued)
                                                  --------------------------------
                                                           High Income IC
                                                  --------------------------------
                                                       2002             2001
                                                  ---------------  ---------------
Income:
    Dividends                                     $     1,319,353  $     1,888,405

Expenses:
    Mortality and expense risk                           (157,638)        (214,832)
    Administrative charges                                (30,942)         (42,203)
                                                  ---------------  ---------------
Net Investment Income (Expense)                         1,130,773        1,631,370
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares        (1,209,049)      (2,540,227)
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                          (1,209,049)      (2,540,227)
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                             410,644        1,558,438
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                               332,368          649,581
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                 92,936          309,631
    Transfers between subaccounts
     (including fixed accounts), net                   (2,354,793)      (4,634,959)
    Transfers for contract benefits and
     terminations                                      (2,806,744)      (3,338,591)
    Contract maintenance charges                          (42,015)         (60,873)
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                            (5,110,616)      (7,724,792)
                                                  ---------------  ---------------
Total increase (decrease) in net assets                (4,778,248)      (7,075,211)
Net assets at beginning of period                      16,614,022       23,689,233
                                                  - -------------  -- ------------
Net assets at end of period                       $    11,835,774  $    16,614,022
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                           1,278,856        1,106,937
    Withdrawals                                        (1,684,129)      (1,689,087)
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding             (405,273)        (582,150)
Units outstanding at beginning of year                  1,351,868        1,934,018
                                                  ---------------  ---------------
Units outstanding at end of year                          946,595        1,351,868
                                                  ===============  ===============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                  MFS (continued)
                                                  ------------------------------------------------------------------
                                                           High Income SC                      Research IC
                                                  --------------------------------  --------------------------------
                                                       2002            2001(A)            2002             2001
                                                  ---------------  ---------------  ---------------   --------------
Income:
    Dividends                                     $         3,691  $             -  $        64,928   $        5,468

Expenses:
    Mortality and expense risk                             (1,538)             (55)        (234,403)        (383,651)
    Administrative charges                                    (55)               -          (46,363)         (75,972)
                                                  ---------------  ---------------  ---------------   --------------
Net Investment Income (Expense)                             2,098              (55)        (215,838)        (454,155)
                                                  ---------------  ---------------  ---------------   --------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares            (1,420)             130       (2,204,469)         712,115
    Realized gain distributions                                 -                -                -        5,253,675
                                                  ---------------  ---------------  ---------------   --------------
       Realized gain (losses)                              (1,420)             130       (2,204,469)       5,965,790
                                                  ---------------  ---------------  ---------------   --------------
Change in unrealized
 appreciation during the year                                (366)             398       (4,693,263)     (16,158,915)
                                                  ---------------  ---------------  ---------------   --------------
Increase (decrease) in net assets from
 operations                                                   312              473       (7,113,570)     (10,647,280)
                                                  ---------------  ---------------  ---------------   --------------

Contract Transactions:
    Payments received from contract owners                 74,442           27,322           95,190          306,853
    Transfers between subaccounts
     (including fixed accounts), net                       16,469              191       (2,396,347)      (2,905,629)
    Transfers for contract benefits and
     terminations                                          (4,570)               -       (3,557,771)      (5,360,988)
    Contract maintenance charges                             (258)               -          (79,578)        (119,168)
Adjustments to net assets allocated
 to contracts in payout period                                  -                -                -                -
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in net assets
 from contract transactions                                86,083           27,513       (5,938,506)      (8,078,932)
                                                  ---------------  ---------------  ---------------   --------------
Total increase (decrease) in net assets                    86,395           27,986      (13,052,076)     (18,726,212)
Net assets at beginning of period                          27,986                -       30,089,220       48,815,432
                                                  ---------------  ---------------  ---------------   --------------
Net assets at end of period                       $       114,381  $        27,986  $    17,037,144   $   30,089,220
                                                  ===============  ===============  ===============   ==============

ACCUMULATION UNITS:
    Purchases                                              11,305            2,894            9,634           63,185
    Withdrawals                                            (2,501)               -         (434,473)        (521,320)
                                                  ---------------  ---------------  ---------------   --------------
Net increase (decrease) in units outstanding                8,804            2,894         (424,839)        (458,135)
Units outstanding at beginning of year                      2,894                -        1,772,778        2,230,913
                                                  ---------------  ---------------  ---------------   --------------
Units outstanding at end of year                           11,698            2,894        1,347,939        1,772,778
                                                  ===============  ===============  ===============   ==============

                                                  MFS (continued)
                                                  --------------------------------
                                                            Research SC
                                                  --------------------------------
                                                       2002             2001(A)
                                                  ---------------  ---------------
Income:
    Dividends                                     $             3  $             -

Expenses:
    Mortality and expense risk                               (177)             (13)
    Administrative charges                                     (5)               -
                                                  ---------------  ---------------
Net Investment Income (Expense)                              (179)             (13)
                                                  ---------------  ---------------
Realized gains (losses) on investments
    Realized gain (loss) on sale of fund shares               (95)              (3)
    Realized gain distributions                                 -                -
                                                  ---------------  ---------------
       Realized gain (losses)                                 (95)              (3)
                                                  ---------------  ---------------
Change in unrealized
 appreciation during the year                              (2,645)             265
                                                  ---------------  ---------------
Increase (decrease) in net assets from
 operations                                                (2,919)             249
                                                  ---------------  ---------------

Contract Transactions:
    Payments received from contract owners                 16,265            3,352
    Transfers between subaccounts
     (including fixed accounts), net                            -               53
    Transfers for contract benefits and
     terminations                                               -                -
    Contract maintenance charges                                -                -
Adjustments to net assets allocated
 to contracts in payout period                                  -                -
                                                  ---------------  ---------------
Net increase (decrease) in net assets
 from contract transactions                                16,265            3,405
                                                  ---------------  ---------------
Total increase (decrease) in net assets                    13,346            3,654
Net assets at beginning of period                           3,654                -
                                                  ---------------  ---------------
Net assets at end of period                       $        17,000  $         3,654
                                                  ===============  ===============

ACCUMULATION UNITS:
    Purchases                                               2,217              420
    Withdrawals                                               (38)               -
                                                  ---------------  ---------------
Net increase (decrease) in units outstanding                2,179              420
Units outstanding at beginning of year                        420                -
                                                  ---------------  ---------------
Units outstanding at end of year                            2,599              420
                                                  ===============  ===============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                             MFS (continued)                                             Pioneer
                                             ---------------------------------------------------------   --------------------------

                                               Strategic Income IC (B)       Strategic Income SC (B)           Equity-Income
                                             ----------------------------  ---------------------------   --------------------------
                                                 2002           2001          2002          2001(A)         2002           2001
                                             ------------   -------------  ------------   ------------   -------------  -----------
Income:
   Dividends                                 $    475,816   $     594,952  $      2,373   $          -   $     126,395  $   136,332

Expenses:
   Mortality and expense risk                    (114,385)       (154,354)       (1,378)           (55)        (67,515)     (87,470)
   Administrative charges                         (22,448)        (30,312)          (48)             -         (12,744)     (16,761)
                                             ------------   -------------  ------------   ------------   -------------  -----------
Net Investment Income (Expense)                   338,983         410,286           947            (55)         46,136       32,101
                                             ------------   -------------  ------------   ------------   -------------  -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                        (66,316)       (151,223)          (66)             5      (1,091,808)    (138,881)
   Realized gain distributions                          -               -             -              -               -      453,345
                                             ------------   -------------  ------------   ------------   -------------  -----------
     Realized gain (losses)                       (66,316)       (151,223)          (66)             5      (1,091,808)     314,464
                                             ------------   -------------  ------------   ------------   -------------  -----------

Change in unrealized appreciation
 during the year                                  435,880         265,117         4,477           (433)       (268,294)    (977,331)
                                             ------------   -------------  ------------   ------------   -------------  -----------
Increase (decrease) in net assets from
 operations                                       708,547         524,180         5,358           (483)     (1,313,966)    (630,766)
                                             ------------   -------------  ------------   ------------   -------------  -----------

Contract Transactions:
   Payments received from contract owners         148,523         280,429        40,259         29,852         225,641      714,198
   Transfers between subaccounts
    (including fixed accounts), net            (3,373,359)     (1,965,781)       19,179            231      (3,174,257)   2,347,821
   Transfers for contract benefits and
    terminations                               (1,829,722)     (2,167,671)       (6,939)             -        (633,801)    (830,700)
   Contract maintenance charges                   (34,552)        (48,944)         (377)             -         (17,941)     (23,881)
Adjustments to net assets allocated
 to contracts in payout period                          -               -             -              -               -            -
                                             ------------   -------------  ------------   ------------   -------------  -----------
Net increase (decrease) in net assets
 from contract transactions                    (5,089,110)     (3,901,967)       52,122         30,083      (3,600,358)   2,207,438
                                             ------------   -------------  ------------   ------------   -------------  -----------
Total increase (decrease) in net assets        (4,380,563)     (3,377,787)       57,480         29,600      (4,914,324)   1,576,672
Net assets at beginning of period              13,227,056      16,604,843        29,600             --       8,382,355    6,805,683
                                             ------------   -------------  ------------   ------------   -------------  -----------
Net assets at end of period                  $  8,846,493   $  13,227,056  $     87,080   $     29,600   $   3,468,031  $ 8,382,355
                                             ============   =============  ============   ============   =============  ===========

Accumulation units:
   Purchases                                       30,418          63,498         8,508          2,869         100,739      417,655
   Withdrawals                                   (470,891)       (412,469)       (3,484)             -         498,906)    (214,036)
                                             ------------   -------------  ------------   ------------   -------------  -----------
Net increase (decrease) in units outstanding     (440,473)       (348,971)        5,024          2,869        (398,167)     203,619
Units outstanding at beginning of year          1,170,726       1,519,697         2,869              -         795,981      592,362
                                             ------------   -------------  ------------   ------------   -------------  -----------
Units outstanding at end of year                  730,253       1,170,726         7,893          2,869         397,814      795,981
                                             ============   =============  ============   ============   =============  ===========

(A) For the period from June 1 to December 31.
(B) Formerly "Global Governments"
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                             Pioneer (continued)
                                             --------------------------------------------------------------------------------------

                                                        Fund                      Growth Shares              Mid-Cap Value I
                                             ----------------------------  ---------------------------   --------------------------
                                                 2002           2001          2002           2001           2002           2001
                                             ------------   -------------  ------------   ------------  -------------  ------------
Income:
   Dividends                                 $     27,728   $      22,291  $          -   $          -  $      49,241  $     64,340

Expenses:
   Mortality and expense risk                     (35,890)        (35,611)       (3,658)        (3,157)      (156,799)     (115,457)
   Administrative charges                          (6,738)         (6,832)         (696)          (625)       (30,722)      (22,722)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net Investment Income (Expense)                   (14,900)        (20,152)       (4,354)        (3,782)      (138,280)      (73,839)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                       (460,399)       (186,711)     (120,361)       (62,849)      (181,612)      (28,430)
   Realized gain distributions                         --         180,102             -              -        434,462       944,924
                                             ------------   -------------  ------------   ------------  -------------  ------------
     Realized gain (losses)                      (460,399)         (6,609)     (120,361)       (62,849)       252,850       916,494
                                             ------------   -------------  ------------   ------------  -------------  ------------
Change in unrealized appreciation
 during the year                                 (326,516)       (485,152)      (56,885)        13,077     (2,350,287)     (394,242)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Increase (decrease) in net assets from
 operations                                      (801,815)       (511,913)     (181,600)       (53,554)    (2,235,717)      448,413
                                             ------------   -------------  ------------   ------------  -------------  ------------

Contract Transactions:
   Payments received from contract owners         187,207         350,608        25,137         39,716        499,577       135,686
   Transfers between subaccounts
    (including fixed accounts), net               180,469       1,722,428      (143,132)       500,327      9,401,118     4,885,594
   Transfers for contract benefits and
    terminations                                 (588,315)       (424,032)      (86,052)       (33,824)    (2,815,913)   (1,716,601)
   Contract maintenance charges                   (11,753)         (7,851)       (1,288)          (322)       (63,446)      (37,995)
Adjustments to net assets allocated
 to contracts in payout period                          -               -             -              -              -             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in net assets
 from contract transactions                      (232,392)      1,641,153      (205,335)       505,897      7,021,336     3,266,684
                                             ------------   -------------  ------------   ------------  -------------  ------------
Total increase (decrease) in net assets        (1,034,207)      1,129,240      (386,935)       452,343      4,785,619     3,715,097
Net assets at beginning of period               3,781,671       2,652,431       595,663        143,320     12,814,555     9,099,458
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net assets at end of period                  $  2,747,464   $   3,781,671  $    208,728   $    595,663  $  17,600,174  $ 12,814,555
                                             ============   =============  ============   ============  =============  ============

Accumulation units:
   Purchases                                      101,040         269,352        27,251         88,011        614,626       410,754
   Withdrawals                                   (140,724)        (99,820)      (64,105)       (23,135)      (122,570)     (198,428)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in units outstanding      (39,684)        169,532       (36,854)        64,876        492,056       212,326
Units outstanding at beginning of year            441,374         271,842        80,304         15,428        846,911       634,585
                                             ------------   -------------  ------------   ------------  -------------  ------------
Units outstanding at end of year                  401,690         441,374        43,450         80,304      1,338,967       846,911
                                             ============   =============  ============   ============  =============  ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                             Pioneer (continued)
                                             --------------------------------------------------------------------------------------

                                                   Mid-Cap Value II           Real Estate Growth I         Real Estate Growth II
                                             ----------------------------  ---------------------------   --------------------------
                                                 2002          2001(A)         2002           2001          2002          2001(A)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Income:
   Dividends                                 $        552   $           3  $    408,826   $    562,357  $       7,545  $        266

Expenses:
   Mortality and expense risk                      (5,092)            (24)      (95,603)      (112,156)        (2,617)          (41)
   Administrative charges                            (228)              -       (18,642)       (21,872)           (86)            -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net Investment Income (Expense)                    (4,768)            (21)      294,581        428,329          4,842           225
                                             ------------   -------------  ------------   ------------  -------------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                         (1,869)             (4)      731,476       (167,849)           446             3
   Realized gain distributions                      6,360              46             -              -              -             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
     Realized gain (losses)                         4,491              42       731,476       (167,849)           446             3
                                             ------------   -------------  ------------   ------------  -------------  ------------
Change in unrealized appreciation
 during the year                                  (47,892)            652      (822,179)       430,073         (9,500)          706
                                             ------------   -------------  ------------   ------------  -------------  ------------
Increase (decrease) in net assets from
 operations                                       (48,169)            673       203,878        690,553         (4,212)          934
                                             ------------   -------------  ------------   ------------  -------------  ------------

Contract Transactions:
   Payments received from contract owners         437,631           5,873       245,961        389,280        136,188        22,240
   Transfers between subaccounts
    (including fixed accounts), net               408,754           4,398    (1,791,011)       252,686         73,036         5,096
   Transfers for contract benefits and
    terminations                                  (13,529)              -    (1,314,720)    (1,488,524)        (6,063)            -
   Contract maintenance charges                      (266)              -       (26,859)       (37,444)          (297)            -
Adjustments to net assets allocated
 to contracts in payout period                          -               -             -              -              -             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in net assets
 from contract transactions                       832,590          10,271    (2,886,629)      (884,002)       202,864        27,336
                                             ------------   -------------  ------------   ------------  -------------  ------------

Total increase (decrease) in net assets           784,421          10,944    (2,682,751)      (193,449)       198,652        28,270
Net assets at beginning of period                  10,944               -    10,311,278     10,504,727         28,270             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net assets at end of period                  $    795,365   $      10,944  $  7,628,527   $ 10,311,278  $     226,922  $     28,270
                                             ============   =============  ============   ============  =============  ============

Accumulation units:
   Purchases                                       92,833           1,122       525,582        379,926         25,040         2,720
   Withdrawals                                       (846)              -      (746,586)      (449,879)        (6,155)            -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in units outstanding       91,987           1,122      (221,004)       (69,953)        18,885         2,720
Units outstanding at beginning of year              1,122               -       823,625        893,578          2,720             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Units outstanding at end of year                   93,109           1,122       602,621        823,625         21,605         2,720
                                             ============   =============  ============   ============  =============  ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                             Scudder
                                             --------------------------------------------------------------------------------------

                                                       Bond                      Global Discovery           Growth and Income
                                             ----------------------------  ---------------------------  ---------------------------
                                                 2002            2001          2002           2001           2002          2001
                                             ------------   -------------  ------------   ------------  -------------  ------------
Income:
   Dividends                                 $      4,438   $      10,359  $          -   $          -  $      51,787  $    100,243
Expenses:
   Mortality and expense risk                      (1,109)         (3,192)      (51,227)       (77,414)       (74,219)     (104,377)
   Administrative charges                            (132)           (381)      (10,047)       (15,255)       (14,479)      (20,551)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net Investment Income (Expense)                     3,197           6,786       (61,274)       (92,669)       (36,911)      (24,685)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
    shares                                          5,519            (846)   (1,073,028)       274,844     (1,105,521)     (597,293)
   Realized gain distributions                          -               -             -        153,861              -       241,696
                                             ------------   -------------  ------------   ------------  -------------  ------------
     Realized gain (losses)                         5,519            (846)   (1,073,028)       428,705     (1,105,521)     (355,597)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Change in unrealized appreciation
 during the year                                   (6,354)          4,875       (82,335)    (2,883,958)      (953,170)   (1,147,702)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Increase (decrease) in net assets from
 operations                                         2,362          10,815    (1,216,637)    (2,547,922)    (2,095,602)   (1,527,984)
                                             ------------   -------------  ------------   ------------  -------------  ------------

Contract Transactions:
   Payments received from contract owners               -               -        54,591         98,881         97,758       118,401
   Transfers between subaccounts
    (including fixed accounts), net                (3,630)         (3,811)     (817,771)      (320,389)       (97,213)     (278,432)
   Transfers for contract benefits and
    terminations                                 (183,497)        (59,755)     (574,881)    (1,125,984)    (1,106,215)   (1,317,597)
   Contract maintenance charges                      (243)           (705)      (18,550)       (33,621)       (29,658)      (36,512)
Adjustments to net assets allocated
 to contracts in payout period                          -               -             -              -              -             -
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in net assets
 from contract transactions                      (187,370)        (64,271)   (1,356,611)    (1,381,113)    (1,135,328)   (1,514,140)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Total increase (decrease) in net assets          (185,008)        (53,456)   (2,573,248)    (3,929,035)    (3,230,930)   (3,042,124)
Net assets at beginning of period                 222,868         276,324     6,422,281     10,351,316      8,952,102    11,994,226
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net assets at end of  period                 $     37,860   $     222,868  $  3,849,033   $  6,422,281  $   5,721,172  $  8,952,102
                                             ============   =============  ============   ============  =============  ============

Accumulation units:
   Purchases                                            -               -        24,591         64,433         68,289        40,923
   Withdrawals                                    (12,656)         (4,410)     (129,112)      (147,857)      (192,224)     (176,535)
                                             ------------   -------------  ------------   ------------  -------------  ------------
Net increase (decrease) in units outstanding      (12,656)         (4,410)     (104,521)       (83,424)      (123,935)     (135,612)
Units outstanding at beginning of year             15,067          19,477       437,554        520,978        800,567       936,179
                                             ------------   -------------  ------------   ------------  -------------  ------------
Units outstanding at end of year                    2,411          15,067       333,033        437,554        676,632       800,567
                                             ============   =============  ============   ============  =============  ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                          Scudder (continued)
                                          ------------------------------------------------------------------------------------------

                                                 International A                 International B               Money Market
                                          -----------------------------   --------------------------   ----------------------------
                                              2002             2001            2002         2001(A)         2002           2001
                                          -------------   -------------   -------------   ----------   -------------   ------------
Income:
   Dividends                              $    166,613    $    124,157    $        259    $       -    $        993    $      5,839

Expenses:
   Mortality and expense risk                 (185,220)       (298,888)           (984)         (17)           (823)         (2,010)
   Administrative charges                      (36,525)        (58,957)            (10)           -             (98)           (240)
                                          -------------   -------------   -------------   ----------   -------------   ------------
Net Investment Income (Expense)                (55,132)       (233,688)           (735)         (17)             72           3,589
                                          -------------   -------------   -------------   ----------   -------------   ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
    fund shares                             (7,513,795)     (3,696,378)        (10,217)         (20)              -               -
   Realized gain distributions                       -       5,819,848               -            -               -               -
                                          -------------   -------------   -------------   ----------   -------------   ------------
      Realized gain (losses)                (7,513,795)      2,123,470         (10,217)         (20)              -               -
                                          -------------   -------------   -------------   ----------   -------------   ------------
Change in unrealized appreciation
 during the year                             3,681,067     (13,631,758)         (2,579)         (92)              -               -
                                          -------------   -------------   -------------   ----------   -------------   ------------
Increase (decrease) in net assets from
 operations                                 (3,887,860)    (11,741,976)        (13,531)        (129)             72           3,589
                                          -------------   -------------   -------------   ----------   -------------   ------------

Contract Transactions:
   Payments received from contract owners      100,747         243,237           8,849        5,743               -               -
   Transfers between subaccounts
    (including fixed accounts), net         (2,076,894)     (1,620,714)         27,837           36          50,795          48,219
   Transfers for contract benefits and
    terminations                            (2,736,027)     (4,297,378)              -            -        (228,070)           (363)
   Contract maintenance charges                (57,971)       (106,348)              -            -          (1,131)            (54)
Adjustments to net assets allocated
 to contracts in payout period                       -               -               -            -               -               -
                                          -------------   -------------   -------------   ----------   -------------   ------------
Net increase (decrease) in net assets
 from contract transactions                 (4,770,145)     (5,781,203)         36,686        5,779        (178,406)         47,802
                                          -------------   -------------   -------------   ----------   -------------   ------------
Total increase (decrease) in net assets     (8,658,005)    (17,523,179)         23,155        5,650        (178,334)         51,391
Net assets at beginning of period           22,557,723      40,080,902           5,650            -         192,362         140,971
                                          -------------   -------------   -------------   ----------   -------------   ------------
Net assets at end of  period              $ 13,899,718    $ 22,557,723    $     28,805    $   5,650    $     14,028    $    192,362
                                          =============   =============   =============   ==========   =============   ============

Accumulation units:
   Purchases                                   307,018         241,362          11,320          667          38,666          36,862
   Withdrawals                                (747,827)       (637,380)         (7,658)           -        (174,548)           (320)
                                          -------------   -------------   -------------   ----------   -------------   ------------
Net increase (decrease) in units
 outstanding                                  (440,809)       (396,018)          3,662          667        (135,882)         36,542
Units outstanding at beginning of year       1,863,892       2,259,910             667            -         146,563         110,021
                                          -------------   -------------   -------------   ----------   -------------   ------------
Units outstanding at end of year             1,423,083       1,863,892           4,329          667          10,681         146,563
                                          =============   =============   =============   ==========   =============   ============

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                       T.Rowe Price
                                       ----------------------------------------------------------------------------------------

                                               Equity Income             International Stock           Limited-Term Bond
                                       ----------------------------   ---------------------------   ---------------------------
                                            2002           2001           2002           2001           2002           2001
                                       -------------   ------------   ------------   ------------   ------------   ------------
Income:
  Dividends                            $     898,331   $    922,737   $    290,547   $    660,686   $  2,189,509   $  2,562,919

Expenses:

  Mortality and expense risk                (569,120)      (664,214)      (292,409)      (352,341)      (465,583)      (479,477)
  Administrative charges                    (110,583)      (130,571)       (56,009)       (68,604)       (88,591)       (92,967)
                                       -------------   ------------   ------------   ------------   ------------   ------------
Net Investment Income (Expense)              218,628        127,952        (57,871)       239,741      1,635,335      1,990,475
                                       -------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments
  Realized gain (loss) on sale of
   fund shares                              (244,854)     1,818,089     (1,711,253)      (101,577)       173,049         97,983
  Realized gain distributions                 61,992      1,174,874         29,055              -              -              -
                                       -------------   ------------   ------------   ------------   ------------   ------------
    Realized gain (losses)                  (182,862)     2,992,963     (1,682,198)      (101,577)       173,049         97,983
                                       -------------   ------------   ------------   ------------   ------------   ------------
Change in unrealized appreciation
 during the year                          (8,691,198)    (3,163,952)    (4,383,958)    (9,700,621)       (90,204)     1,064,635
                                       -------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
 operations                               (8,655,432)       (43,037)    (6,124,027)    (9,562,457)     1,718,180      3,153,093
                                       -------------   ------------   ------------   ------------   ------------   ------------

Contract Transactions:
  Payments received from contract
   owners                                  1,035,220        612,620        946,297        804,057      1,241,909      1,760,601
  Transfers between subaccounts
   (including fixed accounts), net         6,193,484     (2,458,339)     3,874,231      3,194,824     (5,845,378)     5,458,828
  Transfers for contract benefits
   and terminations                       (8,174,529)    (7,605,049)    (4,112,901)    (4,861,594)    (5,752,322)    (6,094,998)
  Contract maintenance charges              (179,873)      (181,978)       (87,110)      (117,668)      (122,417)      (150,147)
Adjustments to net assets allocated
 to contracts in payout period                     -              -              -              -              -              -
                                       -------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 from contract transactions               (1,125,698)    (9,632,746)       620,517       (980,381)   (10,478,208)       974,284
                                       -------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in net
 assets                                   (9,781,130)    (9,675,783)    (5,503,510)   (10,542,838)    (8,760,028)     4,127,377

Net assets at beginning of period         60,541,915     70,217,698     31,071,747     41,614,585     48,077,452     43,950,075
                                       -------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period            $  50,760,785   $ 60,541,915   $ 25,568,237   $ 31,071,747   $ 39,317,424   $ 48,077,452
                                       =============   ============   ============   ============   ============   ============

Accumulation units:
     Purchases                               438,094        112,707      1,756,757        323,654        453,765        478,881
     Withdrawals                            (424,451)      (574,805)    (1,673,057)      (390,938)    (1,200,687)      (395,887)
                                       -------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in units
outstanding                                   13,643       (462,098)        83,700        (67,284)      (746,922)        82,994
Units outstanding at beginning of year     2,884,843      3,346,941      2,758,903      2,826,187      3,573,588      3,490,594
                                       -------------   ------------   ------------   ------------   ------------   ------------
Units outstanding at end of year           2,898,486      2,884,843      2,842,603      2,758,903      2,826,666      3,573,588
                                       =============   ============   ============   ============   ============   ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                               T.Rowe Price (continued)                                    Van Kampen (B)
                                               ---------------------------------------------------------   ------------------------

                                                   New America Growth        Personal Strategy Balanced    Emerging Markets Equity
                                               ---------------------------   ---------------------------   ------------------------
                                                   2002           2001           2002           2001          2002         2001
                                               ------------   ------------   ------------   ------------   -----------  -----------
Income:
  Dividends                                    $          -   $          -   $    903,494   $  1,246,003   $         -   $        -

Expenses:
  Mortality and expense risk                       (208,937)      (309,500)      (364,265)      (445,557)      (35,199)     (29,274)
  Administrative charges                            (40,667)       (60,604)       (71,889)       (88,252)       (6,588)      (5,681)
                                               ------------   ------------   ------------   ------------   -----------  -----------
Net Investment Income (Expense)                    (249,604)      (370,104)       467,340        712,194       (41,787)     (34,955)
                                               ------------   ------------   ------------   ------------   -----------  -----------
Realized gains (losses) on investments
  Realized gain (loss) on sale of fund shares    (2,621,578)       (60,232)      (358,987)       663,585    (1,081,284)  (1,041,208)
  Realized gain distributions                             -        482,991              -              -             -            -
                                               ------------   ------------   ------------   ------------   -----------  -----------
    Realized gain (losses)                       (2,621,578)       422,759       (358,987)       663,585    (1,081,284)  (1,041,208)
                                               ------------   ------------   ------------   ------------   -----------  -----------
Change in unrealized appreciation
 during the year                                 (5,081,996)    (4,670,274)    (3,667,009)    (3,191,505)      812,927      896,954
                                               ------------   ------------   ------------   ------------   -----------  -----------
Increase (decrease) in net assets from
 operations                                      (7,953,178)    (4,617,619)    (3,558,656)    (1,815,726)     (310,144)    (179,209)
                                               ------------   ------------   ------------   ------------   -----------  -----------

Contract Transactions:
  Payments received from contract owners            247,897        683,424        280,937        299,948       180,800      194,761
  Transfers between subaccounts
   (including fixed accounts), net               (3,577,987)     2,304,648     (1,772,184)    (1,320,814)     (280,819)     876,557
  Transfers for contract benefits and
   terminations                                  (3,164,763)    (4,416,312)    (5,524,211)    (5,316,149)     (439,420)    (281,453)
  Contract maintenance charges                      (69,897)      (101,055)      (106,454)      (116,841)      (12,471)      (9,707)
Adjustments to net assets allocated
 to contracts in payout period                            -              -              -              -             -            -
                                               ------------   ------------   ------------   ------------   -----------  -----------
Net increase (decrease) in net assets
 from contract transactions                      (6,564,750)    (1,529,295)    (7,121,912)    (6,453,856)     (551,910)     780,158
                                               ------------   ------------   ------------   ------------   -----------  -----------
Total increase (decrease) in net assets         (14,517,928)    (6,146,914)   (10,680,568)    (8,269,582)     (862,054)     600,949
Net assets at beginning of period                28,591,704     34,738,618     40,509,927     48,779,509     3,488,932    2,887,983
                                               ------------   ------------   ------------   ------------   -----------  -----------
Net assets at end of period                    $ 14,073,776   $ 28,591,704   $ 29,829,359   $ 40,509,927   $ 2,626,878  $ 3,488,932
                                               ============   ============   ============   ============   ===========  ===========

Accumulation units:
  Purchases                                          45,628        216,063        131,320         77,044       129,206      244,535
  Withdrawals                                      (538,080)      (293,613)      (565,859)      (439,219)     (208,455)    (138,535)
                                               ------------   ------------   ------------   ------------   -----------  -----------
Net increase (decrease) in units outstanding       (492,452)       (77,550)      (434,539)      (362,175)      (79,249)     106,000
Units outstanding at beginning of year            1,589,702      1,667,252      2,271,704      2,633,879       463,521      357,521
                                               ------------   ------------   ------------   ------------   -----------  -----------
Units outstanding at end of year                  1,097,250      1,589,702      1,837,165      2,271,704       384,272      463,521
                                               ============   ============   ============   ============   ===========  ===========

(B) Formerly Morgan Stanley

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                                 Van Kampen (B) (continued)
                                                 --------------------------------------------------------------

                                                          Fixed Income                      Technology
                                                 ------------------------------   -----------------------------
                                                     2002              2001           2002           2001(A)
                                                 -------------    -------------   -------------   -------------
Income:
  Dividends                                      $     963,403    $     173,206   $           -   $           -

Expenses:
  Mortality and expense risk                          (152,295)         (28,996)           (222)            (15)
  Administrative charges                               (27,310)          (5,647)            (10)              -
                                                 -------------    -------------   -------------   -------------
Net Investment Income (Expense)                        783,798          138,563            (232)            (15)
                                                 -------------    -------------   -------------   -------------
Realized gains (losses) on investments
  Realized gain (loss) on sale of fund shares          (17,690)         155,910            (366)             (8)
  Realized gain distributions                          183,321           66,806               -               -
                                                 -------------    -------------   -------------   -------------
    Realized gain (losses)                             165,631          222,716            (366)             (8)
                                                 -------------    -------------   -------------   -------------
Change in unrealized appreciation during the
 year                                                  (47,939)        (177,952)         (6,969)          1,008
                                                 -------------    -------------   -------------   -------------
Increase (decrease) in net assets from
 operations                                            901,490          183,327          (7,567)            985
                                                 -------------    -------------   -------------   -------------

Contract Transactions:
  Payments received from contract owners             1,775,701          163,838          20,072           3,352
  Transfers between subaccounts (including
   fixed accounts), net                             23,088,846        1,547,891              99             126
  Transfers for contract benefits and
   terminations                                     (1,522,391)        (387,982)           (194)              -
  Contract maintenance charges                         (42,967)          (7,270)              -               -
Adjustments to net assets allocated to
 contracts in payout period                                  -                -               -               -
                                                 -------------    -------------   -------------   -------------
Net increase (decrease) in net assets from
 contract transactions                              23,299,189        1,316,477          19,977           3,478
                                                 -------------    -------------   -------------   -------------
Total increase (decrease) in net assets             24,200,679        1,499,804          12,410           4,463
Net assets at beginning of period                    3,579,682        2,079,878           4,463               -
                                                 -------------    -------------   -------------   -------------
Net assets at end of period                      $  27,780,361    $   3,579,682   $      16,873   $       4,463
                                                 =============    =============   =============   =============

Accumulation units:
  Purchases                                          2,032,413          351,665           3,811             578
  Withdrawals                                         (126,962)        (240,669)           (191)              -
                                                 -------------    -------------   -------------   -------------
Net increase (decrease) in units outstanding         1,905,451          110,996           3,620             578
Units outstanding at beginning of year                 297,523          186,527             578               -
                                                 -------------    -------------   -------------   -------------
Units outstanding at end of year                     2,202,974          297,523           4,198             578
                                                 =============    =============   =============   =============

(A) For the period from June 1 to December 31.
(B) Formerly Morgan Stanley

The accompanying notes are an integral part of these financial statements.

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

1. NATURE OF OPERATIONS
   United of Omaha Separate Account C (Separate Account) was established by United of Omaha Life Insurance Company on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business United may conduct. United contributes seed money to sub-accounts when established. As of December 31, 2002, total seed money of $ 114,965 has been contributed to the separate account.

   A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2. SUB-ACCOUNTS
   The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

   ALGER
   THE ALGER AMERICAN FUND
   Alger American Growth Portfolio ("American Growth")
   Alger American Small Capitalization Portfolio ("American Small
   Capitalization")

   DEUTSCHE
   DEUTSCHE ASSET MANAGEMENT VIT FUNDS
   Scudder VIT EAFE(R)Equity Index Fund Portfolio ("EAFE(R)Equity Index") Scudder VIT Small Cap Index Fund Portfolio ("Small Cap Index")

   FEDERATED
   FEDERATED INSURANCE SERIES
   Federated Prime Money Market II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Govt. Securities II ("U.S. Government Securities II")

   FIDELITY
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Fidelity VIP Equity Income Portfolio ("VIP Equity Income")
   Fidelity VIP Equity Income Portfolio SVC CL 2 ("VIP Equity Income SVC CL 2") Fidelity VIP Growth Portfolio ("VIP Growth")
   Fidelity Variable Insurance Products Fund II
   Fidelity VIP II Asset Manager Portfolio ("VIP II Asset Manager")
   Fidelity VIP II Asset Manager: Growth Portfolio ("VIP II Asset Manager:
   Growth")
   Fidelity VIP II Asset Manager: Growth Portfolio SVC CL 2 ("VIP II Asset
   Manager: Growth SVC CL 2")
   Fidelity VIP II Contrafund Portfolio ("VIP II Contrafund")
   Fidelity VIP II Contrafund Portfolio SVC CL 2 ("VIP II Contrafund SVC CL 2") Fidelity VIP II Index 500 Portfolio ("VIP II Index 500")
   Fidelity VIP II Index 500 Portfolio SVC CL 2 ("VIP II Index 500 SVC CL 2")

   MFS
   MFS VARIABLE INSURANCE TRUST
   MFS - Capital Opportunities Series Portfolio Initial Class ("Capital Opportunities IC")
   MFS - Capital Opportunities Series Portfolio Service Class ("Capital Opportunities SC")
   MFS - Emerging Growth Series Portfolio Initial Class("Emerging Growth IC") MFS - Emerging Growth Series Portfolio Service Class ("Emerging Growth SC") MFS - High Income Series Portfolio Initial Class ("High Income IC")
   MFS - High Income Series Portfolio Service Class ("High Income SC")
   MFS - Research Series Portfolio Initial Class ("Research IC")

   MFS - Research Series Portfolio Service Class ("Research SC")
   MFS - Strategic Income Series Portfolio Initial Class ("Strategic Income IC") MFS - Strategic Income Series Portfolio Service Class ("Strategic Income SC")

   PIONEER
   Pioneer Variable Contracts Fund
   Pioneer Equity-Income Fund VCT Portfolio-Class II ("Equity-Income")
   Pioneer Fund VCT Portfolio-Class II ("Fund")
   Pioneer Growth Shares VCT Portfolio-Class II ("Growth Shares")
   Pioneer Mid-Cap Value VCT Portfolio-Class I ("Mid-Cap Value I")
   Pioneer Mid-Cap Value VCT Portfolio-Class II ("Mid-Cap Value II")
   Pioneer Real Estate Growth VCT Portfolio-Class I ("Real Estate Growth I") Pioneer Real Estate Growth VCT Portfolio-Class II ("Real Estate Growth II")

   SCUDDER
   Scudder Variable Series I Fund
   Scudder VSI Bond Portfolio ("Bond")
   Scudder VSI Global Discovery Portfolio - Class B ("Global Discovery") Scudder VSI Growth and Income Portfolio - Class B ("Growth and Income") Scudder VSI International Portfolio - Class A ("International A") Scudder VSI International Portfolio - Class B ("International B") Scudder VSI Money Market Portfolio ("Money Market")

   T. ROWE PRICE
   T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio ("Equity Income")
   T. Rowe Price New America Growth Portfolio ("New America Growth")
   T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

   T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio ("International Stock")

   T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

   VAN KAMPEN
   Van Kampen Universal Institutional Funds Inc.
   Van Kampen Emerging Markets Equity Portfolio ("Emerging Markets Equity") Van Kampen Fixed Income Portfolio ("Fixed Income")
   Van Kampen Technology Portfolio ("Technology")

   The availability of some portfolios is dependent upon the product under which each policy was written.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

   Contracts in Payout (Annuitization) Period - Net assets allocated to contracts in the payout period are computed according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 4.0%. The mortality risk is fully borne by United and may result in additional amounts being transferred into the sub-accounts of the Separate Account by United to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to United.

   Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4. ACCOUNT CHARGES
   MORTALITY AND EXPENSE RISK CHARGE:
   United deducts a daily charge as compensation for the mortality and expense risks assumed by United. The nominal annual rate is a percentage of the net asset value of each sub-account based on the following:

         Series I            1.25%      Series V           1.00%
         Ultra-Access        1.40%      Ultra-Rewards      1.25%

   United guarantees that the mortality and expense charge will not increase above these levels.

   Enhanced Death Benefit - The Series V and Ultra-Rewards variable annuity products include a feature which provides the policyholder an option to purchase an enhanced death benefit. A daily charge equivalent to an annual rate of .35% and .30% of the accumulation value for Series V and Ultra-Rewards, respectively, is deducted from each policy with this feature.

   CONTRACT MAINTENANCE CHARGES:
   Tax Expense Charge - United may incur premium taxes relating to the policies. United may deduct a charge of up to 3.5% of purchase payments for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner or at the annuity payment start date. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

   Withdrawal Charge - A withdrawal charge will be assessed on withdrawals in excess of an allowable withdrawal percentage as follows:

         Series I        10% of total purchase payments
         Series V        15% of accumulation value
         Ultra-Rewards   the lessor of 9% of total purchase payments or 10%
                         of accumulation value

   The amount of the withdrawal charge on withdrawals in excess of the allowable withdrawal percentage will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made as follows:

                    SERIES I AND V                     ULTRA-REWARDS
      -------------------------------------------   --------------------
      Policy Year   Charge   Policy Year   Charge   Policy Year   Charge
      -----------   ------   -----------   ------   -----------   ------
            1          7%           5        3%        1 - 3        8%
            2          6%           6        2%        4 - 5        7%
            3          5%           7        1%        6 - 7        6%
            4          4%    8 and later     -           8          5%
                                                     9 and later    -

   Withdrawal processing fee - A fee equal to the lessor of $25 or 2% of the amount withdrawn is imposed for the second and each subsequent withdrawal request during a single policy year for Series I policies.

   Transfer Charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for Series I, Series V and Ultra-Access and a $20 fee for Ultra-Rewards for the 13th through a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyholder's request. United guarantees that the transfer fee will not increase above these levels.

   Enhanced Credit Charge - Ultra-Rewards policyholders can elect the enhanced credit rider. A daily charge is deducted from the policy equivalent to an annual charge of 0.50%, assesed proportionately on the net assets of each subaccount and fixed accounts elected for investment.

   Policy fee - There is an annual policy fee of $30 for Series I, Series V and Ultra-Access and $40 for Ultra-Rewards that is deducted from the accumulated value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulated value is greater than $50,000 on the last valuation date of the applicable policy year. United guarantees the annual policy fee will not increase.

   ADMINISTRATIVE CHARGE:
   United deducts a daily administrative expense charge from the net assets of the Separate Account. The annual rate is a percentage of the net asset value of each sub-account based on the following:

      Series I       .15%     Ultra-Access          .20%
      Series V       .20%     Ultra-Rewards         .15%

   United guarantees that the daily administrative expense charge will not increase.

5. PURCHASES AND SALES OF INVESTMENTS
   The aggregate cost of daily net purchases and proceeds from daily net sales of investments for the year ended December 31, 2002 were as follows:

                                           PURCHASES          SALES
                                        --------------    --------------
      American Growth                   $    5,241,251    $    7,152,881
      American Small Capitalization            793,601         5,201,022

                                           PURCHASES          SALES
                                        --------------    --------------
      EAFE(R)Equity Index               $    1,654,698    $    6,466,353
      Small Cap Index                        1,469,028         3,461,983

      Prime Money Fund II                   52,819,546        59,829,505
      U.S. Government Securities II          8,559,697         8,831,209

      VIP II Asset Manager                      29,648           236,947
      VIP II Asset Manager: Growth             220,143         8,488,867
      VIP II Asset Manager: Growth
       SVC CL 2                                  2,968               284
      VIP II Contrafund                      1,172,582        12,374,990
      VIP II Contrafund SVC CL 2                85,449            13,588
      VIP Equity Income                        532,368        15,095,497
      VIP Equity Income SVC CL 2               250,057            93,807
      VIP Growth                                 6,814           345,148
      VIP II Index 500                       4,538,266         6,780,522
      VIP II Index 500 SVC CL 2              1,069,325            34,164

      Capital Opportunities IC               1,201,221        12,675,898
      Capital Opportunities SC                 313,876           167,867
      Emerging Growth IC                       301,430         8,373,258
      Emerging Growth SC                        84,346             6,715
      High Income IC                        15,820,998        21,112,662
      High Income SC                           109,049            24,775
      Research IC                              127,680         6,340,251
      Research SC                               16,322               234
      Strategic Income IC                      337,067         5,560,611
      Strategic Income SC                       88,701            37,999

      Equity-Income                            995,648         4,664,715
      Fund                                     767,977         1,043,192
      Growth Shares                            152,451           362,052
      Mid-Cap Value I                        8,507,369         1,682,540
      Mid-Cap Value II                         833,706             9,275
      Real Estate Growth I                   6,188,672         9,186,518
      Real Estate Growth II                    265,319            64,184

      Bond                                           -           188,613
      Global Discovery                         280,339         1,697,723
      Growth and Income                        643,630         1,866,443
      International A                        3,183,705         8,103,045
      International B                           87,647            51,957
      Money Market                              50,833           230,122

      Equity Income                          6,241,398         8,063,962
      International Stock                   13,391,993        13,120,023
      Limited-Term Bond                      5,584,945        16,617,008
      New America Growth                       495,789         7,322,113
      Personal Strategy Balanced             2,047,236         9,602,663

      Emerging Markets Equity                1,018,041         1,609,392
      Fixed Income                          24,717,422         1,598,955
      Technology                                20,329               544

6.   UNIT VALUES
     A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, follows.

                                            At December 31                                 For the year ended December 31
                           ---------------------------------------------   --------------------------------------------------------
                                                                           Investment
                                         Unit Fair Value                     Income        Expense Ratio          Total Return
                             Units      lowest to highest     Net Assets     Ratio*      lowest to highest**   lowest to highest***
                           ----------   -----------------   ------------   ----------   --------------------   --------------------
ALGER
American Growth - 2002      2,193,209   $ 5.84 to $ 15.25   $ 30,906,104         0.04%   1.20%  to    1.70%    (34.05)% to (33.40)%
American Growth - 2001      2,180,743     8.83 to   23.03     48,057,796         0.24    1.20   to    1.70     (13.21)  to (11.70)

                                            At December 31                                 For the year ended December 31
                           ---------------------------------------------   --------------------------------------------------------
                                                                           Investment
                                         Unit Fair Value                     Income        Expense Ratio          Total Return
                             Units      lowest to highest     Net Assets     Ratio*      lowest to highest**   lowest to highest***
                           ----------   -----------------   ------------   ----------   --------------------   --------------------
ALGER (continued)
American Small
 Capitalization - 2002      1,563,073     5.20 to    8.09     12,380,518         0.00    1.20     to    1.70     (27.48)  to (26.67)
American Small
 Capitalization - 2001      2,038,018     7.07 to   11.10     22,170,825         0.05    1.20     to    1.70     (30.66)  to   9.20

DEUTSCHE
EAFE(R)Equity Index - 2002    348,775     5.00 to    7.89      1,777,463         0.54    1.20     to    1.70     (22.84)  to (22.11)
EAFE(R)Equity Index - 2001  1,197,410     6.48 to    9.94      7,809,411         0.00    1.20     to    1.70     (25.86)  to  (0.60)
Small Cap Index -2002         328,468     7.27 to    8.76      2,417,630         0.42    1.20     to    1.70     (21.83)  to (21.08)
Small Cap Index -2001         596,223     9.10 to   11.04      5,581,741         0.70    1.20     to    1.70      (3.70)  to  10.40

FEDERATED
Prime Money Fund II - 2002 30,525,370     1.01 to    1.26     37,485,795         1.36    1.20     to    1.70          -   to      -
Prime Money Fund II - 2001 35,216,087     1.01 to    1.26     43,982,666         3.52    1.20     to    1.70       1.00   to   2.44
U.S. Government Securities
 II - 2002                  1,950,439    10.92 to   15.23     29,347,252         3.62    1.20     to    1.70       7.29   to   8.33
U.S. Government Securities
 II - 2001                  1,939,687    10.32 to   14.14     27,204,334         3.87    1.20     to    1.70       3.20   to   5.76

FIDELITY
VIP II Asset Manager -
 2002                           9,881    15.05 to   15.05        148,746         4.94    1.40     to    1.40     (10.04)  to (10.04)
VIP II Asset Manager -
 2001                          23,148    16.73 to   16.73        387,201         5.01    1.40     to    1.40      (5.43)  to  (5.43)
VIP II Asset Manager:
 Growth - 2002              1,566,693     7.83 to   14.41     22,250,294         3.17    1.20     to    1.60     (16.89)  to (16.56)
VIP II  Asset Manager:
 Growth - 2001              2,106,559     9.42 to   17.27     35,840,840         3.22    1.20     to    1.60      (8.93)  to  (8.53)
VIP II  Asset Manager:
 Growth SVC CL 2 - 2002         1,863     7.93 to    8.93         15,090         2.33    1.40     to    1.70     (16.96)  to (16.31)
VIP II Asset Manager:
 Growth SVC CL 2 - 2001         1,580     9.55 to    9.55         15,086         0.00    1.40     to    1.70      (4.50)  to  (4.50)
VIP II Contrafund - 2002    2,042,813     9.77 to   19.49     38,451,770         0.90    1.20     to    1.60     (10.84)  to (10.43)
VIP II Contrafund - 2001    2,598,463    10.94 to   21.76     54,323,295         0.90    1.20     to    1.60     (13.66)  to (13.31)
VIP II Contrafund SVC
 CL 2 - 2002                    8,196     8.43 to    9.27         69,139         0.06    1.40     to    1.70     (10.70)  to (10.17)
VIP II Contrafund SVC
 CL 2 - 2001                      374     9.45 to    9.45          3,536         0.00    1.40     to    1.70      (5.50)  to  (5.50)
VIP Equity Income - 2002    2,427,701     8.42 to   15.85     37,380,033         1.92    1.20     to    1.60     (18.24)  to (17.92)
VIP Equity Income - 2001    3,290,502    10.29 to   19.31     61,436,146         1.86    1.20     to    1.60      (6.53)  to  (6.13)
VIP Equity Income SVC
 CL 2 -2002                    19,421     7.59 to    8.50        147,743         0.60    1.40     to    1.70     (18.21)  to (17.64)
VIP Equity Income SVC
 CL 2 -2001                     3,048     9.28 to   10.25         28,367         0.00    1.40     to    1.70      (7.20)  to   2.50
VIP Growth - 2002              13,723    17.53 to   17.53        240,549         0.34    1.40     to    1.40     (31.07)  to (31.07)
VIP Growth - 2001              29,335    25.43 to   25.43        746,122         0.09    1.40     to    1.40     (18.83)  to (18.83)
VIP II Index 500 - 2002     3,828,823     7.70 to   19.41     40,273,178         1.33    1.20     to    1.60     (23.51)  to (23.16)
VIP II Index 500 - 2001     3,965,549    10.05 to   25.32     54,514,212         1.19    1.20     to    1.60     (13.51)  to (13.18)
VIP II Index 500 SVC
 CL 2 - 2002                  139,316     7.00 to    8.11        975,312         0.22    1.40     to    1.70     (23.41)  to (22.91)
VIP II  Index 500 SVC
 CL 2 - 2001                    4,513     9.13 to   10.45         41,299         0.00    1.40     to    1.70      (8.70)  to   4.50

MFS
Capital Opportunities
 IC - 2002                  1,278,044     7.50 to   11.31     13,980,216         0.06    1.20     to    1.60     (30.81)  to (30.53)
Capital Opportunities
 IC - 2001                  2,223,177    10.84 to   16.28     34,885,130         0.01    1.20     to    1.60     (24.70)  to (24.38)
Capital Opportunities
 SC - 2002                     20,775     5.76 to    7.47        119,816         0.00    1.40     to    1.70     (30.69)  to (30.25)
Capital Opportunities
 SC - 2001                      5,555     8.30 to   10.60         46,422         0.00    1.40     to    1.70     (17.00)  to   6.00
Emerging Growth IC - 2002   1,665,671     6.54 to   12.84     20,912,066         0.00    1.20     to    1.60     (34.80)  to (34.52)
Emerging Growth IC - 2001   2,187,442    10.03 to   19.61     42,131,787         0.00    1.20     to    1.60     (34.58)  to (34.30)
Emerging Growth SC - 2002      11,162     5.46 to    7.29         61,156         0.00    1.40     to    1.70     (34.69)  to (34.21)
Emerging Growth SC - 2001         466     8.36 to    8.36          3,898         0.00    1.40     to    1.70     (16.40)  to (16.40)
High Income IC - 2002         946,595     9.25 to   12.67     11,835,774         8.69    1.20     to    1.60       0.98   to   1.36
High Income IC - 2001       1,351,868     9.16 to   12.50     16,614,022         9.09    1.20     to    1.60       0.44   to   0.81
High Income SC - 2002          11,698     9.77 to   10.12        114,381         4.36    1.40     to    1.70       1.03   to   1.71
High Income SC - 2001           2,894     9.67 to    9.67         27,986         0.00    1.40     to    1.70      (3.30)  to  (3.30)

                                            At December 31                                 For the year ended December 31
                           ---------------------------------------------   --------------------------------------------------------
                                                                           Investment
                                         Unit Fair Value                     Income        Expense Ratio          Total Return
                             Units      lowest to highest     Net Assets     Ratio*      lowest to highest**   lowest to highest***
                           ----------   -----------------   ------------   ----------   --------------------   --------------------
MFS (continued)
Research IC - 2002          1,347,939     6.84  to  12.85     17,037,145          0.28    1.20    to    1.60     (25.75)  to (25.46)
Research IC - 2001          1,772,778     9.21  to  17.24     30,089,220          0.01    1.20    to    1.60     (22.52)  to (22.20)
Research SC - 2002              2,599     6.46  to   7.95         17,000          0.03    1.40    to    1.70     (25.66)  to (25.21)
Research SC - 2001                420     8.70  to   8.70          3,654          0.00    1.40    to    1.70     (13.00)  to (13.00)
Strategic Income IC - 2002    730,253    11.45  to  12.13      8,846,493          4.25    1.20    to    1.60       6.67   to   7.06
Strategic Income IC - 2001  1,170,726    10.73  to  11.33     13,227,056          3.98    1.20    to    1.60       3.06   to   3.47
Strategic Income SC - 2002      7,893    10.84  to  11.03         87,080          3.14    1.40    to    1.70       6.88   to   7.54
Strategic Income SC - 2001      2,869    10.32  to  10.32         29,600          0.00    1.40    to    1.70       3.20   to   3.20

PIONEER
Equity-Income - 2002          397,814     7.78  to   8.74      3,468,031          1.97    1.20    to    1.70     (17.38)  to (16.57)
Equity-Income - 2001          795,981     9.38  to  10.54      8,382,355          1.62    1.20    to    1.70      (8.64)  to  (6.20)
Fund - 2002                   401,690     6.77  to   8.31      2,747,464          0.82    1.20    to    1.70     (20.54)  to (19.79)
Fund - 2001                   441,374     8.51  to   9.01      3,781,671          0.65    1.20    to    1.70     (12.63)  to  (9.90)
Growth Shares - 2002           43,450     4.70  to   6.61        208,728          0.00    1.20    to    1.70     (36.14)  to (35.45)
Growth Shares - 2001           80,304     7.36  to   8.67        595,663          0.00    1.20    to    1.70     (20.52)  to (13.30)
Mid-Cap Value I - 2002      1,338,967     9.93  to  13.41     17,600,174          0.32    1.20    to    1.60     (12.64)  to (12.24)
Mid-Cap Value I - 2001        846,911    11.36  to  15.29     12,814,555          0.56    1.20    to    1.60       4.80   to   5.23
Mid-Cap Value II - 2002        93,109     8.54  to   9.28        795,365          0.18    1.40    to    1.70     (12.50)  to (11.87)
Mid-Cap Value II - 2001         1,122     9.75  to   9.75         10,944          0.07    1.40    to    1.70      (2.50)  to  (2.50)
Real Estate Growth
 I - 2002                     602,621    10.59  to  12.83      7,628,527          4.35    1.20    to    1.60       0.93   to   1.26
Real Estate Growth
 I - 2001                     823,625    10.49  to  12.67     10,311,278          5.17    1.20    to    1.60       6.00   to   6.47
Real Estate Growth
II - 2002                      21,605    10.40  to  10.50        226,922          5.02    1.40    to    1.70       0.96   to   1.66
Real Estate Growth
 II - 2001                      2,720    10.22  to  10.40         28,270          3.31    1.40    to    1.70       2.20   to   4.00

SCUDDER
Bond - 2002                     2,411    15.70  to  15.70         37,860          4.75    1.40    to    1.40       6.15   to   6.15
Bond - 2001                    15,067    14.79  to  14.79        222,868          4.15    1.40    to    1.40       4.23   to   4.23
Global Discovery -2002        333,033     6.58  to  11.80      3,849,033          0.00    1.20    to    1.70     (21.34)  to (20.50)
Global Discovery -2001        437,554     8.36  to  14.94      6,422,281          0.00    1.20    to    1.70     (26.15)  to (14.40)
Growth and Income - 2002      676,632     6.16  to   8.57      5,721,172          0.71    1.20    to    1.70     (24.60)  to (23.94)
Growth and Income - 2001      800,567     8.17  to  11.32      8,952,102          0.99    1.20    to    1.70     (12.96)  to  (8.00)
International A - 2002      1,423,083     6.40  to   9.91     13,899,718          0.91    1.20    to    1.60     (19.60)  to (19.30)
International A - 2001      1,863,892     7.96  to  12.28     22,557,723          0.43    1.20    to    1.60     (31.99)  to (31.70)
International B - 2002          4,329     6.62  to   7.69         28,805          0.53    1.40    to    1.70     (19.66)  to (19.14)
International B - 2001            667     8.24  to   9.39          5,650          0.00    1.40    to    1.70     (17.60)  to  (6.10)
Money Market - 2002            10,681     1.31  to   1.31         14,028          1.57    1.40    to    1.40          -   to      -
Money Market - 2001           146,563     1.31  to   1.31        192,362          3.58    1.40    to    1.40       2.34  to    2.34

T. ROWE PRICE
Equity Income - 2002        2,898,486     8.30  to  21.47     50,760,785          1.61    1.20    to    1.70     (14.49)  to (13.59)
Equity Income - 2001        2,884,843     9.68  to  25.06     60,541,915          1.43    1.20    to    1.70      (3.20)  to   0.28
International Stock - 2002  2,842,603     6.50  to   9.35     25,568,237          1.03    1.20    to    1.70     (19.61)  to (18.70)
International Stock - 2001  2,758,903     8.08  to  11.61     31,071,747          1.95    1.20    to    1.70     (23.45)  to (11.00)
Limited-Term Bond - 2002    2,826,666    10.63  to  14.87     39,317,424          4.91    1.20    to    1.70       3.68   to   4.83
Limited-Term Bond - 2001    3,573,588    10.12  to  14.30     48,077,452          5.50    1.20    to    1.70       1.20   to   7.15
New America Growth - 2002   1,097,250     6.09  to  14.87     14,073,776          0.00    1.20    to    1.70     (29.45)  to (28.79)
New America Growth - 2001   1,589,702     8.63  to  21.04     28,591,704          0.00    1.20    to    1.70     (13.27)  to  12.00
Personal Strategy
 Balanced - 2002            1,837,165     8.86  to  16.42     29,829,359          2.51    1.20    to    1.70      (9.27)  to  (8.38)
Personal Strategy
 Balanced - 2001            2,271,704     9.73  to  18.02     40,509,927          2.86    1.20    to    1.70      (4.03)  to  (2.70)

                                            At December 31                                 For the year ended December 31
                           ---------------------------------------------   --------------------------------------------------------
                                                                           Investment
                                         Unit Fair Value                     Income        Expense Ratio          Total Return
                             Units      lowest to highest     Net Assets     Ratio*      lowest to highest**   lowest to highest***
                           ----------   -----------------   ------------   ----------   --------------------   --------------------
VAN KAMPEN
Emerging Markets
 Equity - 2002                384,272     6.65  to  10.07      2,626,878          0.00    1.20    to    1.70    (10.38)  to   (9.44)
Emerging Markets
 Equity - 2001                463,521     7.42  to  11.04      3,488,932          0.00    1.20    to    1.70     (7.94)  to   10.40
Fixed Income - 2002         2,202,974    10.82  to  12.78     27,780,361          6.78    1.20    to    1.70      5.63   to    6.71
Fixed Income - 2001           297,523    10.37  to  12.06      3,579,682          6.00    1.20    to    1.70      3.70   to    8.06
Technology - 2002               4,198     3.89  to   5.96         16,873          0.00    1.40    to    1.70    (49.68)  to  (49.28)
Technology - 2001                 578     7.72  to   7.72          4,463          0.00    1.40    to    1.70    (22.80)  to  (22.80)

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges and administrative charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

PART C          OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements

                All required financial statements are included in Part B of this Registration Statement.

        (b)     Exhibits: The following exhibits are filed herewith:

Exhibit No.     Description of Exhibit

(1)     (a)     Resolution of the Board of Directors of United of Omaha Life
                Insurance Company establishing the Variable Account.*

(2)             Not applicable.

(3)     (a)     Principal  Underwriter  Agreement by and between United of Omaha
                Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc.*

                Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer.*


(4)     (a)     Form of Policy for the ULTRA-SELECT SERIES L variable annuity
                Policy.********

        (b)     Form of Riders to the Policy.

            (1) Enhanced Death Benefit Rider to the Policy.********

            (2) Enhanced Earnings Death Benefit Rider for the Policy.********

            (3) Waiver of Withdrawal Charges Rider to the Policy (Disability,
                Terminal Illness and Unemployment).********

            (4) Waiver of Withdrawal Charges Rider to the Policy (Residence
                Damage and Death of Spouse or Minor Dependent).********

            (5) Unisex Endorsement.********

            (6) Returns Benefit Rider.*********


(5)             Form of Application for the Policy.********

(6)     (a)     Articles of Incorporation of United of Omaha Life Insurance
                Company.*

                Bylaws of United of Omaha Life Insurance Company.****

(7)             Not applicable.

(8)     (a) (1) Participation Agreement among The Alger American Fund, Fred
                Alger Management, Inc. and United of Omaha Life Insurance Company.*

                Amendment No. 1 to the Participation Agreement among Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

                Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

        (b) (1) Fund Participation Agreement among United of Omaha Life Insurance Company, Insurance Management Series and Federated Securities Corp.*

            (2) Amendment No. 1 to the Participation Agreement among Federated
                Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

            (3) Amendment No. 2 to the Participation Agreement among Federated
                Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

        (c) (1) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.*

            (2) Amendment No. 2 to the Participation Agreement among Variable
                Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (3) Amendment No. 3 to the Participation Agreement among Variable
                Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (4) Amendment No. 4 to the Participation Agreement among Variable
                Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (5) Amendment No. 5 to the Participation Agreement among Variable
                Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.*******

            (6) Participation Agreement among Variable Insurance Products Fund,
                Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (7) Amendment No. 1 to the Participation Agreement among Variable
                Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (8) Amendment No. 2 to the Participation Agreement among Variable
                Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

            (9) Amendment No. 3 to the Participation Agreement among Variable
                Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.*******

        (d) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company.*******

        (e) (1) Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

            (2) Amendment No. 1 to the Participation Agreement among Pioneer
                Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

            (3) Amendment No. 2 to the Participation Agreement among Pioneer
                Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

        (f) (1) Participation Agreement by and between Scudder Variable Life Investment Fund and United of Omaha Life Insurance Company.*

            (2) First Amendment to the Participation Agreement among United of
                Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund.****

        (g) (1) Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.*

            (2) Amended Schedule A effective May 31, 1995 to Participation
                Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

            (3) Amended Schedule A effective May 1, 1997 to Participation
                Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

            (4) Amended Schedule A effective August 6, 1999 to Participation
                Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

        (h) Participation Agreement among Morgan Stanley Universal Funds, Inc, Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, LLP, and United of Omaha Life Insurance Company.**

        (i) (1) Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.***

           (2) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.*******

9.              Opinion and Consent of Counsel.

10.             Consents of Independent Auditors.

11.             Not applicable.

12.             Not applicable.

13.             Schedules of Computation of Performance Data.

14.             Powers of Attorney.*******

* Incorporated by reference to Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

** Incorporated by reference by Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).

*** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

***** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on August 20, 2001 (File No. 333-54112).

****** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 22, 2002 (File No. 333-54112).

******* Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

******** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on July 25, 2002 (File No. 333-97073).

*********   Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 28, 2003 (File No.
            333-97073).

ITEM 25.        DIRECTORS AND OFFICERS OF THE DEPOSITOR

Our Directors and Senior Officers are:


 DIRECTORS*
 David Baris           Managing Partner, Kennedy, Baris & Lundy, L.L.P.
 Samuel L. Foggie, Sr. Retired Banking and Finance Industry Executive
 Carol B. Hallett      Senior Advisor, Air Transport Association of America
 Jeffrey M. Heller     Former Vice Chairman, Electronic Data Systems (Retired)
 Richard W. Mies       Senior Vice President, Science Applications International
                       Corporation
 Oscar S. Straus II    Chairman, The Daniel and Florence Guggenheim Foundation
 John W. Weekly        Chairman of the Board, President and CEO of our Company



 SENIOR OFFICERS*
 John W. Weekly        Chairman of the Board, President and Chief Executive
                       Officer
 Cecil D. Bykerk       Executive Vice President and Chief Actuary
 James L. Hanson       Executive Vice President (Information Services)
 Randall C. Horn       Executive Vice President (Individual Financial Services)
 M. Jane Huerter       Executive Vice President and Corporate Secretary
                       (Corporate Services)
 William C. Mattox     Executive Vice President (Federal Legislative Affairs)
 Thomas J. McCusker    Executive Vice President and General Counsel
 Daniel P. Neary       Executive Vice President (Group Benefit Services)
 Tommie D. Thompson    Executive Vice President, Treasurer and Comptroller
 Richard A. Witt       Executive Vice President and Chief Investment Officer

            *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Name of Corporation (where organized)*                 Type of Corporation

Mutual of Omaha Insurance Company (NE)                 Accident & Health
                                                         Insurance
    Fulcrum Growth Partners, L.L.C. (DE)               Investment activities
        BalCo Holdings, LLC (DE)                       Investment activities
    KFS Corporation (NE)                               Holding Corporation
        Kirkpatrick, Pettis, Smith, Polian Inc. (NE)   Registered broker-dealer
                                                         & investment advisor
          KP Capital Markets, Inc. (NE)                Inactive
        KPM Investment Management, Inc. (NE)           Investment advisor

        Kirkpatrick Pettis Trust Company (NE)          Trust company
    Mutual of Omaha Health Plans, Inc. (NE)            Holding corporation
        Exclusive Healthcare, Inc. (NE)                HMO
        Ingenium Benefits, Inc. (NE)                   Administrative services
        Mutual of Omaha of South Dakota & Community
          Health Plus HMO, Inc. (SD)                   HMO
    Mutual of Omaha Holdings, Inc. (NE)                Holding corporation
        Innowave incorporated (NE)                     Markets water
                                                         purification products
        Mutual of Omaha Investor Services, Inc. (NE)   Registered securities
                                                         broker-dealer
        Mutual of Omaha Marketing Corporation (NE)     Markets insurance
                                                         products
    The Omaha Indemnity Company (WI)                   Property & casualty
                                                         insurance  (inactive)
    Omaha Property and Casualty Insurance Company (NE) Property & casualty insurance
        Adjustment Services, Inc. (NE)                 Claims adjusting services
    United of Omaha Life Insurance Company (NE)        Life, H&A
                                                         insurance/annuities
        Companion Life Insurance Company (NY)          Life insurance/annuities
        Mutual of Omaha Structured Settlement
         Company, Inc. (CT)                            Structured settlements
        Mutual of Omaha Structure Settlement Company of
         New York, Inc. (NY)                           Structured settlements
        United World Life Insurance Company (NE)       Accident & health and
                                                       life insurance

*Subsidiaries are indicated by indentations.

ITEM 27.        NUMBER OF POLICYOWNERS


        As of March 31, 2003, there were 4 Owners of the Policies.


ITEM 28.        INDEMNIFICATION

        The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

        With respect to indemnification, Article XI of United's Articles of Incorporation provides as follows:

                An outside director of the Company shall not be personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

With respect to indemnification, Article XII of United's Articles of Incorporation provides as follows:

                To the fullest extent permitted by law, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                To the fullest extent permitted by law, before final disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha Life Insurance Company pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of expenses incurred or paid by a director, officer or controlling person of United in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.        PRINCIPAL UNDERWRITER

     (a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account B and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

     (b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:


            NAME                    TITLE
            --------------------    ------------------------------------------
            John W. Weekly          Chairman, Director
            Richard A. Witt         President, Director
            M. Jane Huerter         Secretary and Director
            Terrance S. DeWald      Vice President, Compliance Officer, Director
            Randall C. Horn         Director
            William J. Bluvas       Vice President, Treasurer



     (c) Mutual of Omaha Investor Services, Inc. is the principal underwriter of the Policies. Commissions payable to a broker-dealer may be up to 8% of purchase payments. For the fiscal year ended December 31, 2002, United paid no compensation to MOIS.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

        The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 31. MANAGEMENT SERVICES.

        All management policies are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as purchase payments under the Policy may be accepted.

     (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request to United at the address or phone number listed in the Prospectus.

     (d) United of Omaha Life Insurance Company represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Insurance Company and United of Omaha Separate Account C certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 to be signed on their behalf, in the City of Omaha and State of Nebraska, on April 30, 2003.

                                  UNITED OF OMAHA SEPARATE ACCOUNT C
                                  Registrant

                                  UNITED OF OMAHA LIFE INSURANCE COMPANY
                                  Depositor

                                  /s/ Thomas J. McCusker
                                  ---------------------------------------
                                  By: Thomas J. McCusker

         As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 has been signed by the following persons on April 30, 2003 in the capacities and on the dates indicated.

Signatures                           Title                              Date
----------                           -----                              ----

by
  --------------------------*     Chairman of the Board, President and  04/30/03
        John W. Weekly            Chief Executive Officer

by
  --------------------------*     Treasurer and Comptroller             04/30/03
        Tommie Thompson           (Principal Financial Officer and
                                  Principal Accounting Officer)

by
  --------------------------*       Director                            04/30/03
        David Baris

by
  --------------------------*       Director                            04/30/03
      Samuel L. Foggie, Sr.

by
  --------------------------*       Director                            04/30/03
        Carol B. Hallett

by
  --------------------------*       Director                            04/30/03
        Jeffrey M. Heller

by
  --------------------------*       Director                            04/30/03
        Richard W. Mies

by
  --------------------------*       Director                            04/30/03
        Oscar S. Straus II

by
  --------------------------*      Director                             04/30/03
        John W. Weekly


* Signed by Thomas J. McCusker under Powers of Attorney effective January 1, 2001 and January 1, 2002.

                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------

(9)             Opinion and Consent of Counsel

(10)            Consent of Independent Auditors

(13)            Schedules of Computation of Performance Data

--------------------------------------------------------------------------------
                           Registration No. 333-97073
                                              811-8190
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                                    EXHIBITS

                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 2

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 40

                                 April 30, 2003

--------------------------------------------------------------------------------